Trust Shares
Investment A Shares
Investment B Shares
Interfund Shares

H U N T I N G T O N   F U N D S   A N N U A L   R E P O R T

December 31, 2001

Money Market Funds

  Huntington Money Market Fund
  Huntington Ohio Municipal Money Market Fund
  Huntington Florida Tax-Free Money Fund
  Huntington U.S. Treasury Money Market Fund

Equity Funds

  Huntington Growth Fund
  Huntington Income Equity Fund
  Huntington Rotating Index Fund
  Huntington Dividend Capture Fund
  Huntington International Equity Fund
  Huntington Mid Corp America Fund
  Huntington New Economy Fund

Income Funds

  Huntington Mortgage Securities Fund
  Huntington Ohio Tax-Free Fund
  Huntington Michigan Tax-Free Fund
  Huntington Fixed Income Securities Fund
  Huntington Intermediate Government Income Fund
  Huntington Short/Intermediate Fixed Income Securities Fund

[Logo of Huntington Funds]

Message from the Chief Investment Officer

Dear Shareholders:

At the beginning of 2001, we adopted the statement, "the wolf is at the door, but he won't come in" to reflect our concerns that the economy would be weak but would not go into a recession. Unfortunately, the wolf did enter at the end of the third quarter--a wolf in sheep's clothing. Just as the economy was starting to show signs of strength last summer, the terrorist attacks of September were sufficient to drag the economy into a mild recession.

In this challenging economic environment, many of the Huntington Funds performed admirably. We are proud of the results achieved by our Fund family--including the five new equity funds that were launched in 2001. Fourteen of our seventeen funds had positive annual total returns or since inception returns (for our new funds that were launched during 2001).1

This year we have invoked the phrase of Mark Twain, "the reports of my demise have been greatly exaggerated," as our moniker for an improving economy. We do not believe much of the prevailing theory that the economy was radically altered by the calamity of September 11. Certainly, there are significant signs that the tremendous fiscal and monetary stimulation of the past year are having the desired effect. Consumer confidence is up, industrial production appears to be on the mend and inventory levels are low. Our nation has adapted to environmental adjustments created by the terrorist attack. Thus, we are anticipating approximately 4% growth in GDP for 2002.

In determining our investment strategies we focus on: the improving economy, the shape of the yield curve, the absolute level of interest rates, investment alternatives, credit and opportunity-cost risks, the outlook for inflation and the potential for sector strength. In general, we are bullish on the stock market but have instituted significant emphasis upon the determination of "event risk" in our investment selections. Through our extensive economic work we have determined (as a result of our proprietary Cyclical VAR Model) our relative [to the Standard & Poor's 500 Index ("S&P 500")] 2 sector weighting as follows:

Consumer Discretion	Significant Overweight	Industrials	Moderate Overweight
Consumer Staples	Significant Underweight	Info. Technology	Significant Overweight
Energy	Marketweight	Materials	Marketweight
Financial	Marketweight	Telecom	Slight Underweight
Healthcare	Underweight	Utilities	Moderate Underweight

Our fixed income strategies focus on the likelihood of interest rates rising by mid-year. In addition, we are attempting to identify the "event risk" potential of any corporate issue. We have reduced our maturity schedule of bonds used in our Funds and reviewed the yield curve to highlight the best combination of risk and reward.

We are pleased to introduce Madelynn Matlock, who recently joined Huntington and is the portfolio manager of our International Equity Fund. As Director of International Investments, she brings over 16 years of international investment experience to the Huntington Funds. As we navigate through 2002, our seasoned team of portfolio managers will continue to work together to find opportunities that will potentially enhance the performance of the Funds for our shareholders.

Very truly yours,

/s/ B. Randolph Bateman

B. Randolph Bateman
Chief Investment Officer
Huntington Asset Advisors, Inc.

(1) Trust Shares

(2) The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Growth Fund As of 12/31/01

Management Discussion & Analysis
--James J. Gibboney, Jr., CFA, Vice President and Portfolio Manager

Since its inception in 1989, the Huntington Growth Fund has attempted to achieve long-term capital appreciation primarily through investing in equity securities. The decade of the 90's produced soaring stock prices and dizzying valuations. Now, we seem to have entered an era where valuation matters again, but still remains higher than historical standards.

Our goal for 2001 was to continue with our policy of wider diversification, decrease some of our over-concentrated positions while simultaneously dealing with a large imbedded capital gain within the Fund. We also repositioned the Fund in early 2001 to deal with a changing interest rate environment and an expected economic recovery.

We were successful in all of these endeavors last year. Two of the over-concentrated positions we reduced significantly underperformed the market. However, our expectation that the economy would round out in 2001 did not materialize. And even though interest rates fell as expected, the financial stocks we selected were more growth oriented and did not perform as well as the market basket of financials. Like other growth-oriented mutual funds, we were impacted by the poor performance of the information technology stocks. For the year ended December 31, 2001, the total return for Trust Shares was (16.75)% versus (23.87)% return for the Lipper Large-Cap Growth Funds Index ("LLCGFI") and (11.88)% for the Standard & Poor's 500 Index ("S&P 500").+ But we believe our "best of breed" investment selection methodology has provided us with a solid foundation for future growth when the economy turns.

Our goal for 2002 is to continue down the path we blazed two years ago. However, in addition to greater diversification and reducing over-concentrations, we expect our top down approach to have a greater impact on the management of the Fund. This methodology, along with our proficiency in stock selection, will determine our success for the upcoming year.

Portfolio Profile
As of 12/31/01

Net Assets ($ mil) *$255.8*
Net Asset Value (Trust Shares) *$42.11*
30-Day SEC Yield (Trust Shares) *0.00%*
Number of Issues *57*
Cash Reserves (%) *1.0%*

Five Largest Equity Holdings♦
(as a percentage of net assets) As of 12/31/01

Automatic Data Processing, Inc. *6.9%*
Walgreen Co. *5.4%*
Home Depot, Inc. *4.8%*
Anadarko Petroleum Corp. *4.8%*
Sysco Corp. *4.3%*

♦The composition of the Fund's Holdings is subject to change.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Growth Fund Trust Shares and Investment Shares, versus the S&P 500† and the LLCGFI†

Total Returns As of 12/31/01	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date (1)
Trust	(16.75)%	(0.63)%	9.50%	10.62%	10.89%
Investment A	(16.97)%	(0.90)%	9.22%	10.34%	10.57%
Investment A, with load	(21.75)%	(2.84)%	7.93%	9.69%	9.96%
Investment B (2)	(17.40)%	(1.68)%	8.38%	9.53%	9.72%
Investment B, with CDSC (2)(3)	(21.53)%	(2.53)%	8.09%	9.53%	9.72%

$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/91
Dec-92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
May-00
Dec-00
12/31/01
$33,903
$30,260
$27,451*
$25,681**
$24,643
Huntington Growth Fund, Trust Shares
Huntington Growth Fund, Investment A
Huntington Growth Fund, Investment B
S&P 500
LLCGFI

For explanation of indices and other notes, please refer to page 82.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Trust Shares commenced operations on July 3, 1989, Class A Shares commenced operations on May 1, 1991, and Class B Shares commenced operations on May 1, 2000.

(2) Prior to 5/1/00, performance for Investment B Shares is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

(3) Performance shown reflects the redemption at the end of the period and the imposition of a maximum 5.00% CDSC.

Income Equity Fund As of 12/31/01

Management Discussion & Analysis
--James M. Buskirk, CFA, Senior Vice President and Portfolio Manager

Since its inception in 1989, the Huntington Income Equity Fund has held a relatively conservative position with an emphasis on stocks with high dividends and modest dividend growth prospects. Our feeling then and now is that certain investors desire both participation in stock market advances as well as the prospect of some downside protection in major market sell-offs. Our feeling also is that many investors have benefited over time through the ownership of a fund that has paid a relatively high dividend income. Further, many benefited from a fund that attempts to minimize distributed capital gains, which can represent tax liabilities for taxable shareholders. All of these attributes -- reasonable capital appreciation over time, high dividends, and minimal capital gains distributions -- have been provided by this Fund.

These attributes served the Fund well in 2001, as its shareholders benefited not only from yet one more year of relatively high cash dividends -- distributed monthly -- but also from a positive total return, no mean feat in last year's volatile market environment. This marks the second consecutive year that the Income Equity Fund earned a modest positive return within a generally declining stock market. While we are encouraged by this recent success, we are also mindful of the fact that this has been the performance pattern of the Fund for many years. That is, because of its relatively conservative equity holdings, all of which pay cash dividends, the Fund has demonstrated a less volatile performance pattern than the broad market indexes, i.e., both its advances and declines have been less pronounced than those of its benchmarks, the Standard & Poor's 500 Index ("S&P 500") and the Lipper Equity Income Funds Index ("LEIFI").+ This is due in large part to our heavy emphasis on dividend income, an emphasis that provides a measure of stability. For the year ended December 31, 2001, the total return for Trust Shares was 1.84% versus (11.88)% for the S&P 500 and (5.20)% return for the LEIFI. During 2001 the Fund benefited from many of its economically sensitive stocks, while many of the groups that had outperformed in the year 2000, namely the electric utilities, energy, and drug stocks, gave back their gains last year. This pattern is not unusual in equity investing.

Looking ahead, we expect to continue to provide the Fund's shareholders with the same attributes that we have in the past. We are encouraged by the gradually increasing appreciation that investors have for companies that pay cash dividends. We hope that a continuation of that trend will benefit the Income Equity Fund in the months and years ahead.

Portfolio Profile
As of 12/31/01

Net Assets ($ mil)	*$213.8*
Net Asset Value (Trust Shares)	*$34.33*
30-Day SEC Yield (Trust Shares)	*2.90%*
Number of Issues	*55*
Cash Reserves (%)	*0.2%*

Five Largest Equity Holdings ♦
(as a percentage of net assets) As of 12/31/01

National City Corp.	*4.1%*
Verizon Communications, Inc.	*4.0%*
ChevronTexaco Corp.	*3.9%*
FleetBoston Financial Corp.	*3.4%*
NiSource, Inc.	*3.3%*

♦ *The composition of the Fund's Holdings is subject to change.*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Income Equity Fund, Trust Shares and Investment Shares, versus the S&P 500† and the LEIFI†

Total Returns As of 12/31/01	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date (1)
Trust	1.84%	(1.22)%	7.43%	9.72%	9.00%
Investment A (2)	1.55%	(0.55)%	7.75%	9.74%	8.95%
Investment A, with load (2)	(4.27)%	(2.49)%	6.48%	9.10%	8.44%
Investment B (3)	1.04%	(2.08)%	6.75%	9.23%	8.55%
Investment B, with CDSC (3)(4)	(3.84)%	(2.95)%	6.44%	9.23%	8.55%

$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$33,903
$29,447
$25,280*
$23,306**
$23,151
12/31/91
Dec-92
Dec-93
Dec-94
Dec-95
Dec-96
May-97
Dec-97
Dec-98
Dec-99
May-00
Dec-00
12/31/01
Huntington Income Equity Fund, Trust Shares
Huntington Income Equity Fund, Investment A
Huntington Income Equity Fund, Investment B
S&P 500
LEIFI

For explanation of indices and other notes, please refer to page 82.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Trust Shares commenced operations on July 3, 1989, Class A Shares commenced operations on May 14, 1997, and Class B Shares commenced operations on May 1, 2000.

(2) Prior to 5/14/97, performance for Investment A Shares is based on the performance of the Income Equity Fund's Trust Shares, adjusted for the Investment A Shares sales charge and 12b-1 fees.

(3) Prior to 5/1/00, performance for Investment B Shares is based on the performance of Investment A Shares (and Trust Shares), adjusted for the Investment B Shares 12b-1 fees and CDSC.

(4) Performance shown reflects the redemption at the end of the period and the imposition of a maximum 5.00% CDSC.

Rotating Index Fund As of 12/31/01

Management Discussion & Analysis
--Paul Koscik, CFP, Vice President and Portfolio Manager

The Rotating Index Fund is a unique equity index fund. It is unique because, unlike other index funds, it does not always attempt to emulate the same equity index. It has the ability to rotate to another equity index at any time. This fund was created to take advantage of the wide disparity in returns between the various equity indices. The Fund seeks to invest in the broad based equity index that the Adviser believes to be the most favorable given current economic conditions.

Huntington's "Top-Down" approach to asset management is the basis for deciding which equity index to the Fund will attempt to emulate. Decisions are made based on historical relationships between the economy and the financial markets, forecasts of equity market performance over the next six to twelve months, and technical analysis of various equity indices.

At its inception in May 2001, the Rotating Index Fund attempted to approximate the returns of the Standard & Poor's 500 Index ("S&P 500"). For the year ended December 31, 2001, the total return for Trust Shares was (10.10)% versus the (8.48)% return for the S&P 500. Based on our analysis of the economy and the financial market, we believe that small cap stocks will outperform large cap stocks in 2002. Accordingly, the Rotating Index Fund switched from approximating the returns of the S&P 500 (a large cap index) to approximating the returns of the Russell 2000 Index+ (a small cap index) at the beginning of 2002.

Portfolio Profile
As of 12/31/01

Net Assets ($ mil)	*$5.3*
Net Asset Value (Trust Shares)	*$8.99*
30-Day SEC Yield (Trust Shares)	*0.00%*
Number of Issues	*1*
Cash Reserves (%)	*8.2%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Rotating Index Fund, Trust Shares and Investment Shares, versus the S&P 500††

Cumulative Returns As of 12/31/01	Cumulative Inception to Date (1)
Trust	(10.10)%
Investment A	(10.30)%
Investment A, with load	(11.63)%

$12,000
$11,000
$10,000
$9,000
$8,000
5/1/01
12/31/01
$9,152
$8,990*
$8,837**
Huntington Rotating Index Fund, Trust Shares
Huntington Rotating Index Fund, Investment A
S&P 500

For explanation of indices and other notes, please refer to page 82.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

(1) The Fund commenced operations for all classes on May 1, 2001.

Dividend Capture Fund As of 12/31/01

Management Discussion & Analysis
--B. Randolph Bateman, CFA, Chief Investment Officer and Kirk Mentzer, Vice President and Director of Research, Co-Portfolio Managers

No Grinch? Consumers did not stop spending, as many retailers feared, during the all-important holiday shopping season. An early recovery in markets during the fourth quarter of 2001 produced a much needed 10+% gain and momentum heading into a new year for the Standard & Poor's 500 Index ("S&P 500"). During the fourth quarter of 2001, preferred stocks posted returns of 2.3% (Merrill Lynch Fixed Rate Preferred Index) and Real Estate Investment Trusts (REITs) returned 4.94% (Morgan Stanley REIT Index) to round out the asset classes.+

The Dividend Capture Fund closed the year with positive absolute and relative total returns.

Our objective is total return with income as the main contributor. Income distributed since inception has averaged an annualized rate of 7.1% and the Fund's NAV for Trust Shares closed the quarter at $10.11. We derived this performance from our top-down style and portfolio construction techniques aimed at producing stable income. Here are the highlights from each asset class:

Preferred Stocks - represent core, stable holdings from solid issuers. Issuers in cyclical and finance industries performed best during the period.

Common Stocks - key statistics versus the overall market tell the story: dividend yield at two times, earnings growth higher, and price/earnings multiple at a 30% discount. We accomplish these feats through the namesake strategies of selecting quality companies and capturing the dividend on a high frequency basis. Hedging strategies have served to reduce portfolio volatility and enhance returns.

REITs - enjoyed a strong resurgence in 2001 due to their stable earnings, attractive valuation and high dividend yields. While the diversification benefits were well illustrated during the year, REITs trailed common stocks during the fourth quarter as investors focused on earnings growth prospects.

Since inception, the Huntington Dividend Capture fund has delivered strong total return and dividend yield while lowering portfolio volatility compared to the S&P 500. For the period from March 1, 2001 through December 31, 2001, the since inception return for Trust Shares was 7.27% versus 3.92% return for the Dividend Capture Indices Blend ("DCIB")++ and (6.37)% for the S&P 500.

Portfolio Profile
As of 12/31/01

Net Assets ($ mil)	*$20.1*
Net Asset Value (Trust Shares)	*$10.11*
30-Day SEC Yield (Trust Shares)	*3.94%*
Number of Issues	*112*
Cash Reserves (%)	*4.8%*

Five Largest Equity Holdings♦
(as a percentage of net assets) As of 12/31/01

Energy East Capital Trust I	*3.0%*
Household Capital Trust V	*2.7%*
Hartford Life Capital II	*2.6%*
General Motors Corp.	*2.5%*
Comercia Capital Trust I.	*2.5%*

♦ The composition of the Fund's Holdings is subject to change.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Dividend Capture Fund, Trust Shares and Investment Shares, versus the DCIB†† and the S&P 500†††

$12,000
$11,000
$10,000
$9,000
$8,000
3/1/01
12/31/01
$10,727*
$10,392
$10,157
$10,094**
$9,363
Huntington Dividend Capture Fund, Trust Shares
Huntington Dividend Capture Fund, Investment A
Huntington Dividend Capture Fund, Investment B
S&P 500
DCIB

Cumulative Returns As of 12/31/01	Cumulative Inception to Date (1)
Trust	7.27%
Investment A	7.10%
Investment A, with load	0.94%
Investment B	6.57%
Investment B, with CDSC (2)	1.57%

For explanation of indices and other notes, please refer to page 82.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

(1) The Fund commenced operations for all classes on March 1, 2001.

(2) Performance shown reflects the redemption at the end of the period and the imposition of a maximum 5.00% CDSC.

International Equity Fund As of 12/31/01

Management Discussion & Analysis
--Madelynn M. Matlock, CFA, Vice President and Director of International Investments, Portfolio Manager

The year 2001 easily qualifies as an annus horribilis under anyone's definition. The world learned in September that there are worse things than a stock market decline. The pain, suffering and loss of life are a sobering reminder that we are a long way from having a peaceful world. The global economy is in a fragile state, not just from the uncertainty stemming from terrorism and the reaction to it, but also from the recessionary environment that already existed before September. The global hangover from the technology boom's collapse is being exacerbated by overcapacity, weak corporate pricing power and financial problems at both the company and the country level.

While the fourth quarter increase in the MSCI Europe, Australasia and Far East Index ("EAFE")+ was a reasonably healthy 7%, it only reduced the year's loss to 21.4%. For the first time in several years, geography made a difference in performance. The Pacific markets outside Japan outperformed both Europe and Japan for the year and the quarter. The difference in performance can be traced partly back to valuation. There was wholesale capitulation in Pacific markets during 2000, and the resulting low valuations meant that it did not take much buying interest to produce increases. In contrast, the interest in the Japanese market has flagged further, as continued drops in economic activity and the overall level of prices have devastated corporate earnings. European markets kept pace with the overall index for the year, including a nice bounce in the fourth quarter. However, economic activity in Europe has been slowing all year, despite the continued smooth conversion to the Euro currency.

There was a wide range in the performance of the EAFE index's various economic sectors. Despite a great deal of economic uncertainty, the materials and energy sector did relatively well, along with consumer staple stocks and utilities. Telecommunications and information technology stocks had a terrible year, but a relatively much better fourth quarter. Industrial stocks also had a poor year, despite fairly low valuations compared to the overall index. Healthcare and financial stocks were down on the year, but did serve as stabilizers in the latter part of the year.

For the period from March 1, 2001 through December 31, 2001, the since inception total return for Trust Shares was (23.11)% versus the (15.03)% return for the EAFE. The portfolio had a bit more than the index's exposure in Europe, about the same in the Pacific region outside of Japan, and less in Japan. This regional allocation was helpful in adding to the return. The economic sector exposure for the portfolio was aimed at the consumer in both Europe and Japan, which was positive for Europe, but was hurt by the worsening economic mood in Japan.

There are some positive factors that may help international market performance in 2002. Interest rates are lower than a year ago across the maturity spectrum, but especially for the short term. It looks like the big surges in the value of the U.S. dollar against most other currencies that took place over the last several years are done. Argentina has gone broke on its own, meaning that the contagion problems from emerging markets experienced in previous years may be over. A big positive for Japan, aside from a reformist Prime Minister, is that bankruptcies have increased. If they continue, some of the chronic overcapacity that has plagued the Japanese economy over the last decade could finally be removed. Global price inflation is substantially lower than in 2000, and 2002 forecasts have it declining further. Producer prices are negative across the board, and wage inflation is much lower, indicating little upward pressure in the near future.

Portfolio Profile As of 12/31/01	
Net Assets ($ mil)	$24.2
Net Asset Value (Trust Shares)	$7.68
30-Day SEC Yield (Trust Shares)	0.00%
Number of Issues	92
Cash Reserves (%)	5.6%

Five Largest Equity Holdings♦ (as a percentage of net assets) As of 12/31/01	
Vodafone Group PLC	3.7%
Union Fenosa SA	3.0%
Aventis SA	2.4%
TotalFinaElf SA	2.3%
Allianz AG	2.3%

♦ The composition of the Fund's Holdings is subject to change.

Comparison of Change in the Value of a $10,000 Investment in the Huntington International Equity Fund, Trust Shares and Investment Shares, versus the EAFE†

Cumulative Returns As of 12/31/01	Cumulative Inception to Date (1)
Trust	(23.11)%
Investment A	(23.32)%
Investment A, with load	(27.73)%
Investment B	(23.55)%
Investment B, with CDSC (2)	(27.37)%

$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
3/1/01
12/31/01
$8,497
$7,689*
$7,263
$7,227**
Huntington International Equity Fund, Trust Shares
Huntington International Equity Fund, Investment A
Huntington International Equity Fund, Investment B
EAFE

For explanation of indices and other notes, please refer to page 82.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

(1) The Fund commenced operations for all classes on March 1, 2001.

(2) Performance shown reflects the redemption at the end of the period and the imposition of a maximum 5.00% CDSC.

Mid Corp America Fund As of 12/31/01

Management Discussion & Analysis
--Christopher Rowane, CFA, Senior Vice President and Portfolio Manager

For the period from March 1, 2001 through December 31, 2001, the total return for Trust Shares was 4.39%, aided by a 19.26% return in the fourth quarter. The Fund's benchmark, the Standard & Poor's Midcap 400 Index ("S&P 400") experienced a return of 3.52% for the since inception period and 17.99% for the fourth quarter. The strong performance in the 4th quarter was attributed to an overweighting in the consumer discretionary and financial sectors and an underweighting in the telecommunications and utilities sectors. The portfolio was also tilted toward smaller capitalization holdings as well as growth. The Fund was comprised of 220 holdings, allowing greater diversification, while not losing its focus on market performance.

We believe that the outlook for 2002 appears positive for an economic recovery, with small and mid cap stocks leading the charge. In the last five recession recoveries, small and mid cap stocks have outperformed large caps. This performance leadership, on average, has continued for 24 months, showing us an opportunity with 75% of the rally remaining. The portfolio tilt will remain in the growth names as well as smaller cap opportunities. Sector strategies will be focused on technology, consumer and industrial holdings, and continued underweighting in utilities and telecommunications. The Fund's multi-screen process will review holdings for risk as well as return. Continued diversification of the Fund's 200+ holdings should help to reduce the portfolio volatility.

Portfolio Profile As of 12/31/01	
Net Assets ($ mil)	$54.4
Net Asset Value (Trust Shares)	$10.40
30-Day SEC Yield (Trust Shares)	0.00%
Number of Issues	219
Cash Reserves (%)	5.6%

Five Largest Equity Holdings♦ (as a percentage of net assets) As of 12/31/01	
Avant! Corp.	1.0%
Michaels Stores, Inc.	0.9%
Teleflex, Inc.	0.9%
Lincare Holdings, Inc.	0.9%
L3 Communications Holdings, Inc.	0.9%

♦ The composition of the Fund's Holdings is subject to change.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Mid Corp America Fund, Trust Shares and Investment Shares, versus the S&P 400†

$12,000
$11,000
$10,000
$9,000
$8,000
3/1/01
12/31/01
$10,439*
$10,352
$9,858
$9,803**
Huntington Mid Corp America Fund, Trust Shares
Huntington Mid Corp America Fund, Investment B
Huntington Mid Corp America Fund, Investment A
S&P 400

Cumulative Returns As of 12/31/01	Cumulative Inception to Date (1)
Trust	4.39%
Investment A	4.01%
Investment A, with load	(1.97)%
Investment B	3.58%
Investment B, with CDSC (2)	(1.42)%

For explanation of indices and other notes, please refer to page 82.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

(1) The Fund commenced operations for all classes on March 1, 2001.

(2) Performance shown reflects the redemption at the end of the period and the imposition of a maximum 5.00% CDSC.

New Economy Fund As of 12/31/01

Management Discussion & Analysis
--Bernard Shinkel, Vice President and Portfolio Manager

The promise of "The New Economy" is one that generates improved living standards, financial stability, growing corporate profits and gains in financial markets.

Our current recession has ended ten years of uninterrupted economic prosperity. It has also ended five years of above-average growth. Despite recent revisions, economic statistics suggest the U.S. economy in the late 1990s had shifted to a faster track of 2.5% annual growth compared to the preceding two-decade average of 1.4% per year.

Will this current economic downturn endanger the long-term health of U.S. productivity growth? The answer to this question has important implications for our economic health as well as the financial success of the companies in the New Economy Fund.

Productivity is the residual of economic output relative to economic inputs (labor, capital, including technology, and other elements that go into a company or economy). This total factor productivity represents growth in output that cannot be attributed to growth in inputs (e.g., the labor market grows at about 1% annually). This residual is generated from the benefits of many intangibles -- enhanced quality of labor, investment in technology, increased innovation, and improved management.

As the economic recovery takes shape in 2002, its strength and durability will depend in large measure upon the return of high productivity levels. The New Economy Fund will continue to focus its investments in those companies on the leading edge of generating such productivity.

The Huntington New Economy Fund finished its first year with a since inception return for Trust Shares of 1.35%, for the period from March 1, 2001 through December 31, 2001, well above its benchmark, the Russell 3000 Growth Index ("RUS3G"),+ which produced a return of (10.42)% for the same period.

Portfolio Profile
As of 12/31/01

Net Assets ($ mil)	*$11.0*
Net Asset Value (Trust Shares)	*$10.11*
30-Day SEC Yield (Trust Shares)	*0.00%*
Number of Issues	*150*
Cash Reserves (%)	*19.8%*

Five Largest Equity Holdings♦
(as a percentage of net assets) As of 12/31/01

First Data Corp.	*2.0%*
Block (H&R), Inc.	*1.9%*
Fair Isaac & Co., Inc.	*1.7%*
Centex Corp.	*1.6%*
Gtech Holdings Corp.	*1.4%*

♦*The composition of the Fund's Holdings is subject to change.*

Comparison of Change in the Value of a $10,000 Investment in the Huntington New Economy Fund, Trust Shares and Investment Shares, versus the RUS3G†

$12,000
$11,000
$10,000
$9,000
$8,000
3/1/2001
12/31/01
$10,135*
$9,557
$9,546**
$8,958
Huntington New Economy Fund, Trust Shares
Huntington New Economy Fund, Investment A
Huntington New Economy Fund, Investment B
RUS3G

Cumulative Returns As of 12/31/01	Cumulative Inception to Date (1)
Trust	1.35%
Investment A	1.28%
Investment A, with load	(4.54)%
Investment B	0.57%
Investment B, with CDSC (2)	(4.43)%

For explanation of indices and other notes, please refer to page 82.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the technology sector, such as obsolescence.

(1) The Fund commenced operations for all classes on March 1, 2001.

(2) Performance shown reflects the redemption at the end of the period and the imposition of a maximum 5.00% CDSC.

Mortgage Securities Fund As of 12/31/01

Management Discussion & Analysis
--William G. Doughty, Vice President and Portfolio Manager

Primary market mortgage rates ended the year close to where they were when the year began, at a little above 7%. At the beginning of 2001, it had been more than a year and a half since rates had fallen to these levels. In contrast, at present levels all collateral has experienced the record low rates of the fourth quarter. The current prepayment landscape will be characterized by collateral that is a little less reactive to future rate changes, making a good environment for mortgage-backed securities.

Even though most real estate markets peaked in 2000, 2001 was another good year for Real Estate Investment Trusts (REITs). REITs handily outperformed the Standard & Poor's 500 Index ("S&P 500"), producing double-digit returns for the second consecutive year. Historically, REITs have been a lagging variable when compared to overall economic conditions. We expect 2002 to be a difficult but ultimately good year for most REITs. Given current economic conditions, we continue to emphasize the more conservative REIT sectors.

We will look to add conventional mortgages in this environment, with the reduced prepayment risk in the current interest rate environment.

For the year ended December 31, 2001, the since inception return for Trust Shares was 8.14% versus an 8.46% return for the Merrill Lynch 3-5 Year U.S. Treasury Index ("ML3-5YUT"),+ an 8.22% return for the Lehman Brothers Mortgage-Backed Securities Index ("LMI")++ and a 7.63% return for the Lipper U.S. Mortgage Funds Average ("LUSMF") for the same period.+++

Portfolio Profile
As of 12/31/01

Net Assets ($ mil)	*$36.8*
Net Asset Value (Trust Shares)	*$8.32*
Average Maturity (years)	*3.80*
30-Day SEC Yield (Trust Shares)	*5.30%*
Number of Issues	*64*
Cash Reserves (%)	*6.2%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Mortgage Securities Fund, Trust Shares and Investment Shares, versus the ML3-5YUT,† the LMI,†† and the LUSMF†††

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
6/2/92
Dec-92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
12/31/01
$19,486
$19,167
$18,196
$18,045*
$17,328**
Huntington Mortgage Securities Fund, Trust Shares
Huntington Mortgage Securities Fund, Investment A
LUSMF
ML3-5YUT
LMI

Total Returns As of 12/31/01	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date (1)
Trust	8.14%	6.27%	6.79%	6.35%
Investment A	7.85%	6.03%	6.54%	6.13%
Investment A, with load	2.68%	4.33%	5.51%	5.59%

For explanation of indices and other notes, please refer to page 83.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

(1) The Fund commenced operations on June 2, 1992.

Ohio Tax-Free Fund As of 12/31/01

Management Discussion & Analysis
--Kathy Stylarek, Assistant Vice President and Portfolio Manager

The municipal bond market turned in a strong performance in 2001, with exceptional returns all along the curve. Municipal performance relative to other debt markets, especially corporate, was excellent. This strong performance in the midst of a weak year in the equity markets shows that municipals can provide good diversification for equity investors.

In 2002, municipal bonds should have another good year, with a total issuance of about $200 billion. The market should not be particularly sensitive to this amount because of demand. A little more supply probably wouldn't hurt the market.

The total return for the Trust Shares of the Ohio Tax-Free Fund for the year ended December 31, 2001, was 3.60% versus the 5.18% return of the Lehman Brothers 7-Year Municipal Bond Index ("LB7MB")+ and 4.53% for the Lipper Intermediate Municipal Debt Funds Average ("LIMA").++

Portfolio Profile
As of 12/31/01

Net Assets ($ mil)	*$44.2*
Net Asset Value (Trust Shares)	*$20.95*
Average Maturity (years)	*6.25*
30-Day SEC Yield (Trust Shares)	*3.25%*
Number of Issues	*96*
Cash Reserves (%)	*0.0%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Ohio Tax-Free Fund, Trust Shares and Investment Shares, versus the LB7MB† and the LIMA††

Total Returns As of 12/31/01	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date (1)
Trust	3.60%	3.50%	4.35%	4.76%	5.36%
Investment A	3.35%	3.24%	4.09%	4.49%	4.76%
Investment A, with load	(1.55)%	1.58%	3.09%	3.99%	4.28%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/91
Dec-92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
12/31/01
$18,495
$17,186
$15,916*
$15,210**
Huntington Ohio Tax Free Fund, Trust Shares
Huntington Ohio Tax Free Fund, Investment A
LB7MB
LIMA

For explanation of indices and other notes, please refer to page 83.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Income for the tax-free funds may be subject to the federal alternative minimum tax.

(1) Trust Shares commenced operations on October 18, 1988, and Class A Shares commenced operations on May 1, 1991.

Michigan Tax-Free Fund As of 12/31/01

Management Discussion & Analysis
--Kathy Stylarek, Assistant Vice President and Portfolio Manager

The municipal bond market turned in a strong performance in 2001, with exceptional returns all along the curve. Municipal performance relative to other debt markets, especially corporate, was excellent. This strong performance in the midst of a weak year in the equity markets shows that municipals can provide good diversification for equity investors.

In 2002, municipal bonds should have another good year. We would look to overweight high-grade sectors such as education and transportation, and underweight areas that may be subject to event risk.

For the year ended December 31, 2001, the total return for the Trust Shares was 3.89%, compared to the Lipper Intermediate Municipal Debt Funds Average ("LIMA")+ return of 4.53% and the Lehman Brothers 7-Year Municipal Bond Index ("LB7MB") return of 5.18%.++

Portfolio Profile
As of 12/31/01

Net Assets ($ mil)	*$21.4*
Net Asset Value (Trust Shares)	*$10.46*
Average Maturity (years)	*6.6*
30-Day SEC Yield (Trust Shares)	*3.19%*
Number of Issues	*52*
Cash Reserves (%)	*0.0%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Michigan Tax-Free Fund, Trust Shares and Investment Shares, versus the LIMA† and the LB7MB††

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/91
Dec-92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
12/31/01
$18,495
$17,186
$16,840*
$15,798**
Huntington Michigan Tax Free Fund, Trust Shares
Huntington Michigan Tax Free Fund, Investment A Shares
LIMA
LB7MB

Total Returns As of 12/31/01	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date (1)
Trust	3.89%	3.58%	4.61%	5.35%	5.40%
Investment A	3.63%	3.32%	4.35%	5.19%	5.24%
Investment A, with load	(1.25)%	1.66%	3.35%	4.68%	4.73%

For explanation of indices and other notes, please refer to page 83.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Income for the tax-free funds may be subject to the federal alternative minimum tax.

Performance history includes the performance of the FMB Michigan Tax-Free Bond Fund for the period prior to its consolidation with the Huntington Michigan Tax-Free Fund on 4/13/98.

(1) The Fund commenced operations on December 2, 1991.

Fixed Income Securities Fund As of 12/31/01

Management Discussion & Analysis
--Kirk Mentzer, Vice President and Portfolio Manager

The Huntington Fixed Income Fund had a good fourth quarter to close an outstanding year of performance for 2001. For the year ended December 31, 2001, the total return for Trust Shares was 8.30% versus a 8.50% total return for the Lehman Brothers U.S. Government/Credit Index ("LBUSGC")+ and 7.59% for the Lipper Intermediate Investment-Grade Debt Funds Average ("LIIGDF").++ Corporate bond selection was key to the strong showing. Industrial issuers fared best, with the utility group a clear laggard due to issues surrounding Enron's sudden collapse in November. Our newly instituted proprietary credit modeling system continued to provide valuable insight into the corporate issuer's financial health. It was a good year for U.S. agency securities, but not for mortgage-based securities, thanks to the strongest refinancing wave since 1993. Taken together, the bond market indices provided 8% returns for the year.

For 2002, we anticipate Treasury yields should rise moderately, as it becomes clear that the Federal Reserve has ended an extremely aggressive stimulus campaign. In order of preference, our favorite sectors are corporate, mortgage, municipal, and agency securities. Corporate bonds should benefit from a stronger economy and ample risk premiums (yields compared to Treasuries are still quite high). Our favored industries include: consumer cyclical, communication, capital goods, and Real Estate Investment Trusts (REITs). Mortgage-backed securities should benefit from slower prepayments, related refinancing and a less volatile market. We believe the Fund is well positioned for this environment and will strive for strong relative performance.

Portfolio Profile
As of 12/31/01

Net Assets ($ mil)	*$151.3*
Net Asset Value (Trust Shares)	*$20.77*
Average Maturity (years)	*8.95*
30-Day SEC Yield (Trust Shares)	*4.38%*
Number of Issues	*89*
Cash Reserves (%)	*1.2%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Fixed Income Securities Fund, Trust Shares, versus the LBUSGC,† and the LIIGDF††

Total Returns As of 12/31/01	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date (1)
Trust	8.30%	4.50%	6.28%	6.28%	7.14%
Investment A	8.04%	4.23%	6.01%	6.01%	6.76%
Investment A, with load	2.90%	2.55%	4.99%	5.49%	6.27%
Investment B (2)	7.39%	3.51%	5.19%	5.19%	5.88%
Investment B, with CDSC (2)(3)	2.39%	2.62%	4.87%	5.19%	5.88%

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/91
Dec-92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
12/31/01
$20,858
$18,967
$18,385*
$17,074**
$16,581
Huntington Fixed Income Securities Fund, Trust Shares
Huntington Fixed Income Securities Fund, Investment A
LBUSGC
Huntington Fixed Income Securities Fund, Investment B
LIIGDF

For explanation of indices and other notes, please refer to page 83.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

(1) Trust Shares commenced operations on July 3, 1989, Class A Shares commenced operations on May 1, 1991, and Class B Shares commenced operations on May 1, 2000.

(2) Prior to 5/1/00, performance for Investment B Shares is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

(3) Performance shown reflects the redemption at the end of the period and the imposition of a maximum 5.00% sales charge.

Intermediate Government Income Fund As of 12/31/01

Management Discussion & Analysis
--William G. Doughty, Vice President and Portfolio Manager

Treasury securities had stellar gains for 2001, with the 475 basis points of Federal Reserve easing, the September 11 tragedy and the elimination of further 30-year issuance. Throughout the year, the general trend in Treasury yields was down, while the general shape of the yield curve was steeper.

In the first quarter of 2002, we see risk in the fixed income markets as the economy starts to recover, the recession comes to an end and the Federal Reserve ends its easing cycle. This should benefit spread products such as mortgage-backed securities.

The Fund will look to trade some of its agency positions into mortgage-backed securities, while keeping the duration of the Fund shorter than that of the Lehman Brothers Intermediate Government/Credit Index ("LBIGC").+ The Fund is well positioned to provide a competitive yield to risk adverse clients.

The Trust Shares of the Huntington Intermediate Government Income Fund, for the year ended December 31, 2001, had a total return of 7.28% compared with 8.96% for the LBIGC. The large weighting of mortgage-backed securities had a negative effect on the Fund's performance, while the LBIGC had a weighting in corporate bonds instead of mortgage-backed securities.

Portfolio Profile
As of 12/31/01

Net Assets ($ mil)	*$71.4*
Net Asset Value (Trust Shares)	*$10.43*
Average Maturity (years)	*9.48*
30-Day SEC Yield (Trust Shares)	*3.90%*
Number of Issues	*34*
Cash Reserves (%)	*3.1%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Intermediate Government Income Fund, Trust Shares and Investment Shares, versus the LBIGC†

Total Returns As of 12/31/01	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date (1)
Trust	7.28%	5.62%	6.47%	6.15%	6.28%
Investment A	7.01%	5.35%	6.20%	5.98%	6.11%
Investment A, with load	1.92%	3.65%	5.17%	5.46%	5.60%

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$19,803
$18,157*
$17,010**
12/31/91
Dec-92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
12/31/01
Huntington Intermediate Government Income Fund, Trust Shares
Huntington Intermediate Government Income Fund Investment A
LBIGC

For explanation of indices and other notes, please refer to page 83.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Performance history includes the performance of the FMB Intermediate Government Income Fund for the period prior to its consolidation with the Huntington Intermediate Government Income Fund on 4/13/98.

(1) The Fund commenced operations for all classes on December 2, 1991.

Short/Intermediate Fixed Income Securities Fund As of 12/31/01

Management Discussion & Analysis
--William G. Doughty, Vice President and Portfolio Manager

The treasury yield curve steepened dramatically, with the 2-year to 30-year Treasury spread increasing by more than 200 basis points during 2001. The two-year Treasury yield fell 205 basis points for the year, starting the year at 5.10% and ending it at 3.05%.

Corporate bond spreads are still at relatively wide levels and with the prospect for an improving economy in 2002, the credit market offers good value. There is still risk in the market from corporations who are heavy issuers of debt. Credit selection is still of utmost importance.

We will continue to look to add corporate bonds with strong credit fundamentals, using our credit models, and reduce credits in out-of-favor sectors. Sectors we may overweight are Real Estate Investment Trusts (REITs), communications and capital goods. Sectors we may underweight include energy, healthcare and insurance.

For the year ended December 31, 2001, the total return of the Short/Intermediate Fixed Income Securities Fund was 6.84%. This compares with a total return of 8.96% for the Lehman Brothers Intermediate U.S. Government/Credit Index ("LBIGC") and 8.97% for the Merrill Lynch 1-5 Year U.S. Corporate/Government/Credit Index ("ML1-5YGC") for the same period.+ The shorter average life of the LBIGC and the adverse market of certain corporate bonds in the portfolio affected performance of the Fund.

Portfolio Profile
As of 12/31/01

Net Assets ($ mil)	*$113.6*
Net Asset Value (Trust Shares)	*$19.77*
Average Matuirty (years)	*2.53*
30-Day SEC Yield (Trust Shares)	*3.72%*
Number of Issues	*67*
Cash Reserves (%)	*4.0%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares, versus the LBIGC,† the ML1-5YGC,† the Merrill Lynch 1-5 Year U.S. Treasury Index (ML1-5YUT),†† and the Lipper Short/Intermediate Investment-Grade Debt Funds Average (LSTIGD)†††

Total Returns As of 12/31/01	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date (1)
Trust	6.84%	5.19%	5.85%	5.84%	6.72%

$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
12/31/91
Dec-92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
12/31/01
$19,333
$19,333
$18,830
$17,705
$17,633*
Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares
LBIGC
ML1-5YUT
LSTIGD
ML1-5YGC

For explanation of indices and other notes, please refer to page 83.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

(1) The Fund commenced operations on July 3, 1989.

Portfolio of Investments

Huntington Money Market Fund     December 31, 2001

Principal Amount		Value
Commercial Paper -- 15.4%

Banks -- 6.4%
$30,000,000	National City Credit, 2.050% - 2.180%, 1/23/2002 - 2/20/2002	$29,937,308
15,000,000	Royal Bank of Canada, Montreal, 1.880%, 2/5/2002	14,972,583
15,000,000	Toronto Dominion Holdings, 1.746%, 2/22/2002	14,962,300
15,000,000	Wells Fargo Bank, 2.140%, 1/15/2002	14,987,517

		74,859,708

Consumer Products -- 1.3%
15,000,000	Procter & Gamble Co., 1.977%, 2/1/2002	14,974,554

Drugs Health Care -- 1.3%
15,000,000	Merck & Co., Inc., 1.867%, 2/12/2002	14,967,450

Electrical Equipment -- 1.3%
15,000,000	Emerson Electric Co., 1.913%, 1/9/2002	14,993,633

Finance Services -- 2.5%
30,000,000	New Center Asset Trust, 1.800% - 1.859%, 1/2/2002 - 3/4/2002	29,967,139

Leasing & Renting -- 1.3%
15,000,000	International Lease Finance Corp., 2.190%, 1/30/2002	14,973,538

Publishing & Printing -- 1.3%
15,000,000	Gannett, Inc., 1.833%, 1/16/2002	14,988,563

Total Commercial Paper (Cost $179,724,585)		179,724,585

U.S. Government Agency (3) -- 81.5%

40,000,000	Farmer Mac, 2.000% - 2.280%, 1/4/2002 - 2/4/2002	39,972,561
55,000,000	Federal Farm Credit Bank, 0.000% - 2.170%, 1/14/2002 - 5/6/2002	54,792,634
140,128,000	Federal Home Loan Bank, 0.000% - 6.600%, 1/2/2002 - 6/19/2002	139,887,629
350,389,000	Federal Home Loan Mortgage Corporation, 0.000% - 5.490%, 1/3/2002 - 4/24/2002	349,764,182
368,235,000	Federal National Mortgage Association, 0.000% - 3.950%, 1/8/2002 - 6/20/2002	367,233,641

Total U.S. Government Agency (Cost $951,650,647)		951,650,647

Cash Equivalent -- 3.3%

8,959,300	Morgan Stanley & Co., Inc., 1.500%, dated 12/27/2001, due 1/2/2002	8,959,300
30,000,000	Morgan Stanley & Co., Inc., 1.650%, dated 12/27/2001, due 1/2/2002	30,000,000

Total Cash Equivalent (Cost $38,959,300)		38,959,300

Total Investments (Cost $1,170,334,532)		$1,170,334,532

See Notes to Portfolios of Investments page 47.

Huntington Ohio Municipal Money Market Fund   December 31, 2001

Principal Amount		Value
Municipal Bonds -- 99.0%

Ohio -- 99.0%
$1,450,000	American Municipal Power-Ohio, Inc., BANs, 2.85%, 8/22/2002	$1,450,000
1,535,000	Ashland, OH, GO LT, BANs, 3.60%, 3/14/2002	1,535,732
1,200,000	Athens, OH, BANs, 3.05%, 7/18/2002	1,202,408
1,650,000	Baberton, OH, Bonds, 2.35%, 12/5/2002	1,653,738
2,970,000	Beavercreek, OH, Local School District, GO UT, TRANs, 3.45%, 3/15/2002	2,973,207
215,000	Bedford, OH, City School District, GO LT, Energy Conservation Improvement Bonds, 5.35%, 6/15/2002	217,058
1,250,000	Bedford, OH, BANs, 2.50%, 6/28/2002	1,253,320
670,400	Bedford, OH, GO UT, BANs, 3.25%, 6/28/2002	671,511
4,500,000	Bryan, OH, GO UT, BANs, 2.10%, 12/5/2002	4,500,000
1,400,000	Butler County Hospital, Refunding Revenue Bonds, (Fort Hamilton Hughes Healthcare), 7.50%, 1/1/2002 (@102)	1,428,000
1,000,000	Butler County, OH, (Series C), BANs, 2.44% Bonds, 10/17/2002	1,002,088
1,500,000	Butler County, OH, (Series A), BANs, 3.75% Bonds, 3/14/2002	1,501,288
500,000	Canal Winchester Village, OH, BANs, 3.65%, 5/1/2002	500,397
400,000	Canal Winchester Village, OH, BANs, 3.46%, 5/1/2002	400,331
550,000	Canal Winchester Village, OH, BANs, 2.65%, 10/8/2002	551,027
250,000	Cardinal, OH, Local School District, BANs, 3.125%, 6/13/2002	250,244
2,230,000	Centerville, OH, Health Care Revenue Bonds Weekly VRDNs (Bethany Lutheran Village)	2,230,000
600,000	Clark County, OH, (Series E), BANs, 3.20%, 6/18/2002	600,859
16,600,000	Cleveland, OH, Airport System, Revenue Bonds (Series 2000C), Weekly VRDNs (FSA INS)/(State Street Bank and Trust Co. and Westdeutsche Landesbank Girozentrale LIQs)	16,600,000
100,000	Cleveland, OH, Waterworks, Prerefunded Revenue Bonds, (1st MTG-F-92 Series A), 6.25% Bonds (AMBAC LOC), 1/1/2002 (@102)	102,000
2,745,000	Cleveland, OH, Waterworks, Revenue Bonds (Series F-92B), 6.50%, (AMBAC INS), 1/1/2002 (@102)	2,799,900
3,900,000	Cleveland, OH, Weekly VRDNs (AMBAC INS)	3,900,000
200,000	Cleveland, OH, GO LT Bonds, 3.80%, (MBIA INS), 10/1/2002	202,654
180,000	Colerain Township, OH, GO UT, Bonds, 3.00%, 12/1/2002	181,620
320,000	Columbiana County, OH, BANs, 3.00%, 9/5/2002	320,738
100,000	Columbus, OH, GO UT, Sewer Improvement Bonds, No. 28, 5.25%, 5/1/2002	100,785
100,000	Columbus, OH, (Series 1), Bonds, 5.00%, 6/15/2002	101,249
750,000	Columbus, OH, GO UT (Series 2), 5.00%, 6/15/2002	756,350
100,000	Columbus, OH, GO UT Sewer and Water Utilities Improvement Bonds Weekly VRDNs	100,000
1,200,000	Columbus, OH, GO UT (Series 1), Weekly VRDNs	1,200,000
250,000	Columbus, OH, GO, 6.10% Bonds, 2/15/2002 (@102)	256,070
454,000	Conneaut, OH, GO LT, BANs, 3.80% Bonds, 3/20/2002	454,366
1,300,000	Cuyahoga County, OH, Hospital Authority Daily VRDNs (University Hospitals Health System, Inc.)/(JPMorgan Chase Bank LOC)	1,300,000
1,900,000	Cuyahoga County, OH, Hospital Authority Weekly VRDNs (Cleveland Clinic)/(J.P. Morgan Chase & Co. LOC)	1,900,000
2,000,000	Cuyahoga County, OH, Hospital Authority, Revenue Bonds (Series A), Weekly VRDNs (Cleveland Clinic)/(JPMorgan Chase Bank COL)	2,000,000
1,600,000	Cuyahoga County, OH, IDA Weekly VRDNs (Edgcomb Metals Co.)/(Banque National De Paris, Chicago LOC)	1,600,000
595,000	Cuyahoga County, OH, IDA, Refunding Revenue Bonds Monthly VRDNs (HSBC Bank USA LOC)	595,000
1,400,000	Cuyahoga County, OH, IDA, Revenue Bonds Weekly VRDNs (Dresdner Bank LOC)	1,400,000
1,145,000	Delaware, OH, GO LT, BANs, 2.86%, 6/20/2002	1,145,571
850,000	Englewood, OH, BANs, 2.40%, 9/18/2002	851,478
1,200,000	Erie County, OH, BANs, 3.00%, 12/6/2002	1,210,365
1,600,000	Evendale, OH, Industrial Development Revenue Bonds Weekly VRDNs (ABN AMRO Bank NV, New York LOC)	1,600,000
250,000	Fairfield, OH, GO LT, BANs, 3.32% 5/31/2002	250,369
825,000	Forest Park, OH, GO UT, BANs, 3.25%, 2/11/2002	826,001
1,280,000	Franklin County, OH, Economic Development Revenue Bonds, Weekly VRDNs (Columbus Museum of Art Project)/(Bank One, N.A. (Ohio) LOC)	1,280,000
1,240,000	Franklin County, OH, Economic Development Revenue Bonds, Weekly VRDNs (Dominican Sisters)/(Fifth Third Bancorp LOC)	1,240,000
5,900,000	Franklin County, OH, Hospital Facility Authority (Series 1998B), Weekly VRDNs (Doctors OhioHealth Corp.)/(National City Bank, Ohio LOC)	5,900,000
1,065,000	Franklin County, OH, Hospital Facility Authority, Refunding Revenue Bonds (Series 1996B), Weekly VRDNs (U.S. Health Corp. of Columbus)/(JPMorgan Chase Bank LOC)	1,065,000
900,000	Franklin County, OH, Hospital Facility Authority, Revenue Bonds (Series B), Weekly VRDNs (Bank One, Columbus NA. LOC)	900,000
165,000	Franklin County, OH, Hospital Facility Authority, Revenue Bonds, 6.75%, (Holy Cross Health System Corp.)/(MBIA INS), 6/1/2002 (@102)	170,756
3,420,000	Franklin County, OH, Hospital Facility Authority (Series A), Weekly VRDNs (U.S. Health Corp. of Columbus)/(JPMorgan Chase Bank LOC)	3,420,000
2,300,000	Franklin County, OH, Hospital Revenue Bonds (Series 1995), Weekly VRDNs (Trinity Healthcare Credit Group)	2,300,000
750,000	Franklin County, OH, IDA, Refunding Revenue Bonds Weekly VRDNs	750,000
2,400,000	Franklin County, OH, IDA, Refunding Revenue Bonds Weekly VRDNs (Bank One Corp. COL)	2,400,000
6,330,000	Franklin County, OH, Revenue Weekly VRDNs	6,330,000
630,000	Green City, OH, BANs, 3.00%, 10/23/2002	633,982
1,200,000	Hamilton County, OH, Hospital Facilities Authority (Series 1997A), Weekly VRDNs (Health Alliance of Greater Cincinnati)/ (MBIA INS)/(Credit Suisse First Boston LIQ)	1,200,000
475,000	Hamilton County, OH, Hospital Facilities Authority, Refunding Revenue Bonds, 7.00% Bonds, 1/1/2002 (@100)	475,000
3,050,000	Hamilton County, OH, Hospital Facilities Authority, Revenue Bonds (Series E), Weekly VRDNs (Health Alliance of Greater Cincinnati)/(MBIA INS)	3,050,000
3,600,000	Hamilton County, OH, Hospital Facilities Authority (Series B), Revenue Bonds Weekly VRDNs (Health Alliance of Greater Cincinnati)/(MBIA INS)	3,600,000
130,000	Hamilton County, OH, VRNs, 12/2/2002	133,686
1,585,000	Hamilton County, OH, Weekly VRDNs (Cincinnati Arts Association Project)/(Fifth Third Bank, Cincinnati LOC)	1,585,000
2,000,000	Hamilton Ohio Multifamily, Revenue Bonds (Series A), Weekly VRDNs (Bank One, Indiana LOC)	2,000,000
1,835,000	Hamilton, OH, GO UT, BANs, 2.25%, 10/3/2002	1,836,759
2,000,000	Kent State University, OH, (Series 2001), Weekly VRDNs (MBIA INS)/(Dexia Bank, Belgium LIQ)	2,000,000
180,000	Lake County, OH, 3.50% BANs, 8/30/2002	180,866
375,000	Lakewood, OH, BANs, GO UT, 3.50%, 5/24/2002	375,569
2,000,000	Lebanon, OH, City School District, GO UT, BANs, 3.03%, 3/5/2002	2,000,946
290,000	Lebanon, OH, GO LT, 3.21%, 5/23/2002	290,307
833,800	London, OH, GO UT, BANs, 3.75%, 6/5/2002	835,514
5,745,000	Lorain County, OH, Weekly VRDNs (Merrill Lynch, Pierce, Fenner and Smith COL)	5,745,000
2,000,000	Lorain County, OH, GO LT, Highway Improvement Notes, 3.30%, 4/15/2002	2,000,000
3,000,000	Lorain, OH, City School District, Classroom Facilities Improvement Notes, 2.18%, 8/14/2002	3,007,865
2,500,000	Louisville Ohio City School District, BANs, 3.25%, 1/17/2002	2,500,732
2,100,000	Mahoning County, OH, Hospital Facilities (Series B), Revenue Bonds Weekly VRDNs (Forum Group, Inc.)/(MBIA INS)	2,100,000
700,000	Marysville Exempted Village School District, OH, GO UT, BANs, 3.14%, 5/30/2002	700,805
1,550,000	Mason, OH, GO LT, BANs, 3.30%, 5/30/2002	1,551,535
2,000,000	Mason, OH, City School District, GO UT, BANs, (Series A), 3.58%, 2/14/2002	2,000,699
4,055,000	Mason, OH, EDA Weekly VRDNs (Cedar Village Project)	4,055,000
2,000,000	Massillon, OH, BANs, 3.74%, 1/11/2002	2,000,207
1,400,000	Massillon, OH, GO LT, BANs, 4.33%, 1/11/2002	1,400,103
1,100,000	Medina County, OH, County Facilities Construction Notes, 2.37%, 12/10/2002	1,103,234
1,000,000	Miami County, OH, Hospital Facility Weekly VRDNs (Merrill Lynch, Pierce, Fenner and Smith LOC)	1,000,000
1,665,000	Miami County, OH, GO LT, BANs, 2.97%, 2/1/2002	1,665,441
5,000,000	Minerva, OH, Local School District, BANs, 2.94%, 8/22/2002	5,013,725
1,400,000	Montgomery County, OH, Refunding Revenue Bond (Series B), Weekly VRDNs (Catholic Health Initiatives)/ (JP Morgan Chase Bank LOC)	1,400,000
2,800,000	Montgomery County, OH, Variable Rate Limited Obligation Revenue Bonds (Series 1996), Weekly VRDNs (Society of St. Vincent De Paul)/(National City Bank, Dayton, OH, LOC)	2,800,000
1,000,000	Morrow County, OH, Weekly VRDNs (Field Container Co. LP)/(American National Bank & Trust LOC)	1,000,000
990,000	Muskingum County, OH, GO LT, BANs, 2.80%, 9/18/2002	991,510
2,500,000	New Albany, OH, Community Authority, BANs, 2.74%, 5/8/2002	2,506,412
1,450,000	North Ridgeville, OH, BANs, 3.30%, 5/9/2002	1,451,032
375,000	Norton, OH, BANs, 3.25%, 7/3/2002	375,452
3,300,000	Ohio Air Quality Development Authority, TECP, (FGIC INS), Mandatory Tender, 1.40%, 2/6/2002	3,300,000
1,700,000	Ohio Air Quality Development Authority, TECP, (FGIC INS), Mandatory Tender, 1.50%, 2/8/2002	1,700,000
300,000	Ohio State Air Quality Development Authority Daily VRDNs (Barclays Bank PLC COL)	300,000
400,000	Ohio State Air Quality Development Authority (Series A), Weekly VRDNs (Ohio Edison Co.)/(First Union National Bank LOC)	400,000
785,000	Ohio State Air Quality Development Authority (Series B), Weekly VRDNs (AMBAC and Bank of New York LOCs)	785,000
4,295,000	Ohio State Air Quality Development Authority, TECP, (FGIC INS), Mandatory Tender, 1.50%, 2/8/2002	4,295,000
150,000	Ohio State Building Authority, Refunding Revenue Bonds, 4.50%, 10/1/2002	152,370
200,000	Ohio State Building Authority, State Correctional Facility Improvement Revenue Bonds, (AMBAC INS), 4.70%, 4/1/2002	201,074
100,000	Ohio State Higher Education Facility Weekly VRDNs (Kenyon College, OH,)/(Bank One, Illinois, N.A. LOC)	100,000
900,000	Ohio State Higher Education Facility Weekly VRDNs (National City Bank, Ohio LOC)	900,000
1,990,000	Ohio State Higher Education Facility (Series 1999), Weekly VRDNs (Higher Education Pooled Financing 1999 Program)/(Fifth Third Bank, Cincinnati LOC)	1,990,000
5,680,000	Ohio State Higher Education Facility Bonds, (Series B), 4.00%, 11/1/2002	5,768,229
200,000	Ohio State Higher Education Facility, Adjustable Demand Revenue Bonds (Series 1992), Weekly VRDNs (Kenyon College, OH)/(National City Bank, Columbus, OH, LIQ)	200,000
3,000,000	Ohio State Higher Education Facility, Refunding Revenue Bonds Weekly VRDNs (National City Bank, Ohio LOC)	3,000,000
350,000	Ohio State Public Facilities Commission (Series II), (FSA INS), 4.00%, 6/1/2002	351,482
100,000	Ohio State Public Facilities Commission (Series II-A), 4.75%, 5/1/2002	100,578
225,000	Ohio State Public Facilities Commission (Series II-A), (AMBAC INS), 5.20%, 5/1/2002	226,803
1,000,000	Ohio State Public Facilities Commission (Series II-B), 4.50%, 11/1/2002	1,019,615
2,500,000	Ohio State Public Facilities Commission, TRANs, 5.50%, 12/1/2002	2,581,176
10,000,000	Ohio State University, General Receipts, (Series B), Weekly VRDNs	10,000,000
3,870,000	Ohio State University, General Receipts, (Series B), Weekly VRDNs	3,870,000
250,000	Ohio State University, General Receipts, (Series B), Weekly VRDNs	250,000
315,000	Ohio State University, General Receipts, (Series B), Weekly VRDNs	315,000
1,000,000	Ohio State University, Refunding Revenue Bonds (Series B), Weekly VRDNs	1,000,000
4,800,000	Ohio State University, Refunding Revenue Bonds (Series B), Weekly VRDNs	4,800,000
500,000	Ohio State Water Development Authority, Revenue Bonds, (Series B), Daily VRDNs	500,000
100,000	Ohio State Water Development Authority Pollution Control Facilities, (MBIA INS), 4.90%, 6/1/2002	100,888
200,000	Ohio State, (Series V), 4.75%, 5/15/2002	201,309
200,000	Ohio State, Highway Capital Improvements, (Series B), 4.375%, 5/1/2002	201,251
380,000	Ohio State, Infrastructure Improvement Bonds, 5.25%, 2/1/2002	380,992
100,00	Ohio State, GO UT Revenue Bonds (Series U), 4.50%, 5/15/2002	100,593
1,000,000	Ohio Water Development Authority, TECP, (FGIC INS), Mandatory Tender, 1.40%, 2/6/2002	1,000,000
3,000,000	Ohio Water Development Authority, TECP, (FGIC INS), Mandatory Tender, 1.60%, 2/7/2002	3,000,000
245,000	Ohio Water Development Authority, Revenue Bonds, (Series A), (FSA INS), 4.00%, 6/1/2002	246,495
2,500,000	Olentangy, OH, Local School District, GO UT, BANs, 2.75%, 2/19/2002	2,502,304
3,000,000	Ontario, OH, GO LT, BANs, 2.25%, 10/23/2002	3,002,352
350,000	Orange, OH, City School District, BANs, 2.89%, 7/18/2002	350,444
775,000	Orrville, OH, Hospital Facilties Weekly VRDNs (Orrville, OH, Hospital Foundation)/(National City Bank, Ohio LOC)	775,000
1,095,000	Ottawa County, OH, GO LT, BANs, 3.75%, 2/12/2002	1,095,549
1,324,000	Portage County, OH, BANs, 2.15%, 10/30/2002	1,325,614
300,000	Sandusky County, OH, BANs, 2.15%, 12/5/2002	300,000
1,200,000	Seneca County, OH, Hospital Facility Authority Weekly VRDNs (St. Francis Home)/(National City Bank, Ohio LOC)	1,200,000
3,000,000	Sharonville, OH, Industrial Development Weekly VRDNs (Wells Fargo Bank, N.A. LOC)	3,000,000
995,000	Sidney, OH, City School District, BANs, 3.15%, 7/18/2002	997,364
200,000	Sylvania, OH, City School District Bonds, 6.10% (MBIA INS), 6/1/2002	202,935
1,250,000	Sylvania, OH, BANs, 3.40%, 5/29/2002	1,252,955
3,085,000	Toledo, OH, (Series 2001-2), BANs, 2.26%, 5/23/2002	3,086,889
3,000,000	Trumbull County, OH, Health Care Daily VRDNs	3,000,000
850,000	Union County, OH, GO LT, BANs, 3.18%, 6/13/2002	851,031
610,000	University of Cincinnati, OH, (Series A), Bonds (FGIC INS), 4.00%, 6/1/2002	612,211
2,000,000	University of Cincinnati, OH, Revenue Notes (Series AJ), 3.75%, 2/28/2002	2,001,377
300,000	Upper Arlington City School District, OH, 2.89% TRANs, 11/26/2002	302,224
155,000	Valley LOC School District, OH, GO UT, 2.05%, 12/1/2002	155,000
2,375,000	Washington County, OH, Hospital, Revenue Bonds Weekly VRDNs (Marietta Area Health)	2,375,000
250,000	Worthington City, OH, City School District, GO UT, Bonds, (FGIC INS), 5.85%, 6/1/2002	252,833

Total Municipal Bonds (Cost $239,976,798)		239,976,798

Cash Equivalent -- 0.6%

1,385,495	Merrill Lynch Tax Exempt Fund	1,385,495

Total Cash Equivalent (Cost $1,385,495)		1,385,495

Total Investments (Cost $241,362,293)		$241,362,293

See Notes to Portfolios of Investments page 47.

Huntington Florida Tax-Free Money Fund    December 31, 2001

Principal Amount		Value
Municipal Bonds -- 99.5%

Florida -- 99.5%
$320,000	Brevard County, FL, Fourth Center Tourist Development Authority, Revenue Bonds, 2.70% (Florida Marlins Training Project)/(FGIC INS) 3/1/2002	$320,000
150,000	Brevard County, FL, HEFA, Refunding Revenue Bonds (Series B), 4.90% (Holmes Regional Medical Center Project)/(MBIA INS), 10/1/2002	152,509
100,000	Broward County, FL, GO UT 5.70%, 1/1/2002	100,000
50,000	Cape Coral, FL, Wastewater Assessment (Series 2001), 2.90% (FSA INS), 7/1/2002	50,000
100,000	Cape Coral, FL, Water & Sewer Improvement Assessment, 2.80% (FSA INS), 6/1/2002	99,983
800,000	Collier County, FL, HEFA, Revenue Bonds, Daily VRDNs (Cleveland Clinic Health Systems)/(Bank One N.A. SPA), 1/1/2033	800,000
1,400,000	Collier County, FL, HEFA, Revenue Bonds, Weekly VRDNs (The Moorings, Inc. Project)/(First Union National Bank LOC), 12/1/2024	1,400,000
400,000	Dade County, FL, IDA, PCR Bonds, Daily VRDNs (Florida Power & Light Co. Project), 4/1/2020	400,000
100,000	Dunedin, FL, Water & Sewage Revenue Bonds, 6.05%, 4/1/2002	100,711
1,000,000	Duval County, FL, HFA, Multi-Family Housing Refunding Revenue Bonds, Weekly VRDNs (Sunbeam Road Apartments Project)/(Bank of America N.A. LOC), 7/1/2025	1,000,000
600,000	Eustis, FL, Multi-Purpose Refunding Revenue Bonds, (Series A), Weekly VRDNs (SunTrust Bank LOC)	600,000
200,000	Florida HFA, Multi-Family Housing Revenue Bonds, Weekly VRDNs, 12/1/2005	200,000
400,000	Florida HFA, Multi-Family Housing Revenue Bonds, Weekly VRDNs, 8/1/2006	400,000
670,000	Florida HFA, Multi-Family Housing Revenue Bonds, Weekly VRDNs, 11/1/2007	670,765
2,800,000	Florida HFA, Refunding Revenue Bonds, Weekly VRDNs, 2/1/2008	2,800,000
400,000	Florida Housing Finance Corp., Refunding Revenue Bonds, Weekly VRDNs (South Pointe Project), 2/15/2028	400,000
100,000	Florida State, GO UT Revenue Bonds, 5.75% (Jacksonville Transportation Authority), 7/1/2002	101,688
350,000	Florida State Board of Education Capital Outlay, GO UT (Series A), 5.00%, 6/1/2002	352,678
870,000	Florida State Board of Education Capital Outlay, GO UT, (Series A), 5.25%, 1/1/2002	870,000
105,000	Florida State Board of Education Capital Outlay, GO UT, (Series B), 6.00%, Mandatory Tender 6/1/2002	107,537
200,000	Florida State Board of Education Capital Outlay, GO UT, (Series C), 5.125%, 6/1/2002	201,713
100,000	Florida State Board of Education Capital Outlay, GO UT, (Series C), 6.50%, Mandatory Tender 6/1/2002	102,399
100,000	Florida State Board of Education Capital Outlay, GO UT, (Series C), 6.625% (MBIA INS), Mandatory Tender 6/1/2002	102,450
250,000	Florida State Board of Education Capital Outlay, GO UT, (Series E), 4.75%, 6/1/2002	251,733
100,000	Florida State Board of Education Capital Outlay, GO UT, (Series E), 5.10%, 6/1/2002	100,847
100,000	Florida State Board of Education Capital Outlay, GO UT Refunding Revenue Bonds (Series A), 4.80%, 6/1/2002	101,020
1,000,000	Florida State Correctional Facilities, 2.10% (MBIA INS), 8/1/2002	999,404
100,000	Florida State Department of Environmental Protection, Revenue Bonds (Series 2000-A), 4.00% (FGIC INS), 7/1/2002	100,484
225,000	Florida State Department of Environmental Protection, Revenue Bonds, (Series 2000-A), 6.00% (MBIA INS), 7/1/2002	229,300
1,000,000	Florida State Department of Natural Resources, Revenue Bonds (Series 2000-A), 6.10% (MBIA INS), Mandatory Tender 7/1/2002	1,029,752
175,000	Florida State Department of Natural Resources, Revenue Bonds (Series 2000-A), 6.25% (MBIA INS), Mandatory Tender 7/1/2002	179,524
165,000	Florida State Turnpike Authority, Revenue Bonds (Series A), 6.35% (FGIC INS), Mandatory Tender 7/1/2002	169,735
1,000,000	Halifax Hospital Medical Center, FL, GO Limited Notes, 3.75%, 3/15/2002	1,000,870
1,935,000	Hillsborough County, FL, 1.80%, 8/1/2002	1,935,000
1,000,000	Hillsborough County, FL, Aviation Authority, Refunding Revenue Bonds, Weekly VRDNs (Delta Air Lines, Inc.)/(Commerzbank, AG LOC), 12/1/2030	1,000,000
100,000	Hillsborough County, FL, School Board, COPs, 5.30% (MBIA INS), 7/1/2002	101,164
4,300,000	Indian River, FL, Commercial Paper, 1.40%, 2/6/2002	4,300,000
160,000	Indian River County, FL, Revenue Bonds, 3.50% (Spring Training Facility)/(FGIC INS), 4/1/2002	160,329
250,000	Jacksonville, FL, Electric System, Refunding Revenue Bonds, 5.25%, Mandatory Tender 10/1/2002	257,973
2,640,000	Jacksonville, FL, HFA, Refunding Revenue Bonds, Weekly VRDNs (Daughters of Charity)/(MBIA INS), 8/15/2019	2,640,000
300,000	Jacksonville, FL, HFA, Revenue Bonds, Weekly VRDNs (Jacksonville Faculty Practice Association)/(Bank of America LOC), 1/1/2016	300,000
750,000	Kissimmee, FL, Utility Authority, Refunding Revenue Bonds, 3.50% (AMBAC INS), 10/1/2002	757,830
165,000	Lauderhill, FL, Water & Sewage Refunding Revenue Bonds, 3.25% (FSA INS), 10/1/2002	166,272
1,000,000	Lee County, FL, IDA, Refunding Revenue Bonds, Weekly VRDNs (The Canterbury School, Inc. Project)/(SunTrust Bank LOC), 12/1/2019	1,000,000
185,000	Liberty County, FL, Gas Tax Refunding Revenue Bonds, 2.75% (MBIA INS), 4/1/2002	185,000
100,000	Manatee County, FL, Water and Sewage Refunding Revenue Bonds, 6.90%, 10/1/2002	103,343
250,000	North Broward, FL, Hospital Refunding Revenue Bonds, 6.40% (MBIA INS), Mandatory Tender 1/1/2002	255,000
720,000	Orange County, FL, IDA, Revenue Bonds, Weekly VRDNs (University of Central Florida)/(First Union National Bank of Florida LOC), 3/1/2017	720,000
115,000	Orange County, FL, Refunding Revenue Bonds (Series B), 6.00% (AMBAC INS), Mandatory Tender 10/1/2002	117,953
300,000	Orange County, FL, Revenue Bonds, 5.25% (AMBAC INS), 10/1/2002	306,730
150,000	Orange County, FL, Water & Wastewater Revenue Bonds, 6.25% (AMBAC INS), Mandatory Tender 4/1/2002	154,152
3,000,000	Orlando, FL, Utilities Commission, BAN's (Series A), 1.60% (J.P. Morgan Chase Bank LIQ), Mandatory Tender 1/15/2002	3,000,000
250,000	Orlando, FL, Utilities Commission, Water & Electric Revenue Bonds, 8.00%, 4/1/2002	253,049
1,000,000	Palm Beach County, FL, Revenue Bonds, Weekly VRDNs (Norton Gallery and School of Art, Inc. Project)/(Bank of America LOC), 5/1/2030	1,000,000
100,000	Pasco County, FL, Optional Gas Tax Refunding Revenue Bonds, 5.50% (FGIC INS), 8/1/2002	101,529
1,800,000	Putnam County, FL, PCR Refunding Revenue Bonds, Weekly VRDNs (Seminole Electric Cooperative, Inc.), 12/15/2009	1,800,000
1,500,000	Putnam County, FL, PCR Revenue Bonds, 2.39% (Seminole Electric Cooperative, Inc.)/(National Rural Utilities Cooperative Finance Corp. SPA), Mandatory Tender 3/15/2002	1,500,070
100,000	Reedy Creek, FL, GO LT (Series B), 3.80% (MBIA INS), 6/1/2002	100,322
65,000	St. Johns County, FL, IDA, Refunding Revenue Bonds, 3.75% (Professional Golf Project)/(MBIA INS), 9/1/2002	65,509
365,000	St. Johns County, FL, IDA, Refunding Revenue Bonds, 4.00% (Professional Golf Project)/(MBIA INS), 3/1/2002	365,636
400,000	St. Lucie County, FL, Refunding Revenue Bonds, Monthly VRDNs (Florida Convalescent Centers, Inc.)/(Toronto Dominion Bank LOC), 1/1/2011	400,000
1,000,000	St. Petersburg, FL, Refunding Revenue Bonds, 5.85%, 6/1/2002	1,011,944
1,850,000	Sunshine State Governmental Financing Commission, FL, Commercial Paper, 1.40%, Mandatory Tender 2/6/2002	1,850,000
3,750,000	Tampa, FL, Revenue Bonds, 7.75%, (Florida Aquarium, Inc.) Mandatory Tender 5/1/2002	3,897,331
100,000	Tampa, FL, Transportation Revenue Bonds, 3.50% (FGIC INS), 4/1/2002	100,181
100,000	Tampa, FL, Water& Sewer Refunding Revenue Bonds (Series B), 5.00% (AMBAC INS), 10/1/2002	101,834
300,000	University of Florida Athletic Association, Daily VRDNs (University of Florida Stadium Project)/(SunTrust Bank LOC), 2/1/2020	300,000
1,000,000	University of South Florida Foundation Inc., COPs, Weekly VRDNs (First Union National Bank of Florida LOC), 1/1/2029	1,000,000
100,000	Volusia County, FL, Educational Facility Authority Refunding Revenue Bond, 4.60% (Stetson University Project)/(MBIA INS), 6/1/2002	100,767
100,000	Winter Park, FL, GO UT Bonds, 4.25%, 7/1/2002	100,605

Total Florida		47,004,625

Total Municipal Bonds (Cost $47,004,625)		47,004,625

Shares		Value
Cash Equivalent -- 0.1%

60,614	Merrill Lynch Institutional Tax Exempt Fund	$60,614

Total Cash Equivalent (Cost $60,614)		60,614

Total Investments (Cost $47,065,239)		$47,065,239

See Notes to Portfolios of Investments page 47.

Huntington U.S. Treasury Money Market Fund   December 31, 2001

Principal Amount		Value
U.S. Treasury Bills (3) -- 42.0%

$10,000,000	1/24/2002	$9,987,158
25,000,000	2/7/2002	24,949,305
15,000,000	2/14/2002	14,968,650
10,000,000	2/21/2002	9,975,492
30,000,000	3/14/2002	29,881,800
40,000,000	3/21/2002	39,810,400
30,000,000	4/18/2002	29,848,416
15,000,000	4/25/2002	14,915,925
20,000,000	5/9/2002	19,882,667
15,000,000	6/6/2002	14,889,500

Total U.S. Treasury Bills (Cost $209,109,313)		209,109,313

U.S. Treasury Notes -- 5.1%

10,000,000	6.250%, 1/31/2002	10,020,521
15,000,000	6.250%, 7/31/2002	15,353,237

Total U.S. Treasury Notes (Cost $25,373,758)		25,373,758

Repurchase Agreements(4) -- 53.0%

50,000,000	Banc One Capital Markets, Inc., 1.720%, dated 12/26/2001, due 1/2/2002	50,000,000
50,000,000	Commerzbank Capital Markets Corp., 1.850%, dated 12/28/2001, due 1/4/2002	50,000,000
40,000,000	Credit Suisse First Boston, 1.600%, dated 12/31/2001, due 1/7/2002	40,000,000
40,000,000	Goldman Sachs & Co., 1.740%, dated 12/26/2001, due 1/2/2002	40,000,000
14,396,500	Morgan Stanley and Co., Inc., 1.500%, dated 12/31/2001, due 1/2/2002	14,396,500
50,000,000	Prudential Securities, Inc., 1.750%, dated 12/27/2001, due 1/3/2002	50,000,000
20,000,000	Smith Barney, Inc., 1.710%, dated 12/27/2001, due 1/3/2002	20,000,000

Total Repurchase Agreements (Cost $264,396,500)		264,396,500

Total Investments (Cost $498,879,571)		$498,879,571

See Notes to Portfolios of Investments page 47.

Huntington Growth Fund   December 31, 2001

Shares			Value
Common Stock -- 99.0%

Banks -- 4.5%
41,000		BB&T Corp.	$1,480,510
120,000		Citigroup, Inc.	6,057,600
17,000		State Street Corp.	888,250
96,000		Washington Mutual, Inc.	3,139,200

			11,565,560

Beauty Products -- 2.3%
75,000		Colgate-Palmolive Co.	4,331,250
19,000		Procter & Gamble Co.	1,503,470

			5,834,720

Business Services -- 7.8%
300,000		Automatic Data Processing, Inc.	17,670,000
56,000		Ecolab, Inc.	2,254,000

			19,924,000

Chemicals -- 0.2%
13,000		Du Pont (E.I.) de Nemours & Co.	552,630

Computers -- 6.2%
69,000	(1)	Cisco Systems, Inc.	1,249,590
24,000		International Business Machines Corp.	2,903,040
67,000	(1)	Microsoft Corp.	4,438,750
30,000	(1)	Network Appliance, Inc.	656,100
352,500	(1)	Oracle Corp.	4,868,025
164,000	(1)	Solectron Corp.	1,849,920

			15,965,425

Drugs & Health Care -- 18.4%
165,600		Abbott Laboratories	9,232,200
38,000		American Home Products Corp.	2,331,680
49,500		Cardinal Health, Inc.	3,200,670
300,000		IMS Health, Inc.	5,853,000
100,000		Johnson & Johnson	5,910,000
100,000		Merck & Co., Inc.	5,880,000
150,000		Pfizer, Inc.	5,977,500
36,890		Pharmacia Corp.	1,573,359
200,000		Schering-Plough Corp.	7,162,000

			47,120,409

Electrical Utilities -- 0.3%
21,000		Duke Energy Corp.	824,460

Energy Equipment & Services -- 2.5%
118,500		Schlumberger Ltd.	6,511,575

Entertainment -- 1.1%
200,000	(1)	Liberty Media Corp., Class A	2,800,000

Exchange Traded Fund -- 2.4%
156,000	(1)	NASDAQ 100-Index Tracking Stock	6,069,960

Financial Services -- 4.2%
150,000		American Express Co.	5,353,500
24,000		Fannie Mae	1,908,000
40,000		Franklin Resources, Inc.	1,410,800
15,000		Household International, Inc.	869,100
36,000		T. Rowe Price Group, Inc.	1,250,280

			10,791,680

Food & Beverage -- 2.0%
100,000		Wrigley (Wm.), Jr. Co.	5,137,000

Household Products -- 5.4%
265,500		General Electric Co.	10,641,240
46,000		Illinois Tool Works, Inc.	3,115,120

			13,756,360

Insurance -- 3.6%
93,750		American International Group, Inc.	7,443,750
24	(1)	Berkshire Hathaway, Inc., Class A	1,814,400

			9,258,150

Internet Software & Services -- 0.6%
50,000	(1)	AOL Time Warner, Inc.	1,605,000

Investment Services -- 0.7%
32,000		Merrill Lynch & Co., Inc.	1,667,840

Health Care Equipment & Supplies -- 1.9%
73,200		Medtronic, Inc.	3,748,572
20,000		Stryker Corp.	1,167,400

			4,915,972

Hotels, Restaurants & Leisure -- 0.6%
52,000		Carnival Corp.	1,460,160

Office Equipment -- 2.8%
125,000		Avery Dennison Corp.	7,066,250

Oil & Gas -- 4.8%
215,000		Anadarko Petroleum Corp.	12,222,750

Printing & Publishing -- 1.8%
65,300		Media General, Inc., Class A	3,253,899
30,000	(1)	Viacom, Inc., Class B	1,324,500

			4,578,399

Retail -- 14.3%
240,000		Home Depot, Inc.	12,242,400
148,000	(1)	Kohls Corp.	10,425,120
413,600		Walgreen Co.	13,921,776

			36,589,296

Semiconductor Equipment & Products -- 4.0%
150,000	(1)	Analog Devices, Inc.	6,658,500
106,000		Intel Corp.	3,333,700
5,500		Texas Instruments, Inc.	154,000

			10,146,200

Telecommunications -- 1.2%
20,000		Verizon Communications, Inc.	949,200
82,500		Vodafone Group PLC, ADR	2,118,600

			3,067,800

Textiles/Apparel -- 1.1%
57,000		Cintas Corp.	2,736,000

Wholesale Distributor -- 4.3%
418,600		SYSCO Corp.	10,975,692

Total Common Stock (Cost $122,628,017)			253,143,288

Cash Equivalent -- 1.0%

2,736,641		Huntington Money Market Fund, Class C	2,736,641

Total Cash Equivalent (Cost $2,736,641)			2,736,641

Total Investments (Cost $125,364,658)			$255,879,929

See Notes to Portfolios of Investments page 47.

Huntington Income Equity Fund   December 31, 2001

Shares			Value
Common Stock -- 93.1%

Aerospace & Defense -- 0.0%
1,860		Curtiss Wright Corp., Class B	$86,470

Auto Components -- 5.2%
200,000		Federal Signal Corp.	4,454,000
209,781		Ford Motor Co.	3,297,757
90,000		Genuine Parts Co.	3,303,000

			11,054,757

Banks -- 13.7%
200,000		FleetBoston Financial Corp.	7,300,000
195,000		J.P. Morgan Chase & Co.	7,088,250
300,000		National City Corp.	8,772,000
194,400		Wachovia Corp.	6,096,384

			29,256,634

Business Services -- 1.9%
100,000		Deluxe Corp.	4,158,000

Chemicals -- 7.0%
66,687		Du Pont (E.I.) de Nemours & Co.	2,834,864
99,000		PPG Industries, Inc.	5,120,280
95,500		Quaker Chemical Corp.	1,967,300
350,000		RPM, Inc.	5,061,000

			14,983,444

Commercial Services & Supplies -- 0.0%
8,000	(1)	Imagistics International, Inc.	98,800

Computer Services -- 1.8%
100,000		Pitney Bowes, Inc.	3,761,000

Drugs & Health Care -- 6.6%
112,000		American Home Products Corp.	6,872,320
140,000		Bristol-Myers Squibb Co.	7,140,000

			14,012,320

Electric Utilities -- 5.8%
310,000		NiSource, Inc.	7,148,600
200,000		TECO Energy, Inc.	5,248,000

			12,396,600

Food & Beverage -- 9.4%
300,000		ConAgra Foods, Inc.	7,131,000
70,000		Gallaher Group PLC, ADR	1,886,500
70,000		H.J. Heinz Co.	2,878,400
20,000		R.J. Reynolds Tobacco Holdings, Inc.	1,126,000
150,000		SUPERVALU, Inc.	3,318,000
110,000		UST, Inc.	3,850,000

			20,189,900

Gas Utilities -- 1.6%
90,000		Peoples Energy Corp.	3,413,700

Health Care Equipment & Supplies -- 0.2%
14,000	(1)	Zimmer Holdings, Inc.	427,560

Household Products -- 6.8%
160,000		Clorox Co.	6,328,000
120,000		General Electric Co.	4,809,600
150,000		Glatfelter	2,337,000
60,000		Tupperware Corp.	1,155,000

			14,629,600

Shares or Principal Amount			Value
Industrial Conglomerates -- 0.6%
55,200		Standex International Corp.	1,200,600

Insurance -- 0.7%
40,000		Unitrin, Inc.	1,580,800

Leisure Equipment & Products -- 0.6%
40,000		Eastman Kodak Co.	1,177,200

Oil & Gas -- 13.5%
92,400		ChevronTexaco Corp.	8,279,964
198,273		Conoco, Inc., Class B	5,611,126
168,000		Exxon Mobil Corp.	6,602,400
130,000		Occidental Petroleum Corp.	3,448,900
100,000		Royal Dutch Petroleum Co., ADR	4,902,000

			28,844,390

Printing & Publishing -- 2.1%
150,000		RR Donnelley & Sons Co.	4,453,500

Real Estate -- 4.4%
125,000		Mack-Cali Realty Corp.	3,877,500
190,000		Nationwide Health Properties, Inc.	3,551,100
65,500		Simon Property Group, Inc.	1,921,115

			9,349,715

Road & Rail -- 1.2%
80,000		GATX Corp.	2,601,600

Steel -- 6.0%
150,000		Allegheny Technologies, Inc.	2,512,500
110,000		Hubbell, Inc., Class B	3,231,800
60,000		Timken Co.	970,800
426,100		Worthington Industries, Inc.	6,050,620

			12,765,720

Telecommunications -- 4.0%
182,000		Verizon Communications, Inc.	8,637,720

Total Common Stock (Cost $122,245,615)			199,080,030

Corporate Bonds -- 5.7%
$5,000,000		Legrand SA, 8.500%, 02/15/2025	5,347,920
2,500,000		SafeCo Capital Trust I, 8.072%, 07/15/2037	2,248,073
1,500,000		TRW, Inc., 9.350%, 06/04/2020	1,669,314
5,250,000		Trenwick Capital Trust I, 8.820%, 02/01/2037	2,890,409

Total Corporate Bonds (Cost $13,244,716)			12,155,716

U.S. Treasury -- 0.7%
1,500,000		United States Treasury Bond, 5.50%, 8/15/2028	1,453,300

Total U.S. Treasury (Cost $1,498,510)			1,453,300

Cash Equivalent -- 0.2%

465,775		Huntington Money Market Fund, Class C	465,775

Total Cash Equivalent (Cost $465,775)			465,775

Total Investments (Cost $137,454,616)			$213,154,821

See Notes to Portfolios of Investments page 47.

Huntington Rotating Index Fund   December 31, 2001

Shares		Value
Other Investment Company -- 91.6%
42,199	SPDR Trust Series 1	$4,820,392

Total Other Investment Company (Cost $5,335,754)		4,820,392

Cash Equivalent -- 8.2%

430,453	Huntington Money Market Fund, Class C	430,452

Total Cash Equivalent (Cost $430,452)		430,452

Total Investments (Cost $5,766,206)		$5,250,844

See Notes to Portfolios of Investments page 47.

Huntington Dividend Capture Fund    December 31, 2001

Shares			Value
Common Stock -- 65.0%

Aerospace & Defense -- 1.3%
7,000		Goodrich Corp.	$186,340
2,000		Raytheon Co.	64,940

			251,280

Auto/Truck Parts & Equipment -- 1.7%
4,500		Cooper Industries, Inc.	157,140
1,000		DaimlerChrysler AG	41,670
5,000		Ford Motor Co.	78,600
1,500		TRW, Inc.	55,560

			332,970

Banks -- 6.2%
7,000		Amsouth Bancorporation	132,300
2,500		Bank of America Corp.	157,375
3,000		J.P. Morgan Chase & Co.	109,050
2,500		KeyCorp	60,850
6,500		National City Corp.	190,060
5,000		Regions Financial Corp.	149,700
5,000		Union Planters Corp.	225,650
9,000		Washington Federal, Inc.	232,020

			1,257,005

Chemicals -- 1.2%
4,200		Eastman Chemical Co.	163,884
3,600		Quaker Chemical Corp.	74,160

			238,044

Commercial Services & Supplies -- 0.1%
1,000		Kelly Services, Inc., Class A	21,890

Diversified Business Services -- 1.0%
5,000		Deluxe Corp.	207,900

Drugs & Health Care -- 0.7%
2,000		Bausch & Lomb, Inc.	75,320
1,200		Merck & Co., Inc.	70,560

			145,880

Electrical Equipment -- 0.3%
3,000		Rockwell International Corp.	53,580

Electric Utilities -- 1.5%
5,000		Reliant Energy, Inc.	132,600
2,500		TXU Corp.	117,875
2,000		Xcel Energy, Inc.	55,480

			305,955

Exchange Traded Fund -- 0.3%
1,500	(1)	NASDAQ 100-Index Tracking Stock	58,365

Financial Services -- 1.3%
5,500		Alliance Capital Management Holding, LP	265,760

Food, Beverage & Tobacco -- 0.8%
250		Philip Morris Cos., Inc.	11,462
1,000		RJ Reynolds Tobacco Holdings, Inc.	56,300
4,000		Sara Lee Corp.	88,920

			156,682

Gas Utilities -- 0.7%
3,500		Peoples Energy Corp.	132,755

Hotels, Restaurants & Leisure -- 0.8%
5,500		Starwood Hotels & Resorts Worldwide, Inc.	164,175

Household Durables -- 0.8%
5,500		Kimball International, Inc., Class B	83,325
5,000		RPM, Inc.	72,300

			155,625

Insurance -- 1.9%
4,750		Lincoln National Corp.	230,707
5,000		SAFECO Corp.	155,750

			386,457

Leisure Equipment & Products -- 0.4%
3,000		Eastman Kodak Co.	88,290

Oil & Gas -- 5.2%
1,000		Amerada Hess Corp.	62,500
1,650		ChevronTexaco Corp.	147,857
2,000		Kerr-McGee Corp.	109,600
8,000		Occidental Petroleum Corp.	212,240
4,250		Sunoco, Inc.	158,695
3,500		Textron, Inc.	145,110
7,000		Marathon Oil Corp.	210,000

			1,046,002

Paper & Forest Products -- 0.9%
6,500		Glatfelter	101,270
3,000		Westvaco Corp.	85,350

			186,620

Real Estate Investment Trust -- 32.3%
8,500		Bedford Property Investors, Inc.	191,250
8,000		Brandywine Realty Trust	168,560
9,750		CBL & Associates Properties, Inc.	307,125
7,500		Camden Property Trust	275,250
7,600		CarrAmerica Realty Corp.	228,760
13,500		Developers Diversified Realty Corp.	257,850
5,500		Duke Realty Corp.	133,815
9,500		EastGroup Properties, Inc.	219,165
13,000		Equity Office Properties Trust	391,040
10,000		Equity Residential Properties Trust	287,100
10,000		First Industrial Realty Trust, Inc.	311,000
10,400		Gables Residential Trust	307,840
4,000		Glenborough Realty Trust, Inc.	77,600
10,000		Health Care REIT, Inc.	243,500
11,000		Highwoods Properties, Inc.	285,450
8,500		Home Properties of New York, Inc.	268,600
7,750		Hospitality Properties Trust	228,625
13,000		JDN Realty Corp.	160,290
10,000		Liberty Property Trust	298,500
5,000		Macerich Co.	133,000
9,500		Mack-Cali Realty Corp.	294,690
5,100		Mills Corp.	135,048
5,000		Post Properties, Inc.	177,550
8,000		Realty Income Corp.	235,200
4,200		Shurgard Storage Centers, Inc., Class A	134,400
13,000		Simon Property Group, Inc.	381,290
4,250		Sovran Self Storage, Inc.	132,388
7,500		Summit Properties, Inc.	187,650
7,500		Winston Hotels, Inc.	58,050

			6,510,586

Retail -- 1.6%
6,500		JC Penney Co., Inc.	174,850
2,750		May Department Stores Co.	101,695
1,000		Sears, Roebuck & Co.	47,640

			324,185

Rubber & Plastic -- 0.5%
4,500		Goodyear Tire & Rubber Co.	107,145

Telephone & Telecommunications -- 3.5%
2,500		BellSouth Corp.	95,375
3,000		SBC Communications, Inc.	117,510
10,500		Sprint Corp. (FON Group)	210,840
5,800		Verizon Communications, Inc.	275,268

			698,993

Total Common Stock (Cost $13,233,145)			13,096,144

Preferred Stock -- 33.4%

Automobiles -- 2.5%
20,000		General Motors Corp., Pfd., 7.375%	505,800

Banks -- 7.5%
10,200		BancWest Capital I, Pfd., 9.500%	273,462
9,000		Bank One Capital I, Pfd., 8.000%	234,900
20,000		Comerica Capital Trust I, Pfd., 7.600%	501,000
10,000		National Commerce Capital Trust II, Pfd., 7.700%	246,250
10,000		Royal Bank of Scotland Group PLC, Pfd., 7.875%	256,500

			1,512,112

Financial Services -- 11.6%
12,800		Alabama Power Capital Trust II, Pfd., 7.600%	319,616
10,000		Coastal Finance I, Pfd., 8.375%	249,500
20,000		Hartford Life Capital II, Pfd., 7.625%	526,000
20,400		Household Capital Trust V, Pfd., 10.000%	543,048
17,500		Merrill Lynch Preferred Capital Trust V, Pfd., 7.280%	442,225
10,000		Partnerre Capital Trust I, Pfd., 7.900%	250,000

			2,330,389

Gas & Electric Utilities -- 6.3%
20,000		Dominion Capital Trust I, Pfd., 7.800%	498,000
24,000		Energy East Capital Trust I, Pfd., 8.250%	605,760
7,200		Equitable Resources Capital Trust, Pfd., 7.350%	177,408

			1,281,168

Information Technology -- 2.0%
7,000		Electronic Data Systems, Pfd., 7.625%	393,750

Real Estate Investment Trust -- 3.5%
5,700		Archstone-Smith Trust, Pfd., 8.750%	147,060
2,400		Avalonbay Communities, Pfd., 8.500%	60,720
20,000		Public Storage, Pfd., 8.000%	500,000

			707,780

Total Preferred Stock (Cost $6,447,305)			6,730,999

Cash Equivalent -- 4.8%

959,165		Huntington Money Market Fund, Class C	959,165

Total Cash Equivalent (Cost $959,165)			959,165

Total Investments (Cost $20,639,615)			$20,786,308

See Notes to Portfolios of Investments page 47.

Huntington International Equity Fund   December 31, 2001

Shares			Value
Common Stock -- 93.4%

Australia -- 2.5%
38,528		BHP Billiton Ltd.	$207,066
23,374		News Corp., Ltd.	186,901
6,953		News Corp., Ltd., ADR	221,175

			615,142

Brazil -- 0.7%
6,737		Petroleo Brasileiro SA, ADR	156,972

Canada -- 3.9%
8,700		Alcan, Inc.	312,256
4,200		Barrick Gold Corp.	67,129
7,590	(1)	Inco Ltd.	128,939
3,689		Manulife Financial Corp.	96,378
8,644		Talisman Energy, Inc.	328,432

			933,134

Denmark -- 3.0%
7,000		Carlsberg AS, Class B	292,512
6,606		Novo-Nordisk AS, Class B	270,115
7,561		Novozymes AS, Class B	152,545

			715,172

Finland -- 1.5%
7,700		Nokia Oyj	198,496
5,100		UPM - Kymmene Oyj	169,106

			367,602

France -- 13.1%
8,024		Aventis SA	569,620
14,226		Bouygues SA	466,009
2,027		Compagnie de Saint-Gobain	305,835
24,423	(1)	Orange SA	221,315
4,800		Publicis SA	127,113
2,060		Societe Generale, Class A	115,249
3,935		TotalFinaElf SA	561,840
24,950		Usinor SA	312,040
3,350		Valeo SA	133,594
6,530		Vivendi Universal SA	357,480

			3,170,095

Germany -- 8.8%
2,359		Allianz AG	558,564
1,600		DePfa Deutsche Pfandbriefbank AG	90,439
30,400		Deutsche Lufthansa AG	401,308
7,000		Deutsche Telekom AG	120,259
7,910		E.On AG	409,650
11,300	(1)	SGL Carbon AG	226,824
6,074		Schering AG	322,244

			2,129,288

Hong Kong -- 3.7%
57,500	(1)	China Mobile (Hong Kong) Ltd.	202,414
23,000		Hutchison Whampoa Ltd.	222,692
58,000		MTR Corp.	75,868
20,000		Sun Hung Kai Properties Ltd.	161,585
15,000		Television Broadcasts Ltd.	65,019
71,000		Wharf Holdings Ltd.	173,454

			901,032

Italy -- 1.5%
31,130		Autostrade - Concessioni e Costruzioni Autostrade SPA	216,141
18,000		Telecom Italia SPA	153,818

			369,959

Japan -- 13.6%
18,000		Ajinomoto Co., Inc.	175,864
4,100		Bandai Co., Ltd.	123,617
5,600		Capcom Co., Ltd.	148,325
5,500		Fuji Photo Film Co., Ltd.	196,474
85		Japan Telecom Co., Ltd.	254,981
12,000		Marui Co., Ltd.	141,974
83,800		Nikko Cordial Corp.	374,193
850		Nintendo Co., Ltd.	148,901
14,700		Nomura Holdings, Inc.	188,505
25,100	(1)	Sega Corp.	501,004
8,000		Seven-Eleven Japan Co., Ltd.	291,886
6,100		TDK Corp.	287,749
2,800		Takefuji Corp.	202,609
1,700		Tokyo Electron Ltd.	83,436
6,700		Toyota Motor Corp.	169,789

			3,289,307

Netherlands -- 6.5%
12,004		ING Groep NV	306,029
30,400		KPN NV	154,516
9,842		Koninklijke (Royal) Philips Electronics NV	292,437
9,231		Unilever NV	541,088
4,200		Van der Moolen Holding NV	120,571
7,100		Wolters Kluwer NV	161,794

			1,576,435

Russia -- 1.4%
2,700		Lukoil Holdings, ADR	132,975
13,350		RAO Unified Energy System, ADR	209,995

			342,970

Singapore -- 1.8%
59,000		City Developments Ltd.	193,312
41,000		Singapore Airlines Ltd.	244,246

			437,558

Spain -- 8.7%
11,200		Fomento de Construcciones y Contratas SA	231,795
16,635		Repsol YPF SA	242,549
20,230	(1)	Sogecable SA	468,201
33,961		Telefonica SA	454,363
44,550		Union Fenosa SA	720,949

			2,117,857

Sweden -- 0.7%
31,986		Telefonaktiebolaget LM Ericsson, Class B	174,419

Switzerland -- 3.5%
11,100		Novartis AG	401,302
1,670	(1)	Swiss Re, Registered	168,047
5,246		UBS AG	264,892

			834,241

United Kingdom -- 18.5%
4,400	(1)	Amdocs Ltd.	149,468
31,585		Amvescap PLC	455,050
44,869		Arriva PLC	219,338
54,146		BAE Systems PLC	243,630
13,185		Diageo PLC	150,471
21,756	(1)	Eidos PLC	56,932
12,100		GlaxoSmithKline PLC	303,092
23,496		Hanson PLC	161,911
50,730		Kingfisher PLC	295,742
20,500		Marks & Spencer PLC	107,588
31,536		Misys PLC	149,003
14,842		Pearson PLC	170,676
67,632		Rank Group PLC	226,144
65,477		Rentokil Initial PLC	262,725

Shares or Principal Amount			Value
8,131		Royal Bank of Scotland Group PLC	197,644
51,884		Sainsbury PLC	276,070
146,200		Stagecoach Group PLC	157,284
341,540		Vodafone Group PLC	892,513

			4,475,281

Total Common Stock (Cost $23,276,970)			22,606,464

Preferred Stock -- 0.9%

Germany -- 0.9%
3,809		Henkel KgaA, Pref.	215,302

Total Preferred Stock (Cost $241,067)			215,302

Repurchase Agreement(4) -- 5.6%

$1,354,000		State Street Corp, 0.50%, dated 12/31/2001, due 1/2/2002	1,354,000

Total Repurchase Agreement (Cost $1,354,000)			1,354,000

Total Investments (Cost $24,872,037)			$24,175,766

See Notes to Portfolios of Investments page 47.

Huntington Mid Corp America Fund    December 31, 2001

Shares			Value
Common Stock -- 90.1%

Aerospace & Defense -- 0.7%
2,100	(1)	Alliant Techsystems, Inc.	$162,120
9,200		Goodrich Corp.	244,904

			407,024

Air Transportation -- 0.2%
5,700	(1)	Atlas Air Worldwide Holdings, Inc.	83,505

Apparel/Textiles -- 2.2%
3,100	(1)	Coach, Inc.	120,838
9,300	(1)	Jones Apparel Group, Inc.	308,481
6,400		Liz Claiborne, Inc.	318,400
14,600	(1)	Polo Ralph Lauren Corp., Class A	390,696
2,000	(1)	Reebok International Ltd.	53,000

			1,191,415

Auto/Truck Parts & Equipment -- 1.6%
4,000		ITT Industries, Inc.	202,000
6,400		Polaris Industries, Inc.	369,600
7,500		Superior Industries International, Inc.	301,875

			873,475

Banks -- 6.7%
8,400		Astoria Financial Corp.	222,264
11,100		Banknorth Group, Inc.	249,972
7,200		City National Corp.	337,320
10,800		Compass Bancshares, Inc.	305,640
9,000		First Tennessee National Corp.	326,340
7,000		FirstMerit Corp.	189,630
10,000		Greater Bay Bancorp	285,800
6,700		Greenpoint Financial Corp.	239,525
11,400		National Commerce Financial Corp.	288,420
14,300		North Fork Bancorporation, Inc.	457,457
9,700		TCF Financial Corp.	465,406
4,000		Wilmington Trust Corp.	253,240

			3,621,014

Biotechnology -- 1.8%
2,400	(1)	Cephalon, Inc.	181,404
3,200	(1)	ICOS Corp.	183,808
4,000	(1)	Immunomedics, Inc.	81,040
5,400	(1)	Invitrogen Corp.	334,422
5,100	(1)	Millennium Pharmaceuticals, Inc.	125,001
3,800	(1)	Tularik, Inc.	91,276

			996,951

Broadcasting, Newspapers & Advertising -- 0.2%
4,000	(1)	Hispanic Broadcasting Corp.	102,000

Building & Construction -- 1.6%
11,200	(1)	Insituform Technologies, Inc., Class A	286,496
5,900		Lennar Corp.	276,238
9,000	(1)	McDermott International, Inc.	110,430
4,100		Pulte Homes, Inc.	183,147

			856,311

Chemicals -- 3.8%
16,800		Albemarle Corp.	403,200
3,200	(1)	Cabot Microelectronics Corp.	253,600
10,100		Cooper Industries, Inc.	352,692
11,900	(1)	Cytec Industries, Inc.	321,300
2,400		Eastman Chemical Co.	93,648
1,500		Georgia Gulf Corp.	27,750
4,400		Great Lakes Chemical Corp.	106,832
7,200		H.B. Fuller Co.	207,144
4,100		Lubrizol Corp.	143,869
2,400		Lyondell Chemical Co.	34,392
6,600		Olin Corp.	106,524

			2,050,951

Communications Equipment -- 1.9%
3,900	(1)	Advanced Fibre Communications, Inc.	68,913
15,000	(1)	Enterasys Networks, Inc.	132,750
6,000		Harris Corp.	183,060
5,200	(1)	L-3 Communications Holdings Corp.	468,000
8,100		Scientific-Atlanta, Inc.	193,914

			1,046,637

Computers -- 3.8%
20,200	(1)	Advanced Digital Information Corp.	324,008
4,300	(1)	Affiliated Computer Services, Inc., Class A	456,359
2,900	(1)	CDW Computer Centers, Inc.	155,759
9,500	(1)	NCR Corp.	350,170
3,900	(1)	Sandisk Corp.	56,160
34,500	(1)	SONICblue, Inc.	139,380
13,100	(1)	Sunguard Data Systems, Inc.	378,983
17,500	(1)	Unisys Corp.	219,450

			2,080,269

Diversified Operations -- 1.1%
10,000		Teleflex, Inc.	473,100
2,500		Textron, Inc.	103,650

			576,750

Diversified Telecommunication Services -- 0.3%
17,000		BroadWing, Inc.	161,500

Drugs & Health Care -- 3.2%
3,300	(1)	Barr Laboratories, Inc.	261,888
6,500	(1)	Emisphere Technologies, Inc.	207,415
2,900	(1)	Genzyme Corp - Genl Division	173,594
7,800		ICN Pharmaceuticals, Inc.	261,300
7,650		IVAX Corp.	154,071
11,500		Mylan Laboratories, Inc.	431,250
16,700	(1)	SICOR, Inc.	261,856

			1,751,374

Electrical Components -- 1.4%
10,000	(1)	Aeroflex, Inc.	189,300
12,900		C&D Technologies, Inc.	294,765
14,900	(1)	Vishay Intertechnology, Inc.	290,550

			774,615

Electrical Services -- 1.9%
10,700		Allete, Inc.	269,640
8,400		DPL, Inc.	202,272
10,100		Energy East Corp.	191,799
13,800		TECO Energy, Inc.	362,112

			1,025,823

Environmental Services -- 0.7%
19,700	(1)	Republic Services, Inc.	393,409

Financial Services -- 2.7%
5,800		A.G. Edwards, Inc.	256,186
12,400		Allied Capital Corp	322,400
11,200	(1)	AmeriCredit Corp.	353,360
3,100		Eaton Vance Corp.	110,205
3,500		Legg Mason, Inc.	174,930
5,400		T. Rowe Price Group, Inc.	187,542
2,400		Waddell & Reed Financial, Inc. Class A	77,280

			1,481,903

Food & Beverage -- 1.6%
4,845	(1)	Dean Foods Co.	330,449
15,200		Hormel Foods Corp.	408,424
2,800		McCormick & Co., Inc.	117,516

			856,389

Gas & Natural Gas -- 1.5%
6,600		MDU Resources Group, Inc.	185,790
11,200		National Fuel Gas Co.	276,640
14,400		Questar Corp.	360,720

			823,150

Health Care Equipment & Supplies -- 0.6%
9,900	(1)	Caliper Technologies Corp.	154,539
3,500	(1)	Ocular Sciences, Inc.	81,550
1,255	(1)	Viasys Healthcare, Inc.	25,364
2,700	(1)	Zimmer Holdings, Inc.	82,458

			343,911

Hotels & Lodging -- 0.5%
2,900	(1)	Mandalay Resort Group	62,060
2,500	(1)	MGM Mirage, Inc.	72,175
3,200	(1)	P. F. Chang's China Bistro, Inc.	151,360

			285,595

Household Products -- 1.6%
12,300		Church and Dwight, Inc.	327,549
6,100		Ferro Corp.	157,380
7,800		Leggett and Platt, Inc.	179,400
3,200		Whirlpool Corp.	234,656

			898,985

Insurance -- 5.9%
6,600		Allmerica Financial Corp.	294,030
6,210		Fidelity National Financial, Inc.	154,008
4,200		First American Corp.	78,708
5,600		Gallagher (Arthur J.) & Co.	193,144
6,700		Nationwide Financial Services, Inc.	277,782
14,100		Old Republic International Corp.	394,941
9,400	(1)	Oxford Health Plans, Inc.	283,316
6,300		PMI Group, Inc.	422,163
9,200		Protective Life Corp.	266,156
10,200		Radian Group, Inc.	438,090
10,400		Torchmark, Inc.	409,032

			3,211,370

Internet & Catalog Retail -- 0.1%
4,000	(1)	Amazon.com, Inc.	43,280

Leisure -- 1.1%
9,600		Brunswick Corp.	208,896
15,400		Callaway Golf Co.	294,910
6,500		Royal Caribbean Cruises Ltd.	105,300

			609,106

Machinery -- 4.6%
3,700	(1)	American Standard Cos., Inc.	252,451
6,600		AptarGroup, Inc.	231,198
7,500	(1)	Asyst Technologies, Inc.	95,700
9,300		Donaldson Co., Inc.	361,212
4,906	(1)	Kadant, Inc.	71,137
8,100		Kennametal, Inc.	326,187
9,000	(1)	Lam Research Corp.	208,980
2,000		Milacron, Inc.	31,620
6,700		Pall Corp.	161,202
7,500		Parker-Hannifin Corp.	344,325
2,900	(1)	Smith International, Inc.	155,498
7,300	(1)	Surebeam Corp., Class A	76,431
3,500		Tecumseh Products Co., Class A	177,205

			2,493,146

Measuring Devices -- 3.7%
3,100		Beckman Coulter, Inc.	137,330
7,900	(1)	Microchip Technology, Inc.	306,046
10,600		PerkinElmer, Inc.	371,212
10,880	(1)	Sanmina-SCI Corp.	216,512
3,200		Snap-On, Inc.	107,712
5,500		Stanley Works	256,135
13,900	(1)	Tektronix, Inc.	358,342
10,200	(1)	Thermo Electron Corp.	243,372

			1,996,661

Media -- 0.6%
1,200	(1)	Entercom Communications Corp.	60,000
2,300	(1)	Macrovision Corp.	81,006
3,300	(1)	Scholastic Corp.	166,089

			307,095

Medical & Medical Services -- 5.3%
5,400	(1)	Express Scripts, Inc.	252,504
19,600	(1)	Health Management Association, Class A	360,640
10,600	(1)	Incyte Genomics, Inc.	207,336
16,500	(1)	Lincare Holdings, Inc.	472,725
10,500	(1)	Oakley, Inc.	170,730
11,200	(1)	Orthodontic Centers of America, Inc.	341,600
14,500	(1)	PolyMedica Corp.	240,700
11,100	(1)	Respironics, Inc.	384,504
5,500		St. Jude Medical, Inc.	427,075

			2,857,814

Miscellaneous Business Services -- 5.7%
12,100		Autodesk, Inc.	450,967
27,400	(1)	Avant! Corp.	561,426
13,400	(1)	Cadence Design Systems, Inc.	293,728
4,600	(1)	Concord EFS, Inc.	150,788
1,600	(1)	Electronic Arts, Inc.	95,920
6,700	(1)	Forrester Research, Inc.	134,938
5,000	(1)	Mercury Interactive Corp.	169,900
11,900	(1)	NCO Group, Inc.	272,510
12,100	(1)	NetIQ Corp.	426,646
3,700	(1)	Network Associates, Inc.	95,645
6,500	(1)	Symantec Corp.	431,145

			3,083,613

Office Furniture & Fixtures -- 0.3%
3,300		Herman Miller, Inc.	78,078
1,800	(1)	Lear Corp.	68,652

			146,730

Paper & Paper Products -- 0.6%
6,300	(1)	Smurfit-Stone Container Corp.	100,611
8,600		Sonoco Products Co.	228,588

			329,199

Personal Products -- 0.2%
8,000	(1)	NBTY, Inc.	93,600

Petroleum & Fuel Products -- 3.0%
12,800		Chesapeake Energy Corp.	84,608
3,000		Equitable Resources, Inc.	102,210
4,100		Forest Oil Corp.	115,661
7,600		Helmerich & Payne, Inc.	253,688
2,400	(1)	Newfield Exploration Co.	85,224
14,600		Ocean Energy, Inc.	280,320
9,300		Patina Oil & Gas Corp.	255,750
5,800	(1)	Swift Energy Co.	117,160
4,500		Tidewater, Inc.	152,550
8,900	(1)	Unit Corp.	114,810
4,300		Vintage Petroleum, Inc.	62,135

			1,624,116

Petroleum Refining -- 1.2%
5,000		Ashland, Inc.	230,400
1,800		Murphy Oil Corp.	151,272
6,900		Valero Energy Corp.	263,028

			644,700

Printing & Publishing -- 2.3%
11,936		Banta Corp.	352,351
10,400		Harte-Hanks Communications, Inc.	292,968
17,100	(1)	Paxar Corp.	242,820
10,000		Readers Digest Association, Inc., Class A	230,800
5,000		RR Donnelley & Sons Co.	148,450

			1,267,389

Real Estate Investment Trust -- 0.5%
9,200		LNR Property Corp.	286,856

Retail -- 5.9%
5,500	(1)	Abercrombie & Fitch Co., Class A	145,915
3,000	(1)	American Eagle Outfitters, Inc.	78,510
8,350		Applebee's International, Inc.	285,570
3,100	(1)	BJ's Wholesale Club, Inc.	136,710
13,800	(1)	Brinker International, Inc.	410,688
10,900		Family Dollar Stores, Inc.	326,782
14,800	(1)	Michaels Stores, Inc.	487,660
8,400	(1)	Outback Steakhouse, Inc.	287,700
9,300	(1)	Papa John's International, Inc.	255,564
4,800	(1)	Payless Shoesource, Inc.	269,520
5,300		Ruby Tuesday, Inc.	109,339
1,800	(1)	Sonic Corp.	64,800
14,600		Viad Corp.	345,728

			3,204,486

Road & Rail -- 0.2%
3,700		C.H. Robinson Worldwide, Inc.	106,985

Rubber & Plastic -- 0.1%
3,000		Cooper Tire & Rubber Co.	47,880

Semi-Conductor/Instruments -- 3.7%
11,800	(1)	Atmel Corp.	86,966
7,200	(1)	ATMI, Inc.	171,720
6,000	(1)	Cypress Semiconductor Corp.	119,580
8,200	(1)	Dupont Photomasks, Inc.	356,290
11,300	(1)	Imation Corp.	243,854
4,500	(1)	Integrated Device Technology, Inc.	119,655
12,300	(1)	International Rectifier Corp.	429,024
5,600		Microsemi Corp.	166,320
2,800	(1)	Plexus Corp.	74,368
1,300	(1)	Semtech Corp.	46,397
6,500	(1)	Varian Semiconductor Equipment, Inc.	224,835

			2,039,009

Steel & Steel Works -- 1.0%
12,300		Engelhard Corp.	340,464
16,200	(1)	Maverick Tube Corp.	209,790

			550,254

Telephone & Telecommunications -- 1.0%
2,700		Telephone and Data Systems, Inc.	242,325
6,100	(1)	US Cellular Corp.	276,025

			518,350

Wholesale -- 1.5%
15,300	(1)	Apogent Technologies, Inc.	394,740
2,800		BorgWarner, Inc.	146,300
8,500	(1)	Performance Food Group Co.	298,945

			839,985

Total Common Stock (Cost $47,419,853)			48,984,580

Other Investment Company -- 3.7%
22,000		Midcap SPDR Trust, Series 1	2,041,600

Total Other Investment Company (Cost $2,063,950)			2,041,600

Cash Equivalent -- 5.6%
3,049,783		Huntington Money Market Fund, Class C	3,049,783

Total Cash Equivalent (Cost $3,049,783)			3,049,783

Total Investments (Cost $52,533,586)			$54,075,963

See Notes to Portfolios of Investments page 47.

Huntington New Economy Fund    December 31, 2001

Shares			Value
Common Stock -- 80.1%

Aerospace & Defense -- 1.0%
2,300		Lockheed Martin Corp.	$107,341

Apparel/Textiles -- 0.3%
2,500		Wolverine World Wide, Inc.	37,625

Auto -- 0.9%
1,600	(1)	Group 1 Automotive, Inc.	45,616
1,500		Winnebago Industries, Inc.	55,410

			101,026

Auto/Truck Parts & Equipment -- 1.1%
600		Johnson Controls, Inc.	48,450
1,100	(1)	Lear Corp.	41,954
2,900	(1)	NBTY, Inc.	33,930

			124,334

Banks -- 6.5%
2,000		Commercial Federal Corp.	47,000
1,500		Golden State Bancorp, Inc.	39,225
1,200		Greenpoint Financial Corp.	42,900
1,350		New York Community Bancorp, Inc.	30,875
1,200		North Fork Bancorp, Inc.	38,388
1,400		Pacific Century Financial Corp.	36,246
2,500		R&G Financial Corp., Class B	42,850
3,500		Regions Financial Corp.	104,790
5,200		SouthTrust Corp.	128,284
1,300		UCBH Holdings, Inc.	36,972
3,750		Washington Mutual, Inc.	122,625
1,400		Webster Financial Corp.	44,142

			714,297

Beauty Products -- 0.4%
4,300		International Specialty Products, Inc.	38,485

Building & Construction -- 4.3%
3,000		Centex Corp.	171,270
4,100	(1)	Champion Enterprises, Inc.	50,471
2,800		Clayton Homes, Inc.	47,880
2,100	(1)	EMCOR Group, Inc.	95,340
1,900		D.R. Horton, Inc.	61,674
1,400		Lafarge North America, Inc.	52,598

			479,233

Chemicals -- 0.7%
3,000	(1)	Airgas, Inc.	45,360
1,000		Cabot Corp.	35,700

			81,060

Commercial Services & Supplies -- 1.4%
2,200	(1)	Cendant Corp.	43,142
1,700		Harland (John H.) Co.	37,570
1,400	(1)	National Processing, Inc.	45,500
1,200		Total System Services, Inc.	25,416

			151,628

Computers -- 2.0%
1,200		Electronic Data Systems Corp.	82,260
4,600	(1)	SunGuard Data Systems, Inc.	133,078

			215,338

Drugs & Health Care -- 0.3%
2,800	(1)	Perrigo Co.	33,096

Electronic Equipment & Instruments -- 0.4%
1,200	(1)	FLIR Systems, Inc.	45,504

Environmental Services -- 0.8%
2,300	(1)	Allied Waste Industries, Inc.	32,338
900	(1)	Stericycle, Inc.	54,792

			87,130

Financial Services -- 2.7%
700	(1)	Americredit Corp.	22,085
4,600		Block (H & R), Inc.	205,620
1,000		Doral Financial Corp.	31,210
402	(1)	Ladenburg Thalmann Financial Services, Inc.	350
3,200		Walter Industries, Inc.	36,192

			295,457

Food & Beverage -- 1.6%
1,000	(1)	American Italian Pasta Co.	42,030
1,500		Applebee's International, Inc.	51,300
1,100	(1)	Constellation Brands, Inc. Class A	47,135
1,155		Vector Group Ltd.	37,942

			178,407

Food & Drug Retailing -- 0.2%
1,300		Fleming Cos., Inc.	24,050

Health & Allied Services -- 2.4%
1,500	(1)	AmeriPath, Inc.	48,015
777		AmerisourceBergen Corp.	49,378
3,600	(1)	Beverly Enterprises, Inc.	30,960
1,700	(1)	First Health Group Corp.	42,058
1,100	(1)	Pediatrix Medical Group, Inc.	37,312
5,700		Service Corp. International	28,443
5,300	(1)	Stewart Enterprises, Inc., Class A	31,747

			267,913

Household Durables -- 2.0%
300	(1)	NVR, Inc.	61,200
800		Ryland Group, Inc.	58,560
1,100		Stanley Works	51,227
600		Whirlpool Corp.	43,998

			214,985

Insurance -- 2.9%
1,400	(1)	AdvancePCS	41,090
2,300	(1)	DaVita, Inc.	56,235
1,900		Loews Corp.	105,222
1,700		UnitedHealth Group, Inc.	120,309

			322,856

Leisure Equipment & Products -- 0.4%
2,500		Mattel, Inc.	43,000

Machinery -- 0.4%
2,000		Albany International Corp., Class A	43,400

Media -- 0.4%
3,300	(1)	Interactive Data Corp.	46,662

Medical & Medical Services -- 13.2%
1,600	(1)	Apria Healthcare Group, Inc.	39,984
486	(1)	Barr Laboratories, Inc.	38,569
1,600		Baxter International, Inc.	85,808
2,400		Becton Dickinson & Co.	79,560
800	(1)	Bio Rad Laboratories, Inc., Class A	50,640
2,600	(1)	Caremark Rx, Inc.	42,406
2,100	(1)	Covance, Inc.	47,670
1,900	(1)	Cytyc Corp.	49,590
1,200		Diagnostic Products Corp.	52,740
2,400	(1)	Genzyme Corp - Genl Division	143,664
5,700	(1)	Healthsouth Corp.	84,474
2,000		Johnson & Johnson	118,200
1,100	(1)	Kos Pharmaceuticals, Inc.	38,060
1,400	(1)	Lincare Holdings, Inc.	40,110
5,500	(1)	Manor Care, Inc.	130,405
1,300		NDCHealth Corp.	44,915
1,800	(1)	Ocular Sciences, Inc.	41,940
800	(1)	ResMed, Inc.	43,136
700		St. Jude Medical, Inc.	54,355
2,200	(1)	STERIS Corp.	40,194
1,000	(1)	Tenet Healthcare Corp.	58,720
1,900		Varian Medical Systems, Inc.	135,394

			1,460,534

Metals & Mining -- 1.4%
3,000		AK Steel Holding Corp.	34,140
2,544		Barrick Gold Corp.	40,577
6,000	(1)	Freeport-McMoRan Copper & Gold, Inc., Class B	80,340

			155,057

Miscellaneous Business Services -- 11.4%
1,800	(1)	Activision, Inc.	46,818
2,900	(1)	Borland Software Corp.	45,414
3,300	(1)	Compuware Corp.	38,907
3,400	(1)	Concord EFS, Inc.	111,452
700	(1)	Electronic Arts, Inc.	41,965
1,900	(1)	Expedia, Inc.	77,159
3,000		Fair (Isaac) & Company, Inc.	189,060
2,800		First Data Corp.	219,660
3,500	(1)	GTECH Holdings Corp.	158,515
3,100	(1)	Intergraph Corp.	42,594
3,100	(1)	Network Associates, Inc.	80,135
1,800	(1)	Overture Services, Inc.	63,774
1,900	(1)	PEC Solutions, Inc.	71,459
900	(1)	Renaissance Learning, Inc.	27,423
800	(1)	THQ, Inc.	38,776

			1,253,111

Petroleum Refining -- 2.8%
1,400		Amerada Hess Corp.	87,500
1,700		Ashland, Inc.	78,336
3,400		Marathon Oil Corp.	102,000
720		Phillips Petroleum Co.	43,387

			311,223

Professional Services -- 0.9%
1,100	(1)	Apollo Group, Inc., Class A	49,511
900		Strayer Education, Inc.	43,848

			93,359

Real Estate -- 1.5%
3,200		Annaly Mortgage Management, Inc.	51,200
1,300		LNR Property Corp.	40,534
7,100	(1)	La Quinta Corp.	40,754
3,300		Ventas, Inc.	37,950

			170,438

Retail -- 13.1%
3,200	(1)	1-800-FLOWERS.COM, Inc.	49,920
3,100	(1)	American Eagle Outfitters, Inc.	81,127
1,700	(1)	Argosy Gaming Company	55,284
4,000	(1)	AutoNation, Inc.	49,320
1,100	(1)	Barnes & Noble, Inc.	32,560
1,500	(1)	Bebe Stores, Inc.	27,990
2,600	(1)	Bed Bath & Beyond, Inc.	88,140
2,000	(1)	Borders Group, Inc.	39,680
1,300	(1)	Chico's FAS, Inc.	51,610
1,500	(1)	Copart, Inc.	54,555
1,300		Family Dollar Stores, Inc.	38,974
3,600	(1)	Hollywood Entertainment Corp.	51,444
1,300	(1)	Hot Topic, Inc.	40,807
1,700		J.C. Penney Company, Inc.	45,730
1,100		Lands' End, Inc.	55,176
1,200		Lowe's Cos., Inc.	55,692
1,600	(1)	O'Reilly Automotive, Inc.	58,352
3,500	(1)	Office Depot, Inc.	64,890
3,200		Pep Boys - Manny, Moe & Jack	54,880
6,600	(1)	PETsMART, Inc.	64,944
4,700	(1)	Reebok International Ltd.	124,550
2,400	(1)	Ryan's Family Steak Houses, Inc.	51,960
2,600	(1)	Sonic Automotive, Inc.	60,944
1,800	(1)	Tricon Global Restaurants, Inc.	88,560
3,000	(1)	Tuesday Morning Corp.	54,270

			1,441,359

Telephone & Telecommunications -- 0.6%
3,800	(1)	General Communication, Inc., Class A	32,414
1,100	(1)	Metro One Telecommunications, Inc.	33,275

			65,689

Testing Laboratories -- 1.0%
1,300	(1)	Pharmaceutical Product Development, Inc.	42,003
1,300		Pharmaceutical Resources, Inc.	43,940
1,700	(1)	SICOR, Inc.	26,656

			112,599

Transportation -- 1.1%
1,100		CSX Corp.	38,555
1,600	(1)	Heartland Express, Inc.	44,432
1,800	(1)	Hunt (J.B.) Transportation Services, Inc.	41,760
			124,747

Total Common Stock (Cost $8,362,437)			8,840,943

Cash Equivalent -- 19.8%

2,183,372		Huntington Money Market Fund, Class C	2,183,372

Total Cash Equivalent (Cost $2,183,372)			2,183,372

Total Investments (Cost $10,545,809)			$11,024,315

See Notes to Portfolios of Investments page 47.

Portfolio of Investments

Huntington Mortgage Securities Fund

December 31, 2001

Shares or Principal Amount		Value
Real Estate Investment Trust -- 24.6%

20,000	Alexandria Real Estate Equities	$822,000
5,000	Boston Properties, Inc.	190,000
15,000	Brandywine Realty Trust	316,050
12,500	Camden Property Trust	458,750
10,000	CenterPoint Properties Corp.	498,000
20,000	Chateau Communities, Inc.	598,000
5,000	Crescent Real Estate Equities Co.	90,550
15,000	Developers Diversified Realty Corp.	286,500
3,000	Duke Realty Corp.	72,990
2,000	EastGroup Properties, Inc.	46,140
17,500	Equity Office Properties Trust	526,400
20,000	Equity Residential Properties Trust	574,200
10,000	Gables Residential Trust	296,000
1,000	Getty Realty Corp.	18,850
20,000	Health Care Property Investors, Inc.	724,200
10,000	Healthcare Realty Trust	280,000
2,000	Hospitality Properties Trust	59,000
5,000	Keystone Property Trust	65,450
10,500	Kimco Realty Corp.	343,245
10,000	Mack-Cali Realty Corp.	310,200
20,000	Manufactured Home Communities, Inc.	624,200
10,000	Mills Corp.	264,800
3,000	Prologis Trust	64,530
7,500	Public Storage, Inc.	250,500
5,000	Reckson Associates Realty Corp.	116,800
1,000	Shurgard Storage Centers, Inc. Class A	32,000
10,000	Simon Property Group	293,300
1,000	SL Green Realty Corp.	30,710
1,000	Sun Communities, Inc.	37,250
1,000	Taubman Centers, Inc.	14,850
2,000	United Dominion Realty Trust, Inc.	28,800
14,000	Ventas, Inc.	161,000
5,000	Washington Real Estate Investment Trust	124,450
8,500	Weingarten Realty Investors	408,000

Total Real Estate Investment Trust (Cost $8,717,311)		9,027,715

Federal Home Loan Mortgage Corp. -- 19.7%

$22,216	Pool # 380059, 9.500%, 10/1/2004	23,310
1,085,655	Pool # C00512, 7.000%, 4/1/2027	1,110,606
959,788	Pool # C80391, 7.000%, 3/1/2026	983,734
509,111	Pool # D66491, 6.500%, 12/1/2025	514,250
733,306	Pool # D69575, 7.500%, 3/1/2026	762,839
912,800	Pool # E65142, 6.500%, 7/1/2011	936,783
811,648	REMIC Series 163, Class F, 6.000%, 7/15/2021	822,625
1,000,000	REMIC Series 1490, Class PH, 6.250%, 4/15/2008	1,030,853
1,000,000	REMIC Series 2198, Class PQ, 7.000%, 4/15/2024	1,041,055

Total Federal Home Loan Mortgage Corp. (Cost $6,915,291)		7,226,055

Federal Home Loan Bank -- 5.5%

2,000,000	5.250%, 8/15/2006 (Cost $2,013,675)	2,038,804
Federal National Mortgage Association -- 35.4%
1,596,278	6.000%, 11/1/2031	1,563,554
1,053,844	Pool # 250551, 7.000%, 5/1/2026	1,079,362
551,761	Pool # 250554, 6.500%, 5/1/2011	566,787
723,958	Pool # 252769, 7.500%, 8/1/2019	751,610
564,778	Pool # 338449, 6.000%, 5/1/2011	572,917
375,104	Pool # 377783, 6.500%, 4/1/2012	387,004
897,249	Pool # 397835, 6.500%, 9/1/2012	918,735
1,500,000	REMIC Series 1993-163, Class PY, 6.750%, 3/25/2022	1,531,568
1,000,000	REMIC Series 1994-51, Class PH, 6.500%, 1/25/2023	1,047,483
500,000	REMIC Series 1994-56, Class H, 6.000%, 7/25/2022	512,395
1,000,000	REMIC Series 1996-53, Class PG, 6.500%, 12/18/2011	1,032,871
1,000,000	REMIC Series 1998-44, Class TE, 6.250%, 4/18/2021	1,026,757
500,000	REMIC Series 1998-46, Class PJ, 6.250%, 12/18/2022	514,022
1,500,000	REMIC Series 1998-M1, Class A2, 6.250%, 1/25/2008	1,530,531

Total Federal National Mortgage Association (Cost $12,805,848)		13,035,596

Government National Mortgage Association -- 8.1%

476,964	Pool # 200023, 9.500%, 5/15/2018	532,432
696,624	Pool # 316151, 7.500%, 4/15/2022	728,672
19,371	Pool # 328651, 8.500%, 5/15/2007	20,596
653,702	Pool # 352022, 7.000%, 11/15/2023	673,810
1,000,000	REMIC Series 1999-24, Class PD, 6.500%, 5/20/2026	1,020,105

Total Government National Mortgage Association (Cost $2,873,169)		2,975,615

Cash Equivalent -- 6.2%

2,282,584	Huntington Money Market Fund, 1.470%, 1/1/2020	2,282,584

Total Cash Equivalent (Cost $2,282,584)		2,282,584

Total Investments (Cost $35,607,878)		$36,586,369

See Notes to Portfolios of Investments page 47.

Huntington Ohio Tax-Free Fund

December 31, 2001

Principal Amount			Value
Municipal Bonds -- 100.0%

Ohio -- 98.7%

$915,000		Akron, OH, GO LT, 6.50% (Original Issue Yield: 5.70%), 11/1/2014	$1,052,909

500,000		Akron, OH, GO LT, (Series A), 5.30%, 12/1/2011	517,020

300,000		Aurora, OH, City School District, GO UT, (FGIC LOC), 5.50%, 12/1/2007	320,922

375,000		Avon Lake, OH, Water System, Revenue Bonds, (Series A), (AMBAC LOC)/(Original Issue Yield: 5.60%), 5.50%, 10/1/2015	390,071

500,000		Butler County, OH, GO LT, (AMBAC INS)/(Original Issue Yield: 5.05%), 5.00%, 12/1/2012	508,410

1,020,000		Canton, OH, School District, GO UT, (MBIA INS)/(Original Issue Yield: 5.39%), 5.35%, 12/1/2015	1,048,519

500,000		Chagrin Falls, OH, Exempt Village School District, (Series 2), 5.10%, 12/1/2010	519,105

450,000		Cleveland, OH, City School District, GO UT, (Series A), (Original Issue Yield: 5.929%), 5.875%, 12/1/2011	470,633

1,250,000		Cleveland, OH, Waterworks, Refunding Revenue Bonds, (Series I), (FSA INS)/(Original Issue Yield: 5.09%), 5.00%, 1/1/2016	1,243,450

500,000		Cleveland, OH, Waterworks, Refunding Revenue Bond, (Series I), (FSA INS), 5.25%, 1/1/2013	516,510

250,000		Columbus, OH, GO LT, 5.00%, 1/1/2009	260,158

300,000		Columbus, OH, GO UT, (Series D), 5.25%, 9/15/2011	308,904

600,000		Columbus, OH, Police/Firemen Disability, GO LT, 5.00%, 7/15/2013	610,926

134,000		Columbus, OH, Special Assessment, 5.70%, 7/15/2006	138,190

500,000		Cuyahoga County, OH, GO LT, (Original Issue Yield: 5.25%), 5.20%, 11/15/2009	521,925

200,000		Cuyahoga Falls, OH, GO LT, (MBIA INS), 5.40%, 12/1/2006	215,156

500,000		Cuyahoga County, OH, Hospital Authority, Refunding Revenue Bonds, (Series I), (W.O. Walker Center, Inc.)/(AMBAC INS), 5.25%, 1/1/2013	513,860

500,000		Dayton, OH, GO LT, (MBIA INS), 5.00%, 12/1/2012	510,490

250,000		Dover, OH, Municipal Electric System, (FGIC INS), 5.50%, 12/1/2007	265,482

500,000	(3)	Dublin, OH, City School District, GO UT, (MBIA INS)/(Original Issue Yield: 5.25%), 12/1/2009	345,110

500,000		Euclid, OH, GO LT, 5.30%, 12/1/2007	532,225

500,000		Euclid, OH, GO LT, 5.45%, 12/1/2008	530,605

500,000		Euclid, OH, GO LT, 5.00%, 12/1/2012	511,155

245,000		Fairfield, OH, City School District, GO UT, (FGIC INS), 5.65%, 12/1/2006	266,178

500,000		Findlay, OH, GO LT, 5.50%, 7/1/2008	534,240

250,000		Findlay, OH, GO LT, Sewer, 5.20%, 7/1/2006	261,057

500,000		Franklin County, OH, Hospital Facility Authority, Refunding Revenue Bonds, (Original Issue Yield: 5.90%), 5.80%, 11/1/2010	525,765

250,000		Franklin County, OH, Hospital Facility Authority, Refunding Revenue Bonds, (Original Issue Yield: 6.66%), 6.50%, 5/1/2007	260,325

500,000		Franklin County, OH, GO LT, 5.05%, 12/1/2005	526,295

305,000		Franklin, OH, GO LT, 6.00%, 9/1/2006	330,556

580,000		Gahanna OH, GO LT, (Original Issue Yield: 5.55%), 5.55%, 6/1/2005	618,582

250,000		Grandview Heights, OH, GO UT, City School District, 5.40%, 12/1/2005	269,000

250,000		Grandview Heights, OH, GO LT, 7.10%, 12/1/2006	258,812

300,000		Greene County, OH, Water Systems, Revenue Bond, (Series A), (FGIC INS), 5.75%, 12/1/2009	325,614

500,000		Hamilton County, OH, GO LT, 5.10%, 12/1/2011	511,340

1,795,000		Hamilton County, OH, GO LT, (Original Issue Yield: 5.40%), 5.25%, 12/1/2015	1,832,282

100,000		Hancock County, OH, GO LT, 4.60%, 12/1/2004	104,564

315,000		Hancock County, OH, Refunding & Improvement Bonds, GO LT, 5.20%, 12/1/2008	329,143

145,000		Hilliard, OH, School District, GO UT, (FGIC INS)/(Original Issue Yield: 4.88%), 4.85%, 12/1/2015	141,652

170,000		Hilliard, OH, GO LT, 5.35%, 12/1/2006	181,715

180,000		Hilliard, OH, GO LT, 5.50%, 12/1/2007	191,147

250,000		Hudson City, OH, GO UT, (Original Issue Yield: 5.05%), 5.00%, 12/1/2014	253,085

500,000		Kent State University, OH, University Revenue Bonds, (MBIA INS)/(Original Issue Yield: 5.40%), 5.30%, 5/1/2010	521,430

255,000		Lakewood, OH, City School District, GO UT, 5.05%, 12/1/2055	268,214

510,000		Lakewood, OH, City School District, GO UT, (FGIC INS), 4.90%, 12/1/2015	501,763

130,000		Lakewood, OH, Hospital Improvement Authority, Refunding Revenue Bonds, (Series 1), (MBIA INS)/(Original Issue Yield: 6.80%), 5.00%, 2/15/2014	130,016

500,000		Lorain County, OH, Revenue Bonds, (Series B), (Catholic Healthcare Partners), 6.00%, 9/1/2008	542,080

500,000		Lucas County, OH, GO LT, (Juvenile Justice)/(FGIC INS), 5.00%, 12/1/2014	503,285

500,000		Mahoning County, OH, Sewer Systems, Refunding Revenue Bonds, (AMBAC INS)/(Original Issue Yield: 5.30%), 5.20%, 12/1/2014	507,480

100,000		Mansfield, OH, City School District, GO UT, (MBIA INS)/(Original Issue Yield: 5.45%), 5.35%, 12/1/2014	103,569

500,000		Mason, OH, City School District, GO UT, 5.15%, 12/1/2012	517,790

250,000		Miami County, OH, GO LT, 4.875%, 12/1/2010	256,527

500,000		Miami University, OH, General Receipts, Revenue Bonds, 5.40%, 12/1/2005	528,070

500,000		Montgomery County, OH, GO LT, 5.40%, 12/1/2011	524,305

270,000		Montgomery, OH, GO LT, 5.60%, 12/1/2005	277,096

285,000		Montgomery, OH, GO LT, 5.75%, 12/1/2006	292,456

250,000		Muskingum County, OH, Refunding & Improvement Revenue Bonds, (Bethesda Care System)/(Connie Lee LOC), 5.35%, 12/1/2007	265,255

235,000		Norwalk, OH, GO LT, (Original Issue Yield: 5.60%), 5.55%, 4/1/2009	249,232

250,000		Norwalk, OH, GO LT, (Original Issue Yield: 5.65%), 5.60%, 4/1/2010	265,120

420,000		Ohio State Building Authority, (Series A), (Original Issue Yield: 4.934%), 5.375%, 10/1/2012	441,420

1,220,000		Ohio State Building Authority, (Series A), (Original Issue Yield: 4.95%), 5.375%, 10/1/2014	1,263,298

445,000		Ohio State Higher Education Facility, Revenue Bonds, (Denison University Project), (Original Issue Yield: 5.45%), 5.40%, 11/1/2011	463,116

600,000		Ohio State Higher Education Facility, Refunding Revenue Bonds, (Oberlin College), (Original Issue Yield: 4.60%), 5.25%, 10/1/2014	624,720

250,000		Ohio State Higher Education Facility, Refunding Revenue Bonds, (John Carroll University Project), (Original Issue Yield: 5.35%), 5.35%, 10/1/2005	262,835

1,000,000		Ohio State Public Facilities Commission, Refunding Revenue Bonds, (Series II-A), (MBIA LOC), 5.00%, 12/1/2011	1,018,160

500,000		Ohio State Turnpike Commission, Revenue Bonds, (Series A), 5.35%, 2/15/2009	535,945

500,000		Ohio State University, General Receipt, (Series A2), 5.75%, 12/1/2009	522,600

1,000,000		Ohio State Water Development Authority Pollution Control Facilities, Revenue Bonds, (MBIA INS)/(Original Issue Yield: 5.28%), 5.00%, 6/1/2015	1,000,000

500,000		Ohio State Water Development Authority, Revenue Refunding & Improvement Bonds, (MBIA INS)/(Original Issue Yield: 6.00%), 5.75%, 12/1/2005	522,880

900,000		Ohio State Water Development Authority, Pollution Control Facilities, Revenue Bond, (MBIA INS)/(Original Issue Yield: 5.23%), 5.00%, 12/1/2014	905,265

350,000		Ohio State, GO UT, 5.90%, 8/1/2006	382,308

1,000,000		Ohio Water Development Authority, 6.00% (Original Issue Yield: 6.20%), 12/1/2008	1,052,170

250,000		Pickerington OH, Local School District, GO UT, (AMBAC INS), 5.55%, 12/1/2007	265,730

500,000		Rocky River OH, City School District, GO UT, 5.15%, 12/1/2008	528,815

500,000		Solon, OH, GO LT, 5.25%, 12/1/2007	527,040

150,000		Solon, OH, GO LT, 5.65%, 12/1/2005	154,809

500,000		Strongsville, OH, GO LT, 6.70%, 12/1/2011	557,695

250,000		Summit County, OH, GO LT, (MBIA INS)/(Original Issue Yield: 5.70%), 5.65%, 12/1/2007	267,400

335,000		Swanton, OH, Local School District, School Improvement, GO UT, (FGIC INS), 4.90%, 12/1/2015	329,258

500,000		Teays Valley, OH, Local School District, School Facilities Construction & Improvement, GO UT, (FGIC INS)/(Original Issue Yield: 5.20%), 5.15%, 12/1/2014	509,735

500,000		Troy, OH, Capital Facilities, GO LT, 6.25%, 12/1/2011	554,210

550,000		Twinsburg, OH, Local School District, GO UT, (FGIC INS), 5.40%, 12/1/2009	582,081

250,000		University of Cincinnati, OH, General Receipts, Revenue Bonds, (Series R9), (Original Issue Yield: 5.70%), 5.60%, 6/1/2009	258,015

250,000		University of Cincinnati, OH, General Receipts, Revenue Bonds, (Series V), 5.25%, 6/1/2008	259,938

265,000		University of Cincinnati, OH, General Receipts, Revenue Bonds, (Series V), 5.35%, 6/1/2009	274,969

500,000		University of Cincinnati, OH, Certificates of Participation, (University Center Project), (Original Issue Yield: 5.20%), 5.10%, 6/1/2011	520,990

500,000		Vandalia, OH, Various Purpose Improvement Bonds, GO LT, 5.45%, 12/1/2010	524,985

555,000		Wadsworth, OH, City School District, (FGIC INS)/(Original Issue Yield: 4.85%), 12/1/2007	430,452

400,000		Warren County, OH, Water Improvement, The P & G Project, GO LT, 5.25%, 12/1/2007	421,632

185,000		Warren County, OH, Sewer Improvement, P&G Co./Lower Miami, GO LT, 5.35%, 12/1/2009	192,859

175,000		Warren County, OH, Sewer Improvement, P&G Co./Lower Miami, GO LT, 5.25%, 12/1/2008	182,977

500,000		Westlake, OH, City School District, (Series A), GO LT, 5.50%, 12/1/2010	529,955

500,000		Westlake, OH, Refunding and Improvement, GO LT, 5.35%, 12/1/2010	530,475

250,000		Wright State University OH, General Receipts, Revenue Bonds, (AMBAC INS)/(Original Issue Yield: 5.15%), 5.00%, 5/1/2006	259,743

100,000		Youngstown, OH, GO LT, (MBIA INS)/(Original Issue Yield: 6.20%), 6.125%, 12/1/2014	109,120

Total Ohio			43,594,375

Puerto Rico -- 1.3%

500,000		Commonwealth of Puerto Rico, GO UT, (MBIA INS), 6.50%, 7/1/2011	585,640

Total Puerto Rico			585,640

Total Municipal Bonds (Cost $43,007,686)			44,180,015

Total Investments (Cost $43,007,686)			$44,180,015

See Notes to Portfolios of Investments page 47.

Huntington Michigan Tax-Free Fund

December 31, 2001

Principal Amount			Value
Municipal Bonds -- 99.0%

Michigan -- 99.0%

$295,000		Atherton, MI, Community School District, UT GO, 6.00% (Q-SBLF LOC)/(Original Issue Yield: 3.75%), 5/1/2009	$324,473

150,000		Bay City, MI, UT GO, 5.20% (AMBAC INS)/(Original Issue Yield: 5.25%), 9/1/2012	151,317

555,000		Brandon, MI, School District, UT GO, 4.85% (Q-SBLF LOC)/ (Original Issue Yield: 4.85%), 5/1/2005	580,075

500,000		Cadillac, MI, Area Public Schools, UT GO, 5.375% (FGIC INS)/ (Q-SBLF LOC)/(Original Issue Yield: 5.50%), 5/1/2010	517,555

1,000,000		Caledonia, MI, Community Schools, UT GO, 5.25% (Q-SBLF LOC)/(Original Issue Yield: 5.32%), 5/1/2015	1,021,680

490,000		Coopersville, MI, Public Schools, UT GO, 4.875% (Original Issue Yield: 4.95%), 5/1/2015	479,715

200,000		Detroit, MI, City School District (Series B), UT GO, 5.00% (FGIC INS)/(Q-SBLF LOC)/(Original Issue Yield: 4.50%), 5/1/2009	206,930

500,000		Detroit, MI, UT GO (Series A), 5.50% (Original Issue Yield: 4.60%), 4/1/2006	535,185

500,000		Eaton County, MI, UT GO, 3.25% (MBIA INS)/(Original Issue Yield: 3.00%), 12/1/2004	500,880

500,000		Ferndale, MI, UT GO (Series IV), 5.25% (FGIC INS)/(Original Issue Yield: 5.50%), 4/1/2016	503,830

315,000		Ferris State University of Michigan, MI, Refunding Revenue Bonds, 4.85% (FGIC INS)/(Original Issue Yield: 4.92%), 10/1/2015	307,175

250,000		Forest Hills, MI, Public Schools, UT GO, 5.00% (Original Issue Yield: 4.60%), 5/1/2013	255,757

500,000		Fowlerville, MI, Community Schools, UT GO, 5.35% (MBIA INS)/(Q-SBLF LOC)/(Original Issue Yield: 5.55%), 5/1/2010	534,280

345,000		Garden City, MI, LT GO, 4.70% (MBIA INS)/(Original Issue Yield: 4.76%), 11/1/2014	341,271

235,000		Genesee County, MI, Building Authority, LT GO, 5.10% (AMBAC INS)/(Original Issue Yield: 5.20%), 5/1/2014	237,409

500,000		Gibraltar, MI, School District, UT GO, 5.00% (MBIA INS)/(Original Issue Yield: 5.10%), 5/1/2008	520,800

545,000		Grand Rapids, MI, Downtown Development Authority, Tax Increment Revenue Bonds, 6.60% (MBIA INS)/(Original Issue Yield: 6.70%), 6/1/2008	594,895

490,000		Greenville, MI, Public Schools, UT GO, 4.90% (FSA INS)/(Q-SBLF LOC)/(Original Issue Yield: 5.00%), 5/1/2013	490,412

500,000		Grosse Ile Township, MI, School District, UT GO, 5.60% (FGIC INS)/(Q-SBLF LOC)/(Original Issue Yield: 5.515%), 5/1/2010	540,235

655,000		Holland, MI, Water Supply System (Series A), Refunding Revenue Bonds, 5.25% (Original Issue Yield: 5.30%), 7/1/2012	666,489

450,000		Kelloggsville, MI, Public School District, UT GO, 5.00% (FGIC INS)/(Original Issue Yield: 5.05%), 5/1/2013	455,247

510,000		Kent County, MI, Building Authority, LT GO, 4.80% (Original Issue Yield: 4.88%), 6/1/2016	496,398

500,000		Lake Shore, MI, Public Schools, UT GO, 5.40% (FSA INS)/(Q-SBLF LOC)/(Original Issue Yield: 5.45%), 5/1/2012	517,090

500,000		Lakeview, MI, Public School District, UT GO, 5.00% (Q-SBLF LOC)/(Original Issue Yield: 4.93%), 5/1/2015	501,560

350,000		Lansing, MI, Board of Water & Light (Series A), Refunding Revenue Bonds, 5.00% (Original Issue Yield: 5.00%), 7/1/2015	350,042

350,000		Lenawee County, MI, Building Authority, LT GO, 6.00% (AMBAC INS)/(Original Issue Yield: 6.125%), 5/1/2009	361,039

110,000		Mancelona, MI, Public Schools, UT GO, 5.20%, (Q-SBLF LOC)/(Original Issue Yield: 5.45%), 5/1/2012	112,157

125,000		Mattawan, MI, Consolidated School District, UT GO, 4.85%, (Q-SBLF LOC)/(Original Issue Yield: 4.85%), 5/1/2005	130,647

500,000		Mattawan, MI, Consolidated School District, UT GO, 6.40% (Q-SBLF LOC)/(Original Issue Yield: 6.50%), 5/1/2009	516,415

250,000	(1)	Michigan Municipal Bond Authority (Series C), Refunding Revenue Capital Appreciation Bonds (FSA INS)/(Original Issue Yield: 7.30%), 6/15/2011	157,348

500,000		Michigan State Building Authority (Series I), Refunding Revenue Bonds, 5.125% (Original Issue Yield: 4.82%), 10/15/2015	503,965

420,000		Michigan State Building Authority (Series II), Refunding Revenue Bonds, 5.00% (Original Issue Yield: 5.20%), 10/15/2012	428,127

660,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 6.00% (Otsego Memorial Hospital, Gaylord)/(Bank One, Ohio LOC)/(Original Issue Yield: 6.05%), 1/1/2009	685,707

150,000		Muskegon, MI, LT GO, 4.00% (MBIA INS)/(Original Issue Yield: 3.79%), 6/1/2006	151,929

210,000		Oakland County, MI, LT GO, 4.00% (Original Issue Yield: 3.45%), 10/1/2005	214,532

500,000		Paw Paw, MI, Public School District, UT GO, 6.50% (FGIC INS)/ (Q-SBLF LOC)/(Original Issue Yield: 5.25%), 5/1/2009	565,480

100,000		Petoskey, MI, Public School District, UT GO, 5.35% (Q-SBLF LOC)/(Original Issue Yield: 5.40%), 5/1/2007	103,882

640,000		Saginaw Valley State University, MI, Refunding Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.10%), 7/1/2012	652,512

230,000		Saranac, MI, Community School District, UT GO, 5.70% (Q-SBLF LOC)/(Original Issue Yield: 5.80%), 5/1/2007	242,728

105,000		South Lake, MI, Schools, UT GO, 4.80% (Q-SBLF LOC)/(Original Issue Yield: 4.80%), 5/1/2005	109,580

500,000		St. Joseph Hospital, MI, Hospital Financing Authority, Refunding Revenue Bonds, 5.125% (Mercy Memorial Hospital)/(AMBAC INS)/(Original Issue Yield: 5.40%), 1/1/2009	513,135

Principal Amount or Shares			Value

120,000		Traverse City, MI, Area Public Schools (Series II), UT GO, 7.25% (FGIC INS)/(Original Issue Yield: 5.30%), 5/1/2007	137,327

400,000		Troy, MI, Downtown Development Authority (Series A), Tax Increment Revenue Bonds, 6.10% (Asset Guaranty INS)/(Original Issue Yield: 6.099%), 11/1/2010	446,820

275,000		Unionville-Sebewaing, MI, Area School District, UT GO, 5.00% (Q-SBLF LOC)/(Original Issue Yield: 3.40%), 5/1/2007	287,713

500,000		University of Michigan, Refunding Revenue Bonds, 5.80% (Original Issue Yield: 5.90%), 4/1/2010	525,230

100,000		University of Michigan, Refunding Revenue Bonds (Series A), 5.20% (Original Issue Yield: 5.199%), 11/15/2006	106,767

300,000		University of Michigan, Refunding Revenue Bonds (Series A1), 5.25% (Original Issue Yield: 5.08%), 12/1/2010	313,215

500,000		Van Buren County, MI, LT GO, 5.00% (AMBAC INS)/(Original Issue Yield: 5.05%), 5/1/2016	495,805

500,000		Wayne State University, MI, Refunding Revenue Bonds, 4.75% (FGIC INS)/(Original Issue Yield: 4.85%), 11/15/2008	510,810

500,000		West Ottawa, MI, Public School District, UT GO, 5.40% (FGIC INS)/(Q-SBLF LOC)/(Original Issue Yield: 5.45%), 5/1/2009	523,815

300,000		Whiteford, MI, School District, UT GO, 5.00% (Q-SBLF LOC)/(Original Issue Yield: 4.85%), 5/1/2015	300,714

475,000		Ypsilanti, MI, UT GO, 4.75% (FGIC INS)/(Original Issue Yield: 4.90%), 10/1/2015	460,831

Total Municipal Bonds (Cost $20,858,128)			21,188,930

Mutual Fund -- 0.0%

3,753		Federated Michigan Tax-Free Money Market Fund	3,753

Total Mutual Fund (Cost $3,753)			3,753

Total Investments (Cost $20,861,881)			$21,192,683

See Notes to Portfolios of Investments page 47.

Huntington Fixed Income Securities Fund

December 31, 2001

Principal Amount			Value
Corporate Bonds -- 58.8%

Aerospace & Defense -- 0.6%

$1,000,000		Goodrich (B.F.) Corp., 6.450%, 4/15/2008	$965,142

Auto/Truck Parts & Equipment -- 0.6%
1,000,000		Carlisle Cos., Inc., 7.250%, 1/15/2007	985,786

Banks -- 4.2%
2,000,000		FirstMerit Bank, 8.625%, 4/1/2010	2,196,970
1,000,000		First Tennessee Bank, 6.400%, 4/1/2008	1,001,189
1,000,000		KeyCorp, 6.750%, 3/15/2006	1,034,743
2,000,000		NationsBank Corp., 7.750%, 8/15/2015	2,182,486

			6,415,388

Building & Construction -- 1.1%
1,500,000		Hanson PLC, 7.875%, 9/27/2010	1,616,696

Business Services -- 0.7%
1,000,000		Reynolds & Reynolds, 7.000%, 12/15/2006	1,047,349

Computers & Peripherals -- 0.7%
1,000,000		Sun Microsystems, Inc., 7.650%, 8/15/2009	1,015,057

Diversified Financial Services -- 7.6%
2,000,000		American General Finance, 6.100%, 5/22/2006	2,044,610
1,000,000		Bear Stearns Co., Inc., 6.625%, 1/15/2004	1,050,132
1,000,000		Countrywide Funding Corp., 8.250%, 7/15/2002	1,028,331
1,000,000		Ford Motor Credit Co., 7.750%, 3/15/2005	1,042,370
3,000,000		Lehman Brothers Holdings, 7.750%, 1/15/2005	3,216,942
1,000,000		MBNA America Bank N.A., 6.500%, 6/20/2006	981,295
1,000,000		MBNA Corp., 6.875%, 6/1/2005	1,027,397
1,000,000		McDonnell Douglas Finance, 7.020%, 10/1/2003	1,051,388

			11,442,465

Diversified Manufacturing -- 3.0%
1,000,000		Norsk Hydro AS, 6.700%, 1/15/2018	969,278
2,000,000		Tyco International Group SA, 4.950%, 8/1/2003	2,025,232
1,500,000		V.F. Corp., 7.600%, 4/1/2004	1,505,259

			4,499,769

Diversified Telecommunications -- 5.3%
1,000,000	(2)	Alltel Ohio LP, 8.000%, 8/15/2010	1,043,000
1,000,000		Ameritech Capital Funding, 6.550%, 1/15/2028	987,379
2,000,000		Qwest Capital Funding, 7.250%, 2/15/2011	1,948,944
900,000		GTE Corp., 9.100%, 6/1/2003	971,673
3,000,000		WorldCom, Inc., 6.500%, 5/15/2004	3,082,482

			8,033,478

Electrical Services -- 6.4%
1,000,000		Atlantic City Electric, 6.750%, 5/12/2008	1,031,681
1,000,000		CLECO Corp., 6.520%, 5/15/2009	973,245
1,000,000		Cincinnati Gas and Electric Co., 6.400%, 4/1/2008	991,944
1,000,000		Hydro Quebec, 9.750%, 1/15/2018	1,068,231
1,300,000		Jersey Central Power & Light, 7.125%, 10/1/2004	1,326,540
1,000,000		Minnesota Power & Light, 7.750%, 6/1/2007	1,022,998
2,000,000		PSE&G Power LLC, 8.625%, 4/15/2031	2,220,954
1,000,000		Public Service Electric & Gas, 6.250%, 1/1/2007	997,658

			9,633,251

Electronic Components -- 1.3%
1,000,000		Motorola, Inc., 7.500%, 5/15/2025	893,026
1,000,000		Philips Electronics NV, 8.375%, 9/15/2006	1,077,714

			1,970,740

Electronic Equipment & Instruments -- 3.1%
1,000,000		EG & G, Inc., 6.800%, 10/15/2005	1,035,762
1,000,000		Johnson Controls, Inc., 6.300%, 2/1/2008	1,009,509
1,000,000		Parker-Hannifin Corp., 5.650%, 9/15/2003	1,028,202
1,000,000		Thermo Electron Corp., 7.625%, 10/30/2008	1,051,325
500,000		Watts Industries, 8.375%, 12/1/2003	541,774

			4,666,572

Food, Beverage & Tobacco -- 0.9%
750,000		Grand Metro, 7.125%, 9/15/2004	806,155
500,000		Philip Morris, 7.625%, 5/15/2002	508,517

			1,314,672

Hotels, Restaurants & Leisure -- 2.3%
1,000,000		Carnival Corp., 6.150%, 10/1/2003	995,924
2,500,000		Darden Restaurants, Inc., 7.450%, 4/1/2011	2,492,987

			3,488,911

Household Durables -- 0.7%
1,000,000		Black & Decker, 7.500%, 4/1/2003	1,045,592

Insurance -- 2.1%
1,000,000	(2)	Anthem Insurance, 9.125%, 4/1/2010	1,074,617
1,000,000		Everest Reinsurance Holdings Co., 8.750%, 3/15/2010	1,097,317
1,000,000		Lincoln National Corp., 7.250%, 5/15/2005	1,058,797

			3,230,731

Metals & Mining -- 0.7%
1,000,000		Barrick Gold Finance, Inc., 7.500%, 5/1/2007	1,056,398

Multimedia -- 1.4%
1,000,000		AOL Time Warner, Inc., 7.625%, 4/15/2031	1,057,772
1,000,000		E.W. Scripps Co., 6.625%, 10/15/2007	1,024,893

			2,082,665

Paper & Forest Products -- 1.0%
1,200,000		Georgia-Pacific, 9.950%, 6/15/2002	1,230,028
250,000		Weyerhaeuser Co., 9.050%, 2/1/2003	263,721

			1,493,749

Petroleum & Fuel Products -- 1.7%
2,500,000		Enterprise Products, 7.500%, 2/1/2011	2,530,440

Pharmaceuticals -- 1.4%
1,500,000		American Home Products, 6.500%, 10/15/2002	1,541,832
615,000		Aventis, 7.750%, 1/15/2002	615,932

			2,157,764

Printing & Publishing -- 0.9%
1,200,000		Knight-Ridder, Inc., 9.875%, 4/15/2009	1,434,284

Railroads -- 1.5%
1,000,000		Atchison Topeka & Santa Fe Railroad, 6.550%, 7/1/2006	1,022,912
1,000,000		Canadian National Railway, 7.00%, 3/15/2004	1,056,916
250,000		Union Pacific Corp., 9.625%, 12/15/2002	264,663

			2,344,491

Real Estate Investment Trust -- 5.2%
1,045,000		Avalon Properties, 6.875%, 12/15/2007	1,068,872
1,500,000		Avalonbay Communities, 6.800%, 7/15/2006	1,548,459
2,000,000		Camden Property Trust, 7.172%, 6/21/2004	2,080,696
1,500,000		Duke Realty LP, 7.300%, 6/30/2003	1,570,692
500,000		Kimco Realty Corp., 6.500%, 10/1/2003	520,242
1,000,000		Weingarten Realty Investment, 7.350%, 7/20/2009	1,018,337

			7,807,298

Retail -- 2.4%
1,000,000		Limited, Inc., 7.800%, 5/15/2002	1,016,736
2,500,000		Tandy Corp., 6.950%, 9/1/2007	2,586,335

			3,603,071

Specialty Construction -- 2.0%
2,000,000		Kinder Morgan Energy Partners, 7.400%, 3/15/2031	2,006,692
1,000,000		K. N. Energy, Inc., 6.800%, 3/1/2008	1,020,709

			3,027,401

Total Corporate Bonds (Cost $87,427,448)			88,909,160

Government Agencies -- 13.8%

Federal Home Loan Mortgage Corp. -- 2.9%
4,000,000		7.000%, 7/15/2005	4,346,816

Federal National Mortgage Association --10.9%
5,000,000		3.530%, 11/19/2004	4,961,520
2,500,000		5.3750%, 11/15/2011	2,424,040
4,000,000		6.210%, 8/6/2038	3,959,120
3,000,000		6.6250%, 11/15/2030	3,138,597
2,000,000		7.125%, 9/19/2005	2,070,156

			16,553,433

Total Government Agencies (Cost $20,677,414)			20,900,249

Federal National Mortgage Association -- 3.3%

4,934,036		Pool # 599630, 6.500%, 8/1/2016 (Cost $5,018,646)	5,033,642

Government National Mortgage Association -- 3.8%

2,682,286		Pool # 3009, 6.500%, 12/20/2030	2,683,822
946,339		Pool # 345128, 6.500%, 1/15/2024	957,501
465,225		Pool # 352982, 7.500%, 5/15/2024	486,072
1,082,311		Pool # 372962, 7.000%, 3/15/2024	1,114,969
227,819		Pool # 373015, 8.000%, 6/15/2024	241,717
241,607		Pool # 391615, 8.500%, 9/15/2024	259,949

Total Government National Mortgage Association (Cost $5,611,312)			5,744,030

U.S. Treasury -- 17.6%

U.S. Treasury Bonds -- 9.7%
2,500,000		6.125%, 8/15/2029	2,653,320
6,250,000		6.750%, 8/15/2026	7,056,150
2,000,000		6.875%, 8/15/2025	2,281,876
1,000,000		8.125%, 8/15/2019	1,262,578
1,000,000		8.750%, 8/15/2020	1,341,953

			14,595,877

U.S. Treasury Note -- 7.9%
11,500,000		5.500%, 5/31/2003	11,984,254

Total U.S. Treasury (Cost $26,177,223)			26,580,131

Shares			Value
Cash Equivalent -- 1.2%

1,776,937		Huntington Money Market Fund, Class C	1,776,937

Total Cash Equivalent (Cost $1,776,937)			1,776,937

Total Investments (Cost $146,688,980)(1)			$148,944,149

See Notes to Portfolios of Investments page 47.

Huntington Intermediate Government Income Fund

December 31, 2001

Principal Amount		Value
Government Mortgage Backed Agencies -- 32.0%

Federal Home Loan Mortgage Corp. -- REMIC -- 11.3%
$2,000,000	Series 1685, Class G, 6.000%, 9/15/2023	$2,062,920
2,000,000	Series 2301, Class PE, 7.000%, 10/15/2026	2,091,700
4,000,000	Series 2377, Class EC, 5.500%, 8/15/2026	3,928,840

		8,083,460

Federal National Mortgage Association -- REMIC -- 13.1%
1,164,277	Series 1992-210, Class H, 6.500%, 3/25/2019	1,178,493
2,000,000	Series 1994-51, Class PH, 6.500%, 1/25/2023	2,094,966
2,000,000	Series 1994-56, Class H, 6.000%, 7/25/2022	2,049,580
2,000,000	Series 2001-12, Class CB, 6.625%, 11/25/2024	2,017,198
2,000,000	Series 2001-31, Class PD, 6.500%, 8/25/2025	2,030,260

		9,370,497

Government National Mortgage Association -- 7.6%
1,729,969	Pool # 2589, 6.000%, 5/20/2028	1,691,748
2,996,810	Pool # 2699, 6.000%, 1/20/2029	2,929,424
745,542	Pool # 505082, 7.500%, 7/15/2029	773,253

		5,394,425

Total Government Mortgage Backed Agencies (Cost $22,648,690)		22,848,382

U.S. Government Agencies -- 44.6%

Federal Farm Credit Bank -- 1.4%
1,000,000	5.75%, 1/18/2011	1,000,468

Federal Home Loan Bank -- 13.3%
1,000,000	3.600%, 11/19/2004	991,218
2,000,000	5.985%, 4/9/2009	2,062,034
1,000,000	6.480%, 1/8/2002	1,000,721
2,000,000	6.625%, 11/15/2010	2,127,662
3,000,000	7.605%, 2/25/2015	3,327,780

		9,509,415

Principal Amount or Shares		Value
Federal Home Loan Mortgage Corp. -- 14.4%
2,000,000	5.625%, 3/15/2011	1,982,290
2,000,000	6.000%, 2/21/2006	2,073,502
2,000,000	6.000%, 6/15/2011	2,036,984
3,000,000	6.540%, 11/6/2007	3,104,184
1,000,000	7.000%, 2/15/2003	1,050,593

		10,247,553

Federal National Mortgage Association -- 15.5%
1,000,000	3.770%, 10/29/2004	999,821
3,000,000	6.000%, 2/23/2009	3,058,752
2,250,000	6.250%, 7/19/2011	2,308,579
3,000,000	6.375%, 6/15/2009	3,162,852
1,500,000	6.900%, 8/21/2007	1,545,951

		11,075,955

Total U.S. Government Agencies (Cost $31,064,095)		31,833,391

U.S. Treasury Notes -- 19.3%

2,800,000	4.625%, 5/15/2006	2,839,046
2,000,000	6.125%, 8/15/2007	2,151,876
1,000,000	6.500%, 10/15/2006	1,089,102
2,000,000	6.875%, 5/15/2006	2,204,062
2,000,000	7.000%, 7/15/2006	2,215,938
2,000,000	7.250%, 5/15/2004	2,174,062
1,000,000	7.875%, 11/15/2004	1,111,914

Total U.S. Treasury Notes (Cost $13,064,609)		13,786,000

Cash Equivalent -- 3.1%

2,195,237	Huntington Money Market Fund, Class C	2,195,237

Total Cash Equivalent (Cost $2,195,237)		2,195,237

Total Investments (Cost $68,972,632)		$70,663,010

See Notes to Portfolios of Investments page 47.

Huntington Short/Intermediate Fixed Income Securities Fund

December 31, 2001

Principal Amount			Value
Corporate Bonds -- 73.9%

Banks -- 7.5%

$3,000,000		Amsouth Bancorp, Sub. Note, 7.750%, 5/15/2004	$3,225,720
1,000,000		Bank One NA, Sub. Note, 7.375%, 12/1/2002	1,041,428
1,000,000		FleetBoston Financial Group, Sub. Note, 8.125%, 7/1/2004	1,088,333
2,000,000		Home Savings of America, Sub. Note, 6.500%, 8/15/2004	2,086,390
1,000,000		U.S. Bank NA Minnesota, Sub. Note, 7.550%, 6/15/2004	1,077,309

			8,519,180

Chemicals -- 0.9%
1,000,000	(2)	Akzo Nobel, Bond, 6.000%, 11/15/2003	1,036,223

Communication Equipment -- 2.7%
3,000,000		Cox Radio, Inc., Company Guarantee, 6.250%, 5/15/2003	3,074,871

Computers -- 1.8%
1,000,000		Compaq Computer, Note, 7.450%, 8/1/2002	1,016,582
1,000,000		Sun Microsystems, Inc., Sr. Note, 7.350%, 8/15/2004	1,047,125

			2,063,707

Diversified Operations -- 3.7%
1,000,000		CIT Group, Inc., Note, 5.625%, 5/17/2004	1,030,322
1,000,000		Cooper Industries, Inc., (Series 3), MTN, 5.780%, 1/16/2003	1,024,334
1,000,000		NiSource Capital Markets, MTN, 7.390%, 4/1/2004	1,049,683
1,000,000		Tyco International Group SA, Company Guarantee, 5.875%, 11/1/2004	1,022,931

			4,127,270

Electrical Services -- 4.5%
2,000,000		Alabama Power Co., (Series H), Sr. Note, 5.490%, 11/1/2005	2,003,480
1,000,000		Atlantic City Electric, (Series D), MTN, 6.000%, 1/15/2003	1,026,066
1,000,000		Indiana Michigan Power, (Series A), Sr. Note, 6.875%, 7/1/2004	1,046,620
1,000,000		Ohio Power Co., (Series B), Sr. Note, 6.750%, 7/1/2004	1,038,475

			5,114,641

Financial Services -- 20.1%
2,000,000		Block Financial, Company Guarantee, 6.750%, 11/1/2004	2,097,290
1,000,000	(2)	Bombardier Capital, Inc., Note, 7.500%, 8/15/2004	1,054,720
2,000,000		Capital One Bank, Sr. Note, 6.875%, 2/1/2006	1,951,272
1,000,000		Caterpillar Financial Services Corp., Note, 6.875%, 8/1/2004	1,057,169
1,000,000		Duke Capital Corp., Sr. Note, 7.250%, 10/1/2004	1,067,172
2,000,000		Duke Capital Corp., (Series A), Sr. Note, 6.250%, 7/15/2005	2,075,078
2,000,000		Dun & Bradstreet Corp., Sr. Note, 6.625%, 3/15/2006	2,037,538
1,000,000		Ford Motor Credit Co., Note, 7.500%, 6/15/2004	1,055,547
2,000,000	(2)	Fortune Brands, Inc., Sr. Note, 7.125%, 11/1/2004	2,135,714
3,000,000		General Motors Acceptance Corp., Note, 6.750%, 1/15/2006	3,049,398
1,000,000	(2)	McKesson Finance Co. of Canada, Company Guarantee, 6.550%, 11/1/2002	1,015,721
1,000,000		Paine Webber Group, Inc., Company Guarantee, 6.375%, 5/15/2004	1,058,736
1,000,000		Schwab (Charles) Corp., (Series A), MTN, 6.040%, 4/29/2004	1,035,521
1,000,000	(2)	Scotland International BV, Company Guarantee, 8.800%, 1/27/2004	1,086,784
1,000,000		Transamerica Financial Corp., (Series F), MTN, 6.370%, 5/14/2004	1,037,764

			22,815,424

Food & Kindred Products -- 0.9%
1,000,000		Tyson Foods, Inc., Note, 6.000%, 1/15/2003	1,015,700

Gas & Natural Gas -- 1.9%
1,000,000		Metropolitan Edison Co., MTN, (MBIA INS), 7.220%, 1/30/2003	1,037,779
1,000,000		National Fuel Gas Co., MTN, 6.820%, 8/1/2004	1,052,228

			2,090,007

Hotels & Lodging -- 0.9%
1,000,000		Marriott International, (Series A), Note, 6.625%, 11/15/2003	1,039,005

Household Furniture & Fixtures -- 0.9%
1,000,000	(2)	Leggett and Platt, Inc., Note, 6.070%, 3/19/2003	1,035,217

Insurance -- 2.8%
1,000,000		Harleysville Group, Inc., Note, 6.750%, 11/15/2003	1,048,334
1,000,000		Hartford Life, Inc., Note, 6.900%, 6/15/2004	1,059,396
1,000,000	(2)	Metropolitan Life Insurance Co., Note, 6.300%, 11/1/2003	1,040,829

			3,148,559

Machinery -- 1.8%
1,000,000		Ingersoll Rand Co., Note, 6.875%, 2/1/2003	1,041,423
1,000,000		Stanley Works, Note, 5.750%, 3/1/2004	1,031,048

			2,072,471

Marine Transportation -- 0.9%
1,000,000		Carnival Corp., Note, 7.700%, 7/15/2004	1,017,611

Metals & Mining -- 0.9%
1,000,000		Teck Cominco Ltd., Deb., 8.700%, 5/1/2002	1,020,188

Miscellaneous Business Services -- 4.6%
1,000,000		Computer Sciences Corp., Note, 6.750%, 6/15/2006	1,041,600
1,000,000		First Data Corp., Note, 6.625%, 4/1/2003	1,044,753
2,000,000		Hewlett-Packard Co., Note, 7.150%, 6/15/2005	2,107,048
1,000,000		Oracle Corp., Sr. Note, 6.720%, 2/15/2004	1,055,509

			5,248,910

Office Equipment -- 1.7%
2,000,000	(2)	Steelcase, Inc., Note, 6.375%, 11/15/2006	1,973,616

Paper & Paper Products -- 0.9%
1,000,000		Fort James Corp., Sr. Note, 6.625%, 9/15/2004	1,006,378

Petroleum & Fuel Products -- 0.9%
1,000,000		Anadarko Petroleum Corp., Note, 6.750%, 3/15/2003	1,043,145

Printing & Publishing -- 0.9%
1,000,000		Reed Elsevier Capital, Inc., MTN, 7.000%, 5/15/2005	1,055,738

Principal Amount or Shares			Value
Real Estate -- 3.7%
$2,000,000		AMB Property LP, MTN, 7.200%, 12/15/2005	$2,082,174
2,075,000		EOP Operating LP, Note, 6.500%, 1/15/2004	2,149,098

			4,231,272

Real Estate Investment Trust -- 3.7%
2,000,000		Duke Realty Corp., MTN, 7.140%, 11/5/2004	2,112,022
1,000,000		Homeside Lending, Inc., MTN, 6.200%, 5/15/2003	1,025,035
1,000,000		Simon Property Group, Inc., Note, 6.750%, 2/9/2004	1,037,510

			4,174,567

Retail -- 0.7%
750,000		Safeway, Inc., MTN, 8.570%, 4/1/2003	794,176

Specialty Construction -- 1.8%
2,000,000		Masco Corp., Note, 6.750%, 3/15/2006	2,058,050

Telephone & Telecommunications -- 1.8%
2,000,000	(2)	WorldCom, Inc., Note, 7.375%, 1/15/2006	2,073,006

Wholesale -- 1.0%
1,000,000		Cardinal Health, Inc., Sr. Note, 6.500%, 2/15/2004	1,053,858

Total Corporate Bonds (Cost $81,419,421)			83,902,790

U.S. Government Agencies -- 20.6%

5,000,000		FFCB, 4.920%, 12/19/2005	5,033,795
3,000,000		FFCB, 5.340%, 12/20/2006	3,038,712
7,500,000		FHLB, 6.8750%, 8/15/2005	8,116,170
5,000,000		FNMA 6.000%, 12/15/2005	5,259,155
2,000,000		FNMA, 4.250%, 10/17/2005	1,981,948

Total U.S. Government Agencies (Cost $22,561,949)			23,429,780

Cash Equivalent -- 4.0%

4,511,669		Huntington Money Market Fund, Class C	4,511,669

Total Cash Equivalent (Cost $4,511,669)			4,511,669

Total Investments (Cost $108,493,039)			$111,844,239

See Notes to Portfolios of Investments page 47.

Notes to Portfolios of Investments

(1)	Non-income producing security.
(2)	Section 4(2) Commercial Paper/Rule 144A Security—Security is subject to contractual or legal restriction on its resale, deemed liquid pursuant to guidelines established by the Board of Trustees
(3)	Discount Security. Disclose rate is the effective rate of the security at the time of purchase.
(4)	The repurchase agreements are fully collateralized, including accrued interest, by U.S. Government and/or agency obligations (6.50% to 8.875% with maturities from 8/15/ 07 to 2/15/23) based on market prices at the date of the portfolio.

The following abbreviations are used in the Portfolio of Investment/Schedule of Investments

ADR — American Depositary Receipt	LIQ — Liquidity Agreement
AMBAC — American Municipal Bond Assurance Corporation	LOC — Letter of Credit
BANs — Bond Anticipation Notes	MBIA — Municipal Bond Insurance Association
COL — Collateralized	MTN — Medium Term Note
EDA — Economic Development Authority	PCR — Pollution Control Revenue
FFCB — Federal Farm Credit Bank	Q-SBLF — Qualified State Bond Loan Fund
FGIC — Financial Guaranty Insurance Corporation	REMIC — Real Estate Mortgage Investment Conduit
FHLB — Federal Home Loan Bank	SPDR — Standard & Poor’s Depositary Receipt
FNMA — Federal National Mortgage Association	TRANs — Tax and Revenue Anticipation Notes
FSA — Financial Security Assurance	TECP — Tax Exempt Commercial Paper
GO — General Obligation	UT — Unlimited Tax
HEFA — Health Facilities Authority	VRDNs — Variable Rate Demand Notes-rates disclosed in effect at December 31, 2001. Maturity date represents final maturity, not next reset date.
HFA — Housing Finance Authority
IDA — Industrial Development Authority
INS — Insured

The categories of investments are shown as a percentage of net assets.

The following is a summary of investment information as of December 31, 2001.

Huntington Funds	Cost of Investments for Federal Tax Purposes	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Net Assets
Money Market Fund*	$1,170,334,532	$—	$—	$—	$1,168,306,198
Ohio Municipal Money Market Fund*	241,362,293	—	—	—	242,447,658
Florida Tax-Free Money Fund*	47,065,239	—	—	—	47,243,531
U.S. Treasury Money Market Fund*	498,879,571	—	—	—	498,553,542
Growth Fund	125,651,344	130,228,585	138,460,777	8,232,192	255,782,651
Income Equity Fund	138,046,500	75,108,321	77,471,711	2,363,390	213,831,408
Rotating Index Fund	5,766,206	(515,362)	—	515,362	5,259,794
Dividend Capture Fund	20,659,810	126,498	470,795	344,297	20,133,508
International Equity Fund	25,307,382	(1,131,616)	1,028,396	2,160,012	24,209,467
Mid Corp America Fund	52,533,586	1,542,377	3,944,778	2,402,401	54,380,359
New Economy Fund	10,545,809	478,506	949,002	470,496	11,032,393
Mortgage Securities Fund	35,607,878	978,491	1,114,227	135,736	36,764,155
Ohio Tax-Free Fund	43,007,686	1,172,329	1,363,296	190,967	44,198,491
Michigan Tax-Free Fund	20,861,881	330,802	437,023	106,221	21,396,664
Fixed Income Securities Fund	146,755,086	2,189,603	3,112,046	922,983	151,264,982
Intermediate Government Income Fund	68,972,632	1,690,378	1,921,232	230,854	71,405,864
Short/Intermediate Fixed Income Securities Fund	108,493,039	3,351,200	3,463,545	112,345	113,551,770

* At amortized cost

(See notes which are an integral part of the Financial Statements)

Statements of Assets and Liabilities

Year Ended December 31, 2001

	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington Florida Tax-Free Money Fund
Assets:
Investments in securities, at value	$1,131,375,232	$241,362,293	$47,065,239
Investments in repurchase agreements	38,959,300	--	--
Cash	208,289	45,876	10,808
Cash denominated in foreign currencies (cost $426)	--	--	--
Income receivable	1,748	1,449,307	278,978
Receivable for investments sold	--	--	--
Receivable for shares sold	133,892	--	--
Options purchased, at value (cost $2,769)	--	--	--

Total assets	1,170,678,461	242,857,476	47,355,025

Liabilities:
Income distribution payable	966,871	130,472	33,658
Payable for investments purchased	--	--	--
Payable for shares redeemed	251,072	--	--
Options written, at value (premium received $32,001)	--	--	--
Accrued expenses	1,154,320	279,346	77,836

Total liabilities	2,372,263	409,818	111,494

Net Assets	$1,168,306,198	$242,447,658	$47,243,531

Net Assets Consist of:
Paid in capital	$1,168,306,198	$242,474,030	$47,244,159
Net unrealized appreciation (depreciation) of investments, options and translation of assets and liabilities in foreign currency	--	--	--
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	--	(18,552)	(628)
Accumulated undistributed (distributions in excess of) net investment income	--	(7,820)	--

Total Net Assets	$1,168,306,198	$242,447,658	$47,243,531

Trust Shares	$717,115,120	$81,744,868	$26,050,242

Investment A Shares	$430,582,018	$160,702,790	$21,193,289

Investment B Shares	$17,659	--	--

Investment C Shares	$20,591,401	--	--

Shares Outstanding:
Trust Shares	717,328,654	81,752,102	26,050,242

Investment A Shares	430,367,441	160,714,361	21,193,289

Investment B Shares	17,693	--	--

Investment C Shares	20,592,724	--	--

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share
Trust Shares	$1.00	$1.00	$1.00

Investment A Shares	$1.00	$1.00	$1.00

Investment B Shares	$1.00	--	--

Investment C Shares	$1.00	--	--

Offering Price Per Share*
Trust Shares	$1.00	$1.00	$1.00

Investment A Shares	$1.00	$1.00	$1.00

Investment B Shares	$1.00	--	--

Investment C Shares	$1.00	--	--

Redemption Proceeds Per Share
Trust Shares	$1.00	$1.00	$1.00

Investment A Shares	$1.00	$1.00	$1.00

Investment B Shares	$1.00	--	--

Investment C Shares	$1.00	--	--

Investments, at identified cost	$1,170,334,532	$241,362,293	$47,065,239

Huntington U.S. Treasury Money Market Fund	Huntington Growth Fund		Huntington Income Equity Fund		Huntington Rotating Index Fund		Huntington Dividend Capture Fund		Huntington International Equity Fund

$234,483,071	$255,879,929		$213,154,821		$5,250,844		$20,786,308		$22,821,766
264,396,500	--		--		--		--		1,354,000
98,100	178,414		154,914		3,111		--		978
--	--		--		--		--		429
709,364	186,613		873,596		16,913		108,330		31,413
--	--		--		--		499,700		61,195
--	71,811		28,476		3,383		19,500		5,031
--	--		--		--		275		--

499,687,035	256,316,767		214,211,807		5,274,251		21,414,113		24,274,812

613,631	--		--		--		--		--
--	--		--		--		1,141,171		--
2,837	83,634		7,445		--		82		17,415
--	--		--		--		88,475		--
517,025	450,482		372,954		14,457		50,877		47,930

1,133,493	534,116		380,399		14,457		1,280,605		65,345

$498,553,542	$255,782,651		$213,831,408		$5,259,794		$20,133,508		$24,209,467

$498,539,913	$126,373,495		$137,808,475		$5,775,156		$20,038,962		$29,063,674
--	130,515,271		75,700,205		(515,362)		87,725		(696,680)
--	(1,106,115)		271,288		--		(20,195)		(4,157,527)
13,629	--		51,440		--		27,016		--

$498,553,542	$255,782,651		$213,831,408		$5,259,794		$20,133,508		$24,209,467

$460,992,631	$242,248,763		$210,869,683		$4,962,023		$17,089,065		$24,098,814

$37,560,911	$11,899,497		$2,052,862		$297,771		$1,124,664		$33,868

--	$1,634,391		$908,863		--		$1,919,779		$76,785

--	--		--		--		--		--

460,992,631	5,752,928		6,142,877		552,246		1,690,227		3,136,099

37,560,911	284,179		59,777		33,199		111,268		4,420

--	39,437		26,505		--		190,061		10,047

--	--		--		--		--		--

$1.00	$42.11		$34.33		$8.99		$10.11		$7.68

$1.00	$41.87		$34.34		$8.97		$10.11		$7.66

--	$41.44		$34.29		--		$10.10		$7.64

--	--		--		--		--		--

$1.00	$42.11		$34.33		$8.99		$10.11		$7.68

$1.00	$44.42	(1)	$36.44	(1)	$9.11	(2)	$10.73	(1)	$8.13	(1)

--	$41.44		$34.29		--		$10.10		$7.64

--	--		--		--		--		--

$1.00	$42.11		$34.33		$8.99		$10.11		$7.68

$1.00	$41.87		$34.34		$8.97		$10.11		$7.66

--	$39.37	(3)	$32.58	(3)	--		$9.60	(3)	$7.26	(3)

--	--		--		--		--		--

$498,879,571	$125,364,658		$137,454,616		$5,766,206		$20,639,615		$24,872,037

* See "Purchasing Shares" in the Prospectus

(1) Computation of offering price per share 100/94.25 of net asset value.

(2) Computation of offering price per share 100/98.50 of net asset value.

(3) Computation of redemption proceeds price per share 95.00/100 of net asset value.

(See notes which are an integral part of the Financial Statements)

Statements of Assets and Liabilities

Year Ended December 31, 2001

	Huntington Mid Corp America Fund		Huntington New Economy Fund
Assets:
Investments in securities, at value	$54,075,963		$11,024,315
Cash	39,001		7,493
Income receivable	40,553		11,475
Receivable for investments sold	--		--
Receivable for shares sold	332,791		12,348

Total assets	54,488,308		11,055,631

Liabilities:
Payable for shares redeemed	79		--
Payable to bank	--		--
Accrued expenses	107,870		23,238

Total liabilities	107,949		23,238

Net Assets	$54,380,359		$11,032,393

Net Assets Consist of:
Paid in capital	$52,837,167		$10,987,481
Net unrealized appreciation of investments	1,542,377		478,506
Accumulated net realized gain (loss) on investments	815		(433,594)
Accumulated undistributed (distributions in excess of) net investment income	--		--

Total Net Assets	$54,380,359		$11,032,393

Trust Shares	$53,000,663		$10,443,819

Investment A Shares	$282,970		$128,409

Investment B Shares	$1,096,726		$460,165

Shares Outstanding:
Trust Shares	5,097,581		1,032,591

Investment A Shares	27,294		12,707

Investment B Shares	106,102		45,774

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share
Trust Shares	$10.40		$10.11

Investment A Shares	$10.37		$10.11

Investment B Shares	$10.34		$10.05

Offering Price Per Share*
Trust Shares	$10.40		$10.11

Investment A Shares	$11.00	(1)	$10.73	(1)

Investment B Shares	$10.34		$10.05

Redemption Proceeds Per Share*
Trust Shares	$10.40		$10.11

Investment A Shares	$10.37		$10.11

Investment B Shares	$9.82	(3)	$9.55	(3)

Investments, at identified cost	$52,533,586		$10,545,809

Huntington Mortgage Securities Fund		Huntington Ohio Tax-Free Fund		Huntington Michigan Tax-Free Fund		Huntington Fixed Income Securities Fund		Huntington Intermediate Government Income Fund		Huntington Short/Intermediate Fixed Income Securities Fund

$36,586,369		$44,180,015		$21,192,683		$148,944,149		$70,663,010		$111,844,239
23,017		--		13,985		99,026		48,542		72,258
223,458		356,516		236,818		2,519,105		811,602		1,715,310
1,803		--		--		--		353		--
10		--		7,621		56,942		155,622		150,482

36,834,657		44,536,531		21,451,107		151,619,222		71,679,129		113,782,289

1,320		50,761		1,000		81,253		131,351		54,166
--		198,709		--		--		--		--
69,182		88,120		53,443		272,987		141,914		176,353

70,502		337,590		54,443		354,240		273,265		230,519

$36,764,155		$44,198,941		$21,396,664		$151,264,982		$71,405,864		$113,551,770

$59,333,308		$43,026,612		$21,053,358		$150,053,596		$70,222,101		$113,416,260
978,491		1,172,329		330,802		2,255,169		1,690,378		3,351,200
(23,582,907)		--		1,554		(1,127,788)		(547,490)		(3,263,771)
35,263		--		10,950		84,005		40,875		48,081

$36,764,155		$44,198,941		$21,396,664		$151,264,982		$71,405,864		$113,551,770

$35,937,745		$42,275,894		$16,374,131		$149,587,729		$69,699,692		$113,551,770

$826,410		$1,923,047		$5,022,533		$1,205,135		$1,706,172		--

--		--		--		$472,118		--		--

4,319,024		2,018,193		1,565,455		7,203,367		6,680,304		5,743,272

98,966		91,854		480,209		58,037		163,556		--

--		--		--		22,748		--		--

$8.32		$20.95		$10.46		$20.77		$10.43		$19.77

$8.35		$20.94		$10.46		$20.77		$10.43		--

--		--		--		$20.75		--		--

$8.32		$20.95		$10.46		$20.77		$10.43		$19.77

$8.77	(2)	$21.98	(2)	$10.98	(2)	$21.81	(2)	$10.95	(2)	--

--		--		--		$20.75		--		--

$8.32		$20.95		$10.46		$20.77		$10.43		$19.77

$8.35		$20.94		$10.46		$20.77		$10.43		--

--		--		--		$19.71	(3)	--		--

$35,607,878		$43,007,686		$20,861,881		$146,688,980		$68,972,632		$108,493,039

* See "Purchasing Shares" in the Prospectus

(1) Computation of offering price per share 100/94.25 of net asset value.

(2) Computation of offering price per share 100/95.25 of net asset value.

(3) Computation of redemption proceeds price per share 95.00/100 of net asset value.

(See notes which are an integral part of the Financial Statements)

Statements of Operations

Year Ended December 31, 2001

	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington Florida Tax-Free Money Fund
Investment Income:
Dividends	$--	$--	$--
Interest	42,637,314	6,495,421	2,030,591

Total investment income	42,637,314	6,495,421	2,030,591

Expenses:
Investment adviser fee	2,825,526	660,554	203,148
Administrative personnel and services fee	1,448,503	307,240	94,584
Custodian fees	266,260	56,492	18,824
Transfer and dividend disbursing agent fees and expenses	256,272	50,191	40,298
Directors' fees	27,791	5,497	2,148
Auditing fees	7,057	38,495	11,864
Legal fees	207,617	5,502	3,637
Portfolio accounting fees	57,100	12,108	3,475
Distribution services fee--Investment A Shares	1,044,890	359,105	81,670
Distribution services fee--Investment B Shares	113	--	--
Shareholder services fee--Trust Shares	1,540,492	191,354	87,619
Shareholder services fee--Investment A Shares	1,044,891	359,105	81,670
Shareholder services fee--Investment B Shares	37	--	--
Share registration costs	104,181	22,405	5,287
Printing and postage	99,967	23,839	8,548
Insurance premiums	1,066	161	77
Miscellaneous	21,084	3,871	1,732

Total expenses	8,952,847	2,095,919	644,581

Waivers:
Waiver of shareholder services fee--Trust Shares	(304,587)	(42,538)	(19,312)
Waiver of shareholder services fee--Investment A Shares	(201,127)	(65,602)	(15,498)

Total waivers	(505,714)	(108,140)	(34,810)

Net expenses	8,447,133	1,987,779	609,771

Net investment income (Net operating loss)	34,190,181	4,507,642	1,420,820

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investments, options and foreign currency transactions	88,739	(6,299)	386
Payments by affiliates (See Note J)	4,161,828	--	--
Net change in unrealized appreciation (depreciation) of investments, options and translation of assets and liabilities in foreign currency	--	--	--

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	4,250,567	(6,299)	386

Change in net assets resulting from operations	$38,440,748	$4,501,343	$1,421,206

Huntington U.S. Treasury Money Market Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington Rotating Index Fund	Huntington Dividend Capture Fund	Huntington International Equity Fund

$--	$2,312,607 (1)	$7,553,379 (2)	$16,575	$820,239 (4)	$237,631
19,422,016	273,667	1,776,726	32,060 (3)	40,639	48,392

19,422,016	2,586,274	9,330,105	48,635	860,878	286,023

987,951	1,606,490	1,323,474	16,436	85,488	174,904
689,414	373,735	307,870	4,579	15,875	24,343
128,428	69,606	57,050	855	2,963	75,628
27,674	156,501	69,462	13,718	30,291	19,303
13,389	7,430	5,946	83	271	427
90,517	41,955	39,520	676	2,251	3,951
10,188	8,959	6,885	137	553	722
27,036	14,630	11,030	997	2,582	2,649
95,560	32,181	4,951	250	1,429	477
--	6,724	2,658	--	6,050	339
1,139,367	634,885	545,559	7,965	25,051	42,976
95,560	32,181	4,951	250	1,428	477
--	2,241	886	--	2,017	113
55,067	17,224	15,426	21,305	34,156	37,470
49,390	22,518	24,898	531	1,693	2,757
532	313	254	6	19	22
18,539	5,435	4,863	79	185	428

3,428,612	3,033,008	2,425,683	67,867	212,302	386,986

(220,499)	(133,239)	(106,764)	--	(1,350)	(2,268)
(19,681)	(5,298)	(952)	--	(41)	(46)

(240,180)	(138,537)	(107,716)	--	(1,391)	(2,314)

3,188,432	2,894,471	2,317,967	67,867	210,911	384,672

16,233,584	(308,197)	7,012,138	(19,232)	649,967	(98,649)

--	(819,429)	4,095,069	--	221,143	(4,336,637)
--	--	--	--	--	--
--	(51,933,091)	(7,038,896)	(515,362)	87,725	(696,680)

--	(52,752,520)	(2,943,827)	(515,362)	308,868	(5,033,317)

$16,233,584	$(53,060,717)	$4,068,311	$(534,594)	$958,835	$(5,131,966)

(1) Net of dividend taxes withheld of $265.

(2) Net of dividend taxes withheld of $3,584.

(3) Net of interest taxes withheld of $108.

(4) Net of dividend taxes withheld of $547.

(See notes which are an integral part of the Financial Statements)

Statements of Operations

Year Ended December 31, 2001

	Huntington Mid Corp America Fund	Huntington New Economy Fund
Investment Income:
Dividends	$248,230	$43,090 (1)
Interest	178,091	69,290

Total investment income	426,321	112,380

Expenses:
Investment adviser fee	221,310	53,721
Administrative personnel and services fee	41,085	9,982
Custodian fees	7,671	1,862
Transfer and dividend disbursing agent fees and expenses	20,353	19,949
Directors' fees	674	182
Auditing fees	8,477	1,493
Legal fees	1,588	324
Portfolio accounting fees	3,892	2,133
Distribution services fee--Investment A Shares	263	136
Distribution services fee--Investment B Shares	1,657	1,433
Shareholder services fee--Trust Shares	72,405	17,292
Shareholder services fee--Investment A Shares	257	136
Shareholder services fee--Investment B Shares	1,096	478
Share registration costs	41,376	32,708
Printing and postage	4,395	1,092
Insurance premiums	52	11
Miscellaneous	684	146

Total expenses	427,235	143,078

Waivers:
Waiver of shareholder services fee--Trust Shares	(2,327)	(1,294)
Waiver of shareholder services fee--Investment A Shares	(6)	(6)

Total waivers	(2,333)	(1,300)

Net expenses	424,902	141,778

Net investment income (Net operating loss)	1,419	(29,398)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	120,330	(433,594)
Payments by affiliates (See Note J)	--	--
Net change in unrealized appreciation (depreciation) of investments	1,542,377	478,506

Net realized and unrealized gain (loss) on investments	1,662,707	44,912

Change in net assets resulting from operations	$1,664,126	$15,514

Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Michigan Tax-Free Fund	Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$329,558	$--	$--	$--	$--	$68,227
1,886,184	2,414,266	1,098,301	9,830,659	4,499,024	7,068,300

2,215,742	2,414,266	1,098,301	9,830,659	4,499,024	7,136,527

173,263	244,148	109,677	767,479	372,219	564,733
48,358	68,166	30,617	214,249	103,919	157,646
9,009	12,695	5,623	39,907	19,096	29,365
36,564	41,797	33,645	62,993	59,582	16,584
695	1,284	562	4,267	1,916	2,784
7,217	8,095	102	1,042	9,896	20,272
518	1,251	3,412	29,630	1,545	2,655
2,631	2,176	1,567	7,034	2,936	4,524
2,065	3,824	14,018	2,935	4,384	--
--	--	--	1,548	--	--
84,566	118,250	43,744	380,289	181,726	282,366
2,065	3,824	11,093	2,935	4,384	--
--	--	--	516	--	--
3,800	4,259	4,339	14,061	5,363	12,324
3,415	5,098	2,236	16,286	7,098	12,131
57	43	324	147	70	107
56	1,076	3	2,959	2,014	1,987

374,279	515,986	260,962	1,548,277	776,148	1,107,478

(15,723)	(24,181)	(8,072)	(58,321)	(36,562)	(56,762)
(397)	(573)	(2,924)	(427)	(863)	--

(16,120)	(24,754)	(10,996)	(58,748)	(37,425)	(56,762)

358,159	491,232	249,966	1,489,529	738,723	1,050,716

1,857,583	1,923,034	848,335	8,341,130	3,760,301	6,085,811

160,828	620,302	558,605	2,541,764	1,321,332	(1,491,454)
--	--	--	3,116,000	1,335,000	2,226,000
667,092	(768,762)	(580,481)	1,359,007	213,472	2,910,409

827,920	(148,460)	(21,876)	7,016,771	2,869,804	3,644,955

$2,685,503	$1,774,574	$826,459	$15,357,901	$6,630,105	$9,730,766

(1) Net of dividend taxes withheld of $42.

(See notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

	Huntington Money Market Fund		Huntington Ohio Municipal Money Market Fund
	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2000	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2000
Increase (Decrease) in Net Assets:
Operations--
Net investment income (net operating loss)	$34,190,181	$54,342,982	$4,507,642	$6,622,174
Net realized gain (loss) on investments	4,250,567	--	(6,299)	--
Net change in unrealized appreciation (depreciation) of investments	--	--	--	--

Change in net assets resulting from operations	38,440,748	54,342,982	4,501,343	6,622,174

Distributions to Shareholders--
Distributions from net investment income:
Trust Shares	(21,033,320)	(34,323,396)	(1,723,596)	(2,962,676)
Investment A Shares	(13,089,454)	(20,031,998)	(2,784,046)	(3,656,936)
Investment B Shares	(395)	--	--	--
Investment C Shares	(67,012)	--	--	--
Distributions from net realized gain on investments:
Trust Shares	--	--	--	--
Investment A Shares	--	--	--	--
Investment B Shares	--	--	--	--
Return on Capital:
Trust Shares	--	--	--	--
Investment A Shares	--	--	--	--
Investment B Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	(34,190,181)	(54,355,394)	(4,507,642)	(6,619,612)

Share Transactions--
Proceeds from sale of shares	2,081,418,163	1,636,843,049	468,300,359	434,269,560
Net asset value of shares issued to shareholders in payment of distributions declared	6,946,437	9,350,123	509,542	376,514
Cost of shares redeemed	(1,857,612,729)	(1,682,017,000)	(437,766,139)	(435,665,441)

Change in net assets resulting from share transactions	230,751,871	(35,823,828)	31,043,762	(1,019,367)

Change in net assets	235,002,438	(35,836,240)	31,037,463	(1,016,805)
Net Assets:
Beginning of period	933,303,760	969,140,000	211,410,195	212,427,000

End of period	$1,168,306,198	$933,303,760	$242,447,658	$211,410,195

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$--	$5,097	$(7,820)	$--

Huntington Florida Tax-Free Money Fund		Huntington U.S. Treasury Money Market Fund		Huntington Growth Fund		Huntington Income Equity Fund
Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2000	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2000	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2000	Year Ended Dec. 31, 2001	Period Ended Dec. 31, 2000

$1,420,820	$1,809,244	$16,233,584	$25,454,375	$(308,197)	$(35,732)	$7,012,138	$7,523,954
386	--	--	16,615	(819,429)	4,328,857	4,095,069	3,399,733

--	--	--	--	(51,933,091)	7,025,000	(7,038,896)	(7,791,101)

1,421,206	1,809,244	16,233,584	25,470,990	(53,060,717)	11,318,125	4,068,311	3,132,586

(783,594)	(1,013,884)	(15,106,215)	(23,319,000)	--	--	(6,896,650)	(7,695,739)
(636,472)	(791,230)	(1,127,243)	(2,136,000)	--	--	(57,414)	(51,430)
--	--	--	--	--	--	(6,634)	(25)
--	--	--	--	--	--	--	(25)

--	--	--	--	--	(4,108,877)	(3,020,103)	(4,111,784)
--	--	--	--	--	(219,288)	(29,000)	(35,260)
--	--	--	--	--	(1,160)	(12,903)	(25)

--	--	--	--	--	(297,608)	--	--
--	--	--	--	--	(10,295)	--	--
--	--	--	--	--	--	--	--

(1,420,066)	(1,805,114)	(16,233,458)	(25,455,000)	--	(4,637,228)	(10,022,704)	(11,894,288)

147,914,320	194,872,000	2,029,173,034	1,023,255,000	51,181,212	32,713,000	19,584,229	19,587,202
2,275	6,000	277,392	459,000	--	1,647,000	3,187,360	3,563,000
(190,362,477)	(150,056,000)	(1,948,541,156)	(1,051,375,000)	(50,769,139)	(45,168,000)	(21,681,445)	(23,007,000)

(42,445,882)	44,822,000	80,909,270	(27,661,000)	412,073	(10,808,000)	1,090,144	143,202

(42,444,742)	44,826,130	80,909,396	(27,645,010)	(52,648,644)	(4,127,103)	(4,864,249)	(8,618,500)

89,688,273	44,862,143	417,644,146	445,289,156	308,431,295	312,558,398	218,695,657	227,314,157

$47,243,531	$89,688,273	$498,553,542	$417,644,146	$255,782,651	$308,431,295	$213,831,408	$218,695,657

$--	$(754)	$13,629	$(126)	$--	$861	$51,440	$--

(See notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

	Huntington Rotating Index Fund	Huntington Dividend Capture Fund	Huntington International Equity Fund
	Year Ended Dec. 31, 2001 (1)	Period Ended Dec. 31, 2001 (2)	Period Ended Dec. 31, 2001 (2)
Increase (Decrease) in Net Assets:
Operations--
Net investment income (net operating loss)	$(19,232)	$649,967	$(98,649)
Net realized gain (loss) on investments, options and foreign currency transactions	--	221,143	(4,336,637)
Net change in unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	(515,362)	87,725	(696,680)

Change in net assets resulting from operations	(534,594)	958,835	(5,131,966)

Distributions to Shareholders--
Distributions from net investment income:
Trust Shares	--	(759,303)	--
Investment A Shares	--	(45,272)	--
Investment B Shares	--	(60,278)	--
Distributions from net realized gain on investments:
Trust Shares	--	--	--
Investment A Shares	--	--	--
Investment B Shares	--	--	--
Return on Capital:
Trust Shares	--	--	--
Investment A Shares	--	--	--
Investment B Shares	--	--	--
In excess of net investment income on investments:
Trust Shares	--	--	(12,883)
Investment A Shares	--	--	(379)
Investment B Shares	--	--	(8)

Change in net assets resulting from distributions to shareholders	--	(864,853)	(13,270)

Share Transactions--
Proceeds from sale of shares	5,932,205	20,026,750	31,815,265
Net asset value of shares issued to shareholders in payment of distributions declared	--	682,803	8,070
Cost of shares redeemed	(137,817)	(670,027)	(2,468,632)

Change in net assets resulting from share transactions	5,794,388	20,039,526	29,354,703

Change in net assets	5,259,794	20,133,508	24,209,467
Net Assets:
Beginning of period	--	--	--

End of period	$5,259,794	$20,133,508	$24,209,467

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$--	$27,016	$--

Huntington Mid Corp America Fund	Huntington New Economy Fund	Huntington Mortgage Securities Fund		Huntington Ohio Tax-Free Fund		Huntington Michigan Tax-Free Fund
Period Ended Dec. 31, 2001(2)	Period Ended Dec. 31, 2001(2)	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2000	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2000	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2000

$1,419	$(29,398)	$1,857,583	$2,042,894	$1,923,034	$2,362,657	$848,335	$1,135,105
120,330	(433,594)	160,828	(66,600)	620,302	(12,589)	558,605	(29,389)
1,542,377	478,506	667,092	1,099,000	(768,762)	1,524,000	(580,481)	654,000

1,664,126	15,514	2,685,503	3,075,294	1,774,574	3,874,068	826,459	1,759,716

(61,809)	--	(1,781,110)	(2,004,732)	(1,860,542)	(2,328,036)	(632,105)	(866,146)
(105)	--	(41,210)	(49,682)	(54,089)	(51,617)	(205,280)	(280,306)
(102)	--	--	--	--	--	--	--

(57,428)	--	--	--	(590,768)	--	(377,124)	(10,124)
(306)	--	--	--	(26,674)	--	(114,642)	(3,852)
(1,184)	--	--	--	--	--	--	--

--	(15,974)	--	--	--	--	--	--
--	(58)	--	--	--	--	--	--
--	(37)	--	--	--	--	--	--

--	--	--	--	--	--	--	--
--	--	--	--	--	--	--	--
--	--	--	--	--	--	--	--

(120,934)	(16,069)	(1,822,320)	(2,054,414)	(2,532,073)	(2,379,653)	(1,329,151)	(1,160,428)

53,640,535	11,358,172	7,409,989	2,111,421	10,430,787	4,813,377	3,146,318	1,002,754
55,563	14,748	427,283	453,000	264,160	182,000	299,283	223,000
(858,931)	(339,972)	(4,564,601)	(4,175,000)	(15,265,299)	(10,996,000)	(3,997,287)	(7,366,000)

52,837,167	11,032,948	3,272,671	(1,610,579)	(4,570,352)	(6,000,623)	(551,686)	(6,140,246)

54,380,359	11,032,393	4,135,854	(589,699)	(5,327,851)	(4,506,208)	(1,054,378)	(5,540,958)

--	--	32,628,301	33,218,000	49,526,792	54,033,000	22,451,042	27,992,000

$54,380,359	$11,032,393	$36,764,155	$32,628,301	$44,198,941	$49,526,792	$21,396,664	$22,451,042

$--	$--	$35,263	$(645)	$--	$350	$10,950	$(661)

(1) Huntington Rotating Index Fund, both classes, commenced operations on May 1, 2001.

(2) Fund commenced operations on March 1, 2001.

(See notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

	Huntington Fixed Income Securities Fund		Huntington Intermediate Government Income Fund
	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2000	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2000
Increase (Decrease) in Net Assets:
Operations--
Net investment income	$8,341,130	$10,191,809	$3,760,301	$5,018,590
Net realized gain (loss) on investments	5,657,764	(2,387,495)	2,656,332	(355,190)
Net change in unrealized appreciation (depreciation) of investments	1,359,007	6,497,000	213,472	4,057,000

Change in net assets resulting from operations	15,357,901	14,301,314	6,630,105	8,720,400

Distributions to Shareholders--
Distributions from net investment income:
Trust Shares	(8,188,253)	(10,252,200)	(3,636,660)	(4,981,638)
Investment A Shares	(60,157)	(78,018)	(82,766)	(101,923)
Investment B Shares	(8,715)	--	--	--

Change in net assets resulting from distributions to shareholders	(8,257,125)	(10,330,218)	(3,719,426)	(5,083,561)

Share Transactions--
Proceeds from sale of shares	24,828,549	21,240,000	11,639,013	8,094,000
Net asset value of shares issued to shareholders in payment of distributions declared	2,991,137	3,930,000	1,041,298	1,174,000
Cost of shares redeemed	(42,767,459)	(22,110,000)	(21,231,799)	(37,479,000)

Change in net assets resulting from share transactions	(14,947,773)	3,060,000	(8,551,488)	(28,211,000)

Change in net assets	(7,846,997)	7,031,096	(5,640,809)	(24,574,161)
Net Assets:
Beginning of period	159,111,979	152,080,883	77,046,673	101,620,834

End of period	$151,264,982	$159,111,979	$71,405,864	$77,046,673

Undistributed net investment income included in net assets at end of period	$84,005	$--	$40,875	$--

(See notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

	Huntington Short/Intermediate Income Securities Fund
	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2000
Increase (Decrease) in Net Assets:
Operations--
Net investment income	$6,085,811	$6,943,354
Net realized gain (loss) on investments	734,546	(1,049,168)
Net change in unrealized appreciation (depreciation) of investments	2,910,409	2,842,000

Change in net assets resulting from operations	9,730,766	8,736,186

Distributions to Shareholders--
Distributions from net investment income:
Trust Shares	(6,037,730)	(7,039,888)

Change in net assets resulting from distributions to shareholders	(6,037,730)	(7,039,888)

Share Transactions--
Proceeds from sale of shares	20,954,092	14,399,164
Net asset value of shares issued to shareholders in payment of distributions declared	2,093,963	2,708,000
Cost of shares redeemed	(28,700,783)	(16,633,000)

Change in net assets resulting from share transactions	(5,652,728)	474,164

Change in net assets	(1,959,692)	2,170,462
Net Assets:
Beginning of period	115,511,462	113,341,000

End of period	$113,551,770	$115,511,462

Undistributed net investment income included in net assets at end of period	$48,081	$--

(See notes which are an integral part of the Financial Statements)

Financial Highlights

Money Market Funds
(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income/ (operating loss)	Net realized and unrealized gain/(loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investment transactions	Distributions in excess of net investment income
TRUST SHARES
Huntington Money Market Fund
1997	$1.00	0.05	--	0.05	(0.05)	--	--
1998	$1.00	0.05	--	0.05	(0.05)	--	--
1999	$1.00	0.05	--	0.05	(0.05)	--	--
2000	$1.00	0.06	--	0.06	(0.06)	--	--
2001	$1.00	0.03	--	0.03	(0.03)	--	--
Huntington Ohio Municipal Money Market Fund
1997	$1.00	0.03	--	0.03	(0.03)	--	--
1998	$1.00	0.03	--	0.03	(0.03)	--	--
1999	$1.00	0.03	--	0.03	(0.03)	--	--
2000	$1.00	0.04	--	0.04	(0.04)	--	--
2001	$1.00	0.02	--	0.02	(0.02)	--	--
Huntington Florida Tax-Free Money Fund
1999(3)	$1.00	0.03	--	0.03	(0.03)	--	--
2000	$1.00	0.04	--	0.04	(0.04)	--	--
2001	$1.00	0.02	--	0.02	(0.02)	--	--
Huntington U.S. Treasury Money Market Fund
1997	$1.00	0.05	--	0.05	(0.05)	--	--
1998	$1.00	0.05	--	0.05	(0.05)	--	--
1999	$1.00	0.04	--	0.04	(0.04)	--	--
2000	$1.00	0.06	--	0.06	(0.06)	--	--
2001	$1.00	0.03	--	0.03	(0.03)	--	--
INVESTMENT A SHARES
Huntington Money Market Fund
1997	$1.00	0.05	--	0.05	(0.05)	--	--
1998	$1.00	0.05	--	0.05	(0.05)	--	--
1999	$1.00	0.05	--	0.05	(0.05)	--	--
2000	$1.00	0.06	--	0.06	(0.06)	--	--
2001	$1.00	0.03	--	0.03	(0.03)	--	--
Huntington Ohio Municipal Money Market Fund
1997	$1.00	0.03	--	0.03	(0.03)	--	--
1998	$1.00	0.03	--	0.03	(0.03)	--	--
1999	$1.00	0.03	--	0.03	(0.03)	--	--
2000	$1.00	0.03	--	0.03	(0.03)	--	--
2001	$1.00	0.02	--	0.02	(0.02)	--	--
Huntington Florida Tax-Free Money Fund
1999(3)	$1.00	0.03	--	0.03	(0.03)	--	--
2000	$1.00	0.03	--	0.03	(0.03)	--	--
2001	$1.00	0.02	--	0.02	(0.02)	--	--
Huntington U.S. Treasury Money Market Fund
1997	$1.00	0.05	--	0.05	(0.05)	--	--
1998	$1.00	0.05	--	0.05	(0.05)	--	--
1999	$1.00	0.04	--	0.04	(0.04)	--	--
2000	$1.00	0.05	--	0.05	(0.05)	--	--
2001	$1.00	0.03	--	0.03	(0.03)	--	--
INVESTMENT B SHARES
Huntington Money Market Fund
2000(6)	$1.00	0.03	--	0.03	(0.03)	--	--
2001	$1.00	0.03	--	0.03	(0.03)	--	--
INTERFUND SHARES
Huntington Money Market Fund
2001(7)	$1.00	0.01	--	0.01	(0.01)	--	--

			Ratio to average net assets
Total distributions	Net Asset Value, end of period	Total return(1)	Expenses	Net investment income	Expense waiver reduction/ reimbursement(2)	Net Assets, end of period (000 omitted)

(0.05)	$1.00	5.17%	0.51%	5.06%	--	$424,050
(0.05)	$1.00	5.13%	0.50%	4.99%	--	$700,540
(0.05)	$1.00	4.77%	0.49%	4.67%	--	$633,055
(0.06)	$1.00	6.02%	0.51%	5.85%	0.02%	$555,110
(0.03)	$1.00	3.45%(8)	0.71%	3.41%	0.05%	$717,115

(0.03)	$1.00	3.27%	0.45%	3.23%	0.07%	$ 72,667
(0.03)	$1.00	3.07%	0.47%	3.03%	0.05%	$102,606
(0.03)	$1.00	2.79%	0.48%	2.74%	0.05%	$ 90,804
(0.04)	$1.00	3.64%	0.53%	3.55%	0.04%	$101,655
(0.02)	$1.00	2.26%	0.73%	2.25%	0.06%	$ 81,745

(0.03)	$1.00	2.78%	0.49%(4)	2.78%(4)	0.30%(4)	$ 25,295
(0.04)	$1.00	3.68%	0.56%	3.63%	0.12%	$ 38,506
(0.02)	$1.00	2.14%	0.78%	2.23%	0.05%	$ 26,050

(0.05)	$1.00	5.06%	0.42%	4.95%	--	$483,548
(0.05)	$1.00	4.95%	0.40%	4.84%	--	$447,305
(0.04)	$1.00	4.53%	0.40%	4.42%	--	$404,501
(0.06)	$1.00	5.77%	0.43%	5.63%	0.02%	$379,927
(0.03)	$1.00	3.35%	0.62%	3.30%	0.05%	$460,993

(0.05)	$1.00	5.07%	0.61%	4.96%	0.15%	$140,385
(0.05)	$1.00	5.03%	0.60%	4.89%	0.15%	$272,374
(0.05)	$1.00	4.67%	0.60%	4.57%	0.15%	$336,085
(0.06)	$1.00	5.81%	0.71%	5.67%	0.08%	$378,183
(0.03)	$1.00	3.20%(8)	0.96%	3.13%	0.05%	$430,582

(0.03)	$1.00	3.17%	0.55%	3.13%	0.22%	$ 82,897
(0.03)	$1.00	2.97%	0.57%	2.93%	0.20%	$133,295
(0.03)	$1.00	2.69%	0.59%	2.64%	0.20%	$121,623
(0.03)	$1.00	3.43%	0.72%	3.36%	0.10%	$109,755
(0.02)	$1.00	2.00%	0.98%	1.95%	0.06%	$160,703

(0.03)	$1.00	2.74%(5)	0.57%(4)	2.70%(4)	0.43%(4)	$ 19,567
(0.03)	$1.00	3.48%	0.77%	3.45%	0.16%	$ 51,182
(0.02)	$1.00	1.89%	1.03%	1.96%	0.05%	$ 21,193

(0.05)	$1.00	4.95%	0.52%	4.85%	0.15%	$ 57,758
(0.05)	$1.00	4.85%	0.50%	4.74%	0.15%	$ 54,522
(0.04)	$1.00	4.42%	0.49%	4.34%	0.15%	$ 40,788
(0.05)	$1.00	5.56%	0.63%	5.41%	0.07%	$ 37,717
(0.03)	$1.00	3.09%	0.87%	3.11%	0.05%	$ 37,561

(0.03)	$1.00	3.44%(5)	1.48%(4)	5.07%(4)	--	$ 11
(0.03)	$1.00	2.62%(8)	1.51%	2.64%	--	$ 18

(0.01)	$1.00	0.77%(5)	0.51%(4)	1.88%(4)	--	$ 20,591

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(3) Reflects operations for the period from January 6, 1999 (date of initial public investment) to December 31, 1999.

(4) Computed on an annualized basis.

(5) Not annualized.

(6) Reflects operations for the period from May 2, 2000 (date of initial public investment) to December 31, 2000.

(7) Reflects operations for the period from September 4, 2001 (date of initial public investment) to December 31, 2001.

(8) The payments by affiliates had no impact on total return for the year ended December 31, 2001.

(See notes which are an integral part of the Financial Statements)

Financial Highlights

Equity Funds
(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income/ (operating loss)		Net realized and unrealized gain/(loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions from paid in capital	Distributions to shareholders from net realized gain on investment transactions	Distributions in excess of net investment income
TRUST SHARES
Huntington Growth Fund
1997	$33.97	0.29		11.63	11.92	(0.29)	--	(2.12)	--
1998	$43.48	0.29		7.69	7.98	(0.29)	--	(1.21)	(0.18)
1999	$49.78	0.30		6.16	6.46	(0.30)	--	(6.42)	--
2000	$49.52	0.00		1.83	1.83	--	--	(0.72)	(0.05)
2001	$50.58	(0.04	)(3)	(8.43)	(8.47)	--	--	--	--
Huntington Income Equity Fund
1997	$30.26	1.03		6.70	7.73	(1.04)	--	(0.65)	--
1998	$36.30	1.09		5.26	6.35	(1.09)	--	(0.71)	--
1999	$40.85	1.16		(3.87)	(2.71)	(1.14)	--	(0.27)	(0.02)
2000	$36.71	1.19		(0.69)	0.50	(1.24)	--	(0.68)	--
2001	$35.29	1.13		(0.48)	0.65	(1.12)	--	(0.49)	--
Huntington Rotating Index Fund
2001(4)	$10.00	(0.04	)(3)	(0.97)	(1.01)	--	--	--	--
Huntington Dividend Capture Fund
2001(8)	$10.00	0.51	(3)	0.20	0.71	(0.60)	--	--	--
Huntington International Equity Fund
2001(8)	$10.00	(0.04	)(3)	(2.27)	(2.31)	(0.01)	--	--	--
Huntington Mid Corp America Fund
2001(8)	$10.00	(0.00	)(3)	0.44	0.44	(0.03)	--	(0.01)	--
Huntington New Economy Fund
2001(8)	$10.00	(0.03	)(3)	0.16	0.13	--	(0.02)(9)	--	--

			Ratio to average net assets
Total distributions	Net Asset Value, end of Period	Total return(1)	Expenses	Net investment income (loss)	Expense waiver reduction/ reimbursement(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate

(2.41)	$43.48	35.37%	0.80%	0.73%	--	$228,138	12%
(1.68)	$49.78	18.55%	0.79%	0.62%	--	$322,564	11%
(6.72)	$49.52	13.59%	0.82%	0.57%	--	$295,268	10%
(0.77)	$50.58	3.74%	0.84%	0.00%	0.03%	$292,679	24%
--	$42.11	(16.75)%	1.07%	(0.10)%	0.05%	$242,249	12%

(1.69)	$36.30	25.99%	0.81%	3.08%	--	$214,625	24%
(1.80)	$40.85	17.79%	0.81%	2.83%	--	$249,051	13%
(1.43)	$36.71	(6.75)%	0.82%	2.93%	--	$225,647	20%
(1.92)	$35.29	1.51%	0.85%	3.40%	0.03%	$216,695	41%
(1.61)	$34.33	1.84%	1.05%	3.18%	0.05%	$210,870	33%

--	$ 8.99	(10.10)%(5)	2.06%(6)(7)	(0.58)%(6)(7)	--	$ 4,962	0%

(0.60)	$10.11	7.27%(5)	1.78%(6)	5.78%(6)	0.01%(6)	$ 17,089	172%

(0.01)	$ 7.68	(23.11)%(5)	2.20%(6)	(0.57)%(6)	0.01%(6)	$ 24,099	121%

(0.04)	$10.40	4.39%(5)	1.43%(6)	0.02%(6)	0.01%(6)	$ 53,001	11%

(0.02)	$10.11	1.35%(5)	1.96%(6)	(0.38)%(6)	0.02%(6)	$ 10,444	45%

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.

(5) Not annualized.

(6) Computed on an annualized basis.

(7) Does not include the effect of expenses of underlying fund.

(8) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(9) Represents a return of capital for federal income tax purposes.

(See notes which are an integral part of the Financial Statements)

Financial Highlights

Equity Funds
(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income/ (operating loss)	Net realized and unrealized gain/(loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions from paid in capital	Distributions to shareholders from net realized gain on investment transactions	Distributions in excess of net investment income
INVESTMENT A SHARES
Huntington Growth Fund
1997	$33.96	0.19	11.63	11.82	(0.20)	--	(2.12)	--
1998	$43.46	0.19	7.67	7.86	(0.17)	--	(1.21)	(0.18)
1999	$49.76	0.18	6.12	6.30	(0.17)	--	(6.42)	--
2000	$49.47	(0.12)	1.83	1.71	--	--	(0.72)	(0.03)
2001	$50.43	(0.16)(3)	(8.40)	(8.56)	--	--	--	--
Huntington Income Equity Fund
1997(4)	$31.20	0.65	5.72	6.37	(0.63)	--	(0.65)	--
1998	$36.29	0.98	5.29	6.27	(0.99)	--	(0.71)	--
1999	$40.86	1.03	(3.85)	(2.82)	(1.03)	--	(0.27)	(0.02)
2000	$36.72	1.11	(0.70)	0.41	(1.14)	--	(0.68)	--
2001	$35.31	1.05	(0.49)	0.56	(1.04)	--	(0.49)	--
Huntington Rotating Index Fund
2001(7)	$10.00	(0.04)(3)	(0.99)	(1.03)	--	--	--	--
Huntington Dividend Capture Fund
2001(8)	$10.00	0.48(3)	0.21	0.69	(0.58)	--	--	--
Huntington International Equity Fund
2001(8)	$10.00	0.01(3)	(2.34)	(2.33)	(0.01)	--	--	--
Huntington Mid Corp America Fund
2001(8)	$10.00	(0.03)(3)	0.43	0.40	(0.02)	--	(0.01)	--
Huntington New Economy Fund
2001(8)	$10.00	(0.07)(3)	0.20	0.13	--	(0.02)(10)	--	--
INVESTMENT B SHARES
Huntington Growth Fund
2000(9)	$50.06	(0.04)	0.87	0.83	--	--	(0.72)	--
2001	$50.17	(0.40)(3)	(8.33)	(8.73)	--	--	--	--
Huntington Income Equity Fund
2000(9)	$35.83	0.53	0.21	0.74	(0.69)	--	(0.68)	--
2001	$35.20	0.83	(0.46)	0.37	(0.79)	--	(0.49)	--
Huntington Dividend Capture Fund
2001(8)	$10.00	0.44	0.20	0.64	(0.54)	--	--	--
Huntington International Equity Fund
2001(8)	$10.00	(0.13)(3)	(2.22)	(2.35)	(0.01)	--	--	--
Huntington Mid Corp America Fund
2001(8)	$10.00	(0.08)(3)	0.44	0.36	(0.01)	--	(0.01)	--
Huntington New Economy Fund
2001(8)	$10.00	(0.13)(3)	0.19	0.06	(0.01)	(0.01)(10)	--	--

			Ratio to average net assets
Total distributions	Net Asset Value, end of Period	Total return(1)	Expenses	Net investment income (loss)	Expense waiver reduction/ reimbursement(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate

(2.32)	$43.46	35.04%	1.05%	0.48%	--	$ 5,485	12%
(1.56)	$49.76	18.25%	1.04%	0.37%	--	$16,501	11%
(6.59)	$49.47	13.25%	1.07%	0.33%	--	$17,290	10%
(0.75)	$50.43	3.50%	1.09%	(0.24)%	0.03%	$15,665	24%
--	$41.87	(16.97)%	1.32%	(0.36)%	0.05%	$11,899	12%

(1.28)	$36.29	16.09%(5)	1.08%(6)	2.76%(6)	--	$ 279	24%
(1.70)	$40.86	17.56%	1.06%	2.58%	--	$1,885	13%
(1.32)	$36.72	(7.00)%	1.07%	2.68%	--	$1,667	20%
(1.82)	$35.31	1.27%	1.10%	3.14%	0.03%	$1,862	41%
(1.53)	$34.34	1.55%	1.30%	2.93%	0.05%	$2,053	33%

--	$ 8.97	(10.30)%(5)	2.31%(6)	(0.63)%(6)	--	$ 298	0%

(0.58)	$10.11	7.10%(5)	2.03%(6)	5.34%(6)	0.01%	$1,125	172%

(0.01)	$ 7.66	(23.32)%(5)	2.45%(6)	0.07%(6)	0.01%	$ 34	121%

(0.03)	$10.37	4.01%(5)	1.68%(6)	(0.35)%(6)	0.01%(5)	$ 283	11%

(0.02)	$10.11	1.28%(5)	2.21%(6)	(0.81)%(6)	0.02%(5)	$ 128	45%

(0.72)	$50.17	1.70%(5)	1.86%(6)	(0.89)%(6)	--	$ 87	24%
--	$41.44	(17.40)%	1.87%	(0.92)%	--	$1,634	12%

(1.37)	$35.20	2.16%(5)	1.96%(6)	2.25%(6)	--	$ 1	41%
(1.28)	$34.29	1.04%	1.85%	2.15%	--	$ 909	33%

(0.54)	$10.10	6.57%(5)	2.54%(6)	4.80%(6)	--	$1,920	172%

(0.01)	$ 7.64	(23.55)%(5)	2.96%(6)	(1.80)%(6)	--	$ 77	121%

(0.02)	$10.34	3.58%(5)	2.19%(6)	(0.92)%(6)	--	$1,097	11%

(0.01)	$10.05	0.57%(5)	2.73%(6)	(1.52)%(6)	--	$ 460	45%

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This contractual expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Reflects operations for the period from May 14, 1997 (date of initial public investment) to December 31, 1997.

(5) Not annualized.

(6) Computed on an annualized basis.

(7) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.

(8) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(9) Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

(10) Represents a return of capital for federal income tax purposes.

(See notes which are an integral part of the Financial Statements)

Financial Highlights

Fixed Income Funds
(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income/ (operating loss)	Net realized and unrealized gain/(loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investment transactions	Distributions in excess of net investment Income	Total distributions
TRUST SHARES
Huntington Mortgage Securities Fund
1997	$ 8.06	0.52(3)	0.16	0.68	(0.50)	--	--	(0.50)
1998(4)	$ 8.24	0.50	0.01	0.51	(0.50)	--	--	(0.50)
1999	$ 8.25	0.47	(0.39)	0.08	(0.47)	--	--	(0.47)
2000	$ 7.86	0.49	0.25	0.74	(0.49)	--	--	(0.49)
2001	$ 8.11	0.44	0.20	0.64	(0.43)	--	--	(0.43)
Huntington Ohio Tax-Free Fund
1997	$21.49	1.01	0.27	1.28	(1.02)	(0.01)	--	(1.03)
1998	$21.74	0.98	0.11	1.09	(0.98)	(0.02)	--	(1.00)
1999	$21.83	0.95	(1.15)	(0.20)	(0.94)	(0.01)	--	(0.95)
2000	$20.68	0.97	0.64	1.61	(0.97)	--	--	(0.97)
2001	$21.32	0.84	(0.08)	0.76	(0.84)	(0.29)	--	(1.13)
Huntington Michigan Tax-Free Fund*
1997(5)	$10.79	0.50	0.10	0.60	(0.50)	--	--	(0.50)
1998(6)	$10.89	0.25	0.06	0.31	(0.23)	--	--	(0.23)
1998(10)	$10.97	0.29	0.06	0.35	(0.31)	(0.02)	--	(0.33)
1999	$10.99	0.49	(0.55)	(0.06)	(0.49)	--	--	(0.49)
2000	$10.44	0.48	0.29	0.77	(0.49)	(0.01)	--	(0.50)
2001	$10.71	0.43	(0.02)	0.41	(0.42)	(0.24)	--	(0.66)
Huntington Fixed Income Securities Fund
1997	$20.94	1.31	0.47	1.78	(1.31)	--	--	(1.31)
1998	$21.41	1.26	0.65	1.91	(1.26)	(0.28)	--	(1.54)
1999	$21.78	1.23	(2.05)	(0.82)	(1.22)	--	--	(1.22)
2000	$19.74	1.29	0.53	1.82	(1.31)	--	--	(1.31)
2001	$20.25	1.12	0.12	1.24	(1.11)	--	--	(1.11)
Huntington Intermediate Government Income Fund*
1997(5)	$10.13	0.59	0.02	0.61	(0.58)	--	--	(0.58)
1998(6)	$10.16	0.29	0.04	0.33	(0.26)	--	--	(0.26)
1998(10)	$10.23	0.33	0.21	0.54	(0.35)	--	--	(0.35)
1999	$10.42	0.55	(0.66)	(0.11)	(0.55)	--	--	(0.55)
2000	$ 9.76	0.57	0.47	1.04	(0.58)	--	--	(0.58)
2001	$10.22	0.54(3)	0.01	0.55	(0.52)	--	--	(0.52)
Huntington Short/Intermediate Fixed Income Securities Fund
1997	$19.96	1.19	0.08	1.27	(1.19)	--	--	(1.19)
1998	$20.04	1.15	0.24	1.39	(1.15)	(0.15)	--	(1.30)
1999	$20.13	1.10	(0.90)	0.20	(1.09)	--	--	(1.09)
2000	$19.24	1.16	0.29	1.45	(1.17)	--	--	(1.17)
2001	$19.52	1.07	(0.13)	0.94	(1.06)	--	--	(1.06)

				Ratio to average net assets
Payments by affiliates	Net Asset Value, end of period	Total return(1)		Expenses		Net investment income		Expense waiver reduction/ reimbursement (2)		Net assets, end of period (000 omitted)	Portfolio turnover rate

--	$ 8.24	8.77%		0.66%		6.39%		0.20%		$ 37,057	63%
--	$ 8.25	6.41%		0.63%		6.09%		0.20%		$ 34,991	17%
--	$ 7.86	1.01%		0.95%		5.81%		0.20%		$ 32,193	20%
--	$ 8.11	9.87%		0.76%		6.24%		0.09%		$ 31,849	9%
--	$ 8.32	8.14%		1.03%		5.37%		0.05%		$ 35,938	25%

--	$21.74	6.11%		0.72%		4.72%		--		$ 64,325	14%
--	$21.83	5.16%		0.73%		4.50%		--		$ 63,148	9%
--	$20.68	(0.92)%		0.82%		4.44%		--		$ 52,723	11%
--	$21.32	8.01%		0.85%		4.62%		0.03%		$ 48,408	1%
--	$20.95	3.60%		1.00%		3.95%		0.05%		$ 42,276	39%

--	$10.89	5.73%		0.73%		4.66%		0.27%		$ 24,954	7%
--	$10.97	2.86	%(7)	0.75	%(8)(9)	4.55	%(9)	0.14	%(9)	$ 27,440	2%
--	$10.99	3.31	%(7)	0.67	%(9)	4.57	%(9)	0.07	%(9)	$ 23,995	7%
--	$10.44	(0.54)%		0.74%		4.57%		0.07%		$ 20,809	6%
--	$10.71	7.53%		0.83%		4.60%		0.05%		$ 16,392	0%
--	$10.46	3.89%		1.08%		3.93%		0.05%		$ 16,374	100%

--	$21.41	8.83%		0.70%		6.26%		--		$153,374	116%
--	$21.78	9.18%		0.70%		5.78%		--		$168,453	47%
--	$19.74	(3.84)%		0.74%		5.99%		--		$150,787	44%
--	$20.25	9.56%		0.76%		6.53%		0.03%		$157,978	28%
0.39	$20.77	8.30	%(11)	0.97%		5.44%		0.04%		$149,588	149%

--	$10.16	6.27%		0.79%		5.91%		--		$115,064	28%
--	$10.23	3.33	%(7)	0.76	%(8)(9)	5.67	%(9)	0.02	%(9)	$116,317	14%
--	$10.42	5.34	%(7)	0.69	%(9)	5.38	%(9)	0.05	%(9)	$109,261	7%
--	$ 9.76	(1.09)%		0.73%		5.45%		0.05%		$ 99,566	14%
--	$10.22	11.03%		0.77%		5.77%		0.04%		$ 75,342	24%
0.18	$10.43	7.28	%(12)	0.99%		5.05%		0.05%		$ 69,700	64%

--	$20.04	6.56%		0.71%		5.94%		--		$126,845	160%
--	$20.13	7.13%		0.71%		5.68%		--		$127,715	61%
--	$19.24	1.05%		0.73%		5.60%		--		$113,341	92%
--	$19.52	7.83%		0.73%		6.01%		0.03%		$115,511	29%
0.37	$19.77	6.84	%(13)	0.93%		5.39%		0.05%		$113,552	65%

* In 1998, the fiscal year end of Huntington Michigan Tax-Free and Huntington Intermediate Government Fund was changed from November 30 to May 31, and subsequently to December 31 to coincide with other Huntington Funds.

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This contractual expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Effective April 24, 1998, Piper Capital Management, Inc. ceased to serve as the subadviser for Mortgage Securities Fund.

(5) Year ended November 30.

(6) Six months ended May 31.

(7) Not annualized.

(8) Expense ratios reflect the operating expense in effect during the period prior to and subsequent to the reorganization.

(9) Computed on an annualized basis.

(10) Seven months ended December 31.

(11) Total return would have been 6.37% without the payments by affiliates. See note J of Notes to Financial Statements.

(12) Total return would have been 5.52% without the payments by affiliates. See note J of Notes to Financial Statements.

(13) Total return would have been 4.95% without the payments by affiliates. See note J of Notes to Financial Statements.

(See notes which are an integral part of the Financial Statements)

Financial Highlights

Fixed Income Funds
(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income/ (operating loss)	Net realized and unrealized gain/(loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investment transactions	Distributions in excess of net investment Income	Total distributions
INVESTMENT A SHARES
Huntington Mortgage Securities Fund
1997	$ 8.08	0.50(3)	0.17	0.67	(0.49)	--	--	(0.49)
1998(4)	$ 8.26	0.48	0.01	0.49	(0.48)	--	--	(0.48)
1999	$ 8.27	0.45	(0.38)	0.07	(0.45)	--	--	(0.45)
2000	$ 7.89	0.49	0.23	0.72	(0.47)	--	--	(0.47)
2001	$ 8.14	0.42	0.20	0.62	(0.41)	--	--	(0.41)
Huntington Ohio Tax-Free Fund
1997	$21.48	0.98	0.25	1.23	(0.97)	(0.01)	--	(0.98)
1998	$21.73	0.93	0.11	1.04	(0.93)	(0.02)	--	(0.95)
1999	$21.82	0.87	(1.12)	(0.25)	(0.89)	(0.01)	--	(0.90)
2000	$20.67	0.92	0.64	1.56	(0.92)	--	--	(0.92)
2001	$21.31	0.79	(0.08)	0.71	(0.79)	(0.29)	--	(1.08)
Huntington Michigan Tax-Free Fund**
1997(5)	$10.79	0.47	0.10	0.57	(0.47)	--	--	(0.47)
1998(6)	$10.89	0.24	0.06	0.30	(0.22)	--	--	(0.22)
1998(10)	$10.97	0.28	0.06	0.34	(0.30)	(0.02)	--	(0.32)
1999	$10.99	0.46	(0.55)	(0.09)	(0.46)	--	--	(0.46)
2000	$10.44	0.46	0.28	0.74	(0.46)	(0.01)	--	(0.47)
2001	$10.71	0.39	(0.01)	0.38	(0.39)	(0.24)	--	(0.63)
Huntington Fixed Income Securities Fund
1997	$20.95	1.25	0.47	1.72	(1.26)	--	--	(1.26)
1998	$21.41	1.20	0.66	1.86	(1.21)	(0.28)	--	(1.49)
1999	$21.78	1.08	(1.95)	(0.87)	(1.17)	--	--	(1.17)
2000	$19.74	1.24	0.53	1.77	(1.26)	--	--	(1.26)
2001	$20.25	1.12	0.07	1.19	(1.06)	--	--	(1.06)
Huntington Intermediate Government Income Fund**
1997(5)	$10.13	0.57	0.02	0.59	(0.56)	--	--	(0.56)
1998(6)	$10.16	0.28	0.05	0.33	(0.25)	--	--	(0.25)
1998(10)	$10.24	0.31	0.20	0.51	(0.33)	--	--	(0.33)
1999	$10.42	0.54	(0.68)	(0.14)	(0.52)	--	--	(0.52)
2000	$ 9.76	0.54	0.47	1.01	(0.55)	--	--	(0.55)
2001	$10.22	0.51(3)	0.01	0.52	(0.49)	--	--	(0.49)
INVESTMENT B SHARES
Huntington Fixed Income Securities Fund
2000(11)	$19.56	0.75	0.73	1.48	(0.79)	--	--	(0.79)
2001	$20.25	0.63	0.44	1.07	(0.96)	--	--	(0.96)

				Ratio to average net assets
Payments by affiliates	Net Asset, Value, end of period	Total return(1)		Expenses		Net investment income		Expense waiver reduction/ reimbursement (2)		Net Assets, end of period (000 omitted)	Portfolio turnover rate

--	$ 8.26	8.54%		0.91%		6.16%		0.45%		$1,082	63%
--	$ 8.27	6.09%		0.88%		5.84%		0.45%		$1,068	17%
--	$ 7.89	0.88%		1.45%		5.54%		0.45%		$1,025	20%
--	$ 8.14	9.55%		1.01%		6.01%		0.19%		$ 779	9%
--	$ 8.35	7.85%		1.28%		5.12%		0.05%		$ 826	25%

--	$21.73	5.88%		0.97%		4.47%		--		$1,468	14%
--	$21.82	4.90%		0.98%		4.25%		--		$1,519	9%
--	$20.67	(1.17)%		1.07%		4.44%		--		$1,310	11%
--	$21.31	7.73%		1.10%		4.37%		0.03%		$1,119	1%
--	$20.94	3.35%		1.25%		3.63%		0.04%		$1,923	39%

--	$10.89	5.47%		0.98%		4.41%		0.37%		$9,426	7%
--	$10.97	2.75	%(7)	1.00	%(8)(9)	4.30	%(9)	0.21	%(9)	$9,946	2%
--	$10.99	3.14	%(7)	0.92	%(9)	4.32	%(9)	0.07	%(9)	$8,764	7%
--	$10.44	(0.77)%		0.98%		4.33%		0.07%		$7,183	6%
--	$10.71	7.27%		1.09%		4.34%		0.05%		$6,059	0%
--	$10.46	3.63%		1.33%		3.70%		0.05%		$5,023	100%

--	$21.41	8.54%		0.95%		6.01%		--		$1,615	116%
--	$21.78	8.93%		0.95%		5.53%		--		$1,586	47%
--	$19.74	(4.07)%		1.06%		5.65%		--		$1,293	44%
--	$20.25	9.27%		1.01%		6.29%		0.02%		$1,132	28%
0.39	$20.77	8.04	%(12)	1.22%		5.18%		0.04%		$1,205	149%

--	$10.16	5.99%		1.04%		5.66%		0.10%		$3,518	28%
--	$10.24	3.31	%(7)	1.01	%(8)(9)	5.42	%(9)	0.09	%(9)	$3,217	14%
--	$10.42	5.06	%(7)	0.94	%(9)	5.13	%(9)	0.05	%(9)	$3,084	7%
--	$ 9.76	(1.33)%		0.74%		5.46%		0.04%		$2,055	14%
--	$10.22	10.74%		1.02%		5.52%		0.04%		$1,705	24%
0.18	$10.43	7.01	%(13)	1.24%		4.80%		0.05%		$1,706	64%

--	$20.25	7.72	%(7)	1.68	%(9)	5.73	%(9)	--		$ 2	28%
0.39	$20.75	7.39	%(14)	1.76%		4.39%		--		$ 472	149%

** In 1998, the fiscal year end of Huntington Michigan Tax-Free and Huntington Intermediate Government Fund was changed from November 30 to May 31, and subsequently to December 31 to coincide with other Huntington Funds.

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This contractual expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Effective April 24, 1998, Piper Capital Management, Inc. ceased to serve as the subadviser for Mortgage Securities Fund.

(5) Year ended November 30.

(6) Six months ended May 31.

(7) Not annualized.

(8) Expense ratios reflect the operating expense in effect during the period prior to and subsequent to the reorganization.

(9) Computed on an annualized basis.

(10) Seven months ended December 31.

(11) Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

(12) Total return would have been 6.11% without the payments by affiliates. See note J of Notes to Financial Statements.

(13) Total return would have been 5.25% without the payments by affiliates. See note J of Notes to Financial Statements.

(14) Total return would have been 5.46% without the payments by affiliates. See note J of Notes to Financial Statements.

(See notes which are an integral part of the Financial Statements

Combined Notes to Financial Statements

December 31, 2001

(1) Organization

The Huntington Funds, (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. As of December 31, 2001, the Trust consisted of thirteen diversified and four non-diversified portfolios (individually referred to as a "Fund", or collectively as the "Funds") as follows:

Huntington Money Market Fund ("Money Market")
Huntington Ohio Municipal Money Market Fund
("Ohio Municipal Money Market")*
Huntington Florida Tax-Free Money Fund
("Florida Tax-Free Money")*
Huntington U.S. Treasury Money Market Fund
("U.S. Treasury Money Market")
Huntington Growth Fund ("Growth")
Huntington Income Equity Fund ("Income Equity")
Huntington Rotating Index Fund ("Rotating Index")
Huntington Dividend Capture Fund ("Dividend Capture")
Huntington International Equity Fund ("International Equity")
Huntington Mid Corp America Fund ("Mid Corp America")
Huntington New Economy Fund ("New Economy")
Huntington Mortgage Securities Fund ("Mortgage Securities")
Huntington Ohio Tax-Free Fund ("Ohio Tax-Free")*
Huntington Michigan Tax-Free Fund ("Michigan Tax-Free")*
Huntington Fixed Income Securities Fund ("Fixed Income")
Huntington Intermediate Government Income Fund ("Intermediate Government Income")
Huntington Short/Intermediate Fixed Income Securities Fund ("Short/Intermediate Fixed Income")

*non-diversified portfolio

The Funds offer up to three classes of shares, except for Money Market which offers a fourth, the Interfund Shares: Trust Shares, Investment A Shares (formerly known as Investment Shares) and Investment B Shares. All of the Funds offer Trust Shares and Investment A Shares, except Short/Intermediate Fixed Income only offers Trust Shares. In addition, Money Market, Growth, Income Equity, Dividend Capture, International Equity, Mid Corp America, New Economy and Fixed Income each offer Investment B Shares. Trust Shares carry no sales charge and are not subject to Rule 12b-1 fees. Trust Shares are only offered to fiduciary, advisory, agency and other similar clients of The Huntington National Bank, its affiliates or correspondent banks. Investment A Shares are offered to all types of investors, carry a front-end sales charge, except with respect to the Money Market Funds, and are subject to 12b-1 fees of 0.25% of a Fund's average daily net assets and a shareholder services fee of 0.25% of a Fund's average daily n et assets. Investment B Shares are also offered to all types of investors, carry a contingent deferred sales charge, and are subject to distribution and service fees of 1.00% of a Fund's average daily net assets.

The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund and to the class in which shares are held.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the latest bid prices as furnished by an independent pricing service. Listed equity securities and investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued as determined in good faith using methods approved by the Board of Trustees (the "Trustees"). With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, Eastern Time, on the day the value of the foreign security is determined.

B. Repurchase Agreements

It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income if any, are recorded at fair value. Each Fund (except Short/Intermediate Fixed Income) offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the respective Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distributions do not represent a return of capital for federal income tax purposes.

The Funds will adopt the provisions of the AICPA Audit and Accounting Guide of Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Funds will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Funds did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Funds.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, return of capital, REIT's, foreign currency gains and losses and non-deductible stock issuance costs. The following reclassifications have been made to the financial statements.

	Increase (Decrease)
Fund	Accumulated Net Realized Gain (Loss)	Undistributed (Distributions in Excess of) Net Investment Income	Paid In Capital
Ohio Municipal Money Market	$1	$(7,820)	$7,819
Florida Tax-Free Money	(40)	--	40
U.S. Treasury Money Market	(13,629)	13,630	(1)
Growth	(381)	307,336	(306,955)
Income Equity	313,225	--	(313,225)
Rotating Index	--	19,232	(19,232)
Dividend Capture	(241,338)	241,902	(564)
International Equity	179,110	111,919	(291,029)
Mid Corp America	(60,597)	60,597	--
New Economy	--	45,467	(45,467)
Mortgage Securities	(876)	645	231
Ohio Tax-Free	9,733	(8,753)	(980)
Michigan Tax-Free	(783)	661	122
Fixed Income Securities	(3)	--	3
Intermediate Government Income	(43)	--	43

Net investment income, net realized gains/losses and net assets were not affected by this reclassification.

Paid in capital for New Economy was reduced by $16,069 due to a tax return of capital.

D. Federal Taxes

It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest, dividends and capital gains with respect to the International Equity have been provided for in accordance with the Fund's applicable country's tax rules and rates.

At December 31, 2001, the Funds listed below, for federal tax purposes, had capital loss carryforwards, as noted, which will reduce each Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, as amended (the "Code"), and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Huntington Funds	2002	2003	2004		2005	2006	2007	2008	2009	Total
Ohio Municipal Money Market	$--	$--	$--	$		$--	$--	$6,299	$12,253	$18,552
Florida Tax-Free Money	--	--	--		--	--	628	--	--	628
Growth	--	--	--		--	--	--	--	819,429	819,429
International Equity	--	--	--		--	--	--	--	3,722,182	3,722,182
New Economy	--	--	--		--	--	--	--	433,594	433,594
Mortgage Securities	10,198,387	10,841,602	2,455,048		--	--	2,540	31,377	36,387	23,565,341
Fixed Income Securities	--	--	--		--	--	--	1,061,682	--	1,061,682
Intermediate Government Income	128,071	--	--		10,235	806	--	355,189	--	494,301
Short/Intermediate Fixed Income Securities	--	--	--		--	--	723,150	1,049,167	1,491,454	3,263,771

Additionally, net capital losses attributable to security transactions incurred after October 31, 2001 are treated as arising on January 1, 2002, the first day of the Funds' next taxable year.

Huntington Funds	Amount
Mortgage Securities	$17,566
Intermediate Government Income	53,189

E. When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

F. Foreign Exchange Contracts

International Equity may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. International Equity may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2001, International Equity had no outstanding foreign currency commitments.

G. Written Option Contracts

The Funds may write options contracts. A written option obligates the Funds to deliver a call, or to receive a put, the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended December 31, 2001, the Dividend Capture Fund had a realized loss of $44 on written options.

The following is a summary of the Dividend Capture's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at 3/1/2001	0	$0
Options written	1,580	257,760
Options expired	(255)	(40,955)
Options closed	(938)	(155,923)
Options exercised	(162)	(28,881)
Outstanding at 12/31/2001	225	32,001

At December 31, 2001, Dividend Capture had the following outstanding options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)
Intel Corp.	Put	January 2002	25	20	200	$ (1,381)
Lexmark International, Inc.	Put	January 2002	30	15	75	(1,113)
Deluxe Corp.	Call	January 2002	35	25	17,500	(14,261)
Deluxe Corp.	Call	July 2002	45	25	3,875	605
Eastman Kodak Co.	Call	January 2002	25	30	14,100	(8,719)
Goodrich Corp.	Call	February 2002	22.5	30	13,500	(7,672)
Goodyear Tire and Rubber Co.	Call	January 2002	20	25	9,250	(6,632)
KeyCorp	Call	June 2002	25	25	3,000	(506)
RPM, Inc.	Call	February 2002	10	25	12,750	(10,380)
RPM, Inc.	Call	May 2002	10	25	10,750	(8,132)
TRW, Inc.	Call	January 2002	35	15	3,750	(777)
NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$(58,968)

H. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

I. Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

J. Payments by Affiliates

During the period ended December 31, 2001, Huntington Bancshares, Inc. voluntarily contributed $4,161,828 to the Money Market Fund. In addition, Huntington Bancshares, Inc. voluntarily purchased securities from the Intermediate Government Income, Short/Intermediate Fixed Income Securities and Fixed Income Securities Funds for their amortized cost. The payments by affiliates in the accompanying financial statements reflect the difference between the fair market value and amortized cost of the securities. As a result of the transaction, $3,116,000, $1,335,000, and $2,226,000 of the Fixed Income, Intermediate Government Income, and Short/Intermediate Fixed Income Funds, respectively, was deemed as a payment by affiliates, to reimburse the effect of the loss.

K. Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

L. Other

Investment transactions are accounted for on a trade date basis.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in capital stock (in thousands (000) for both dollars and shares) were as follows:

	Huntington Money Market Fund				Huntington Ohio Municipal Money Market Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001		2000		2001		2000
Trust Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,284,090	$ 1,284,090	1,123,515	$ 1,123,515	101,734	$ 101,734	178,520	$ 178,520
Shares issued to shareholders in payment of distributions declared	25	25	764	764	7	7	--	--
Shares redeemed	(1,121,929)	(1,121,929)	(1,202,216)	(1,202,216)	(121,648)	(121,648	(167,669)	(167,669)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	162,186	$ 162,186	(77,937)	$ (77,937)	(19,907)	$ (19,907	10,851	$ 10,851

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001		2000		2001		2000
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	751,650	$ 751,650	513,317	$ 513,317	366,566	$ 366,566	255,750	$ 255,750
Shares issued to shareholders in payment of distributions declared	6,916	6,916	8,586	8,586	503	503	376	376
Shares redeemed	(706,438)	(706,438)	(479,801)	(479,801)	(316,118)	(316,118)	(267,996)	(267,996)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	52,128	$ 52,128	42,102	$ 42,102	50,951	$ 50,951	(11,870)	$ (11,870)

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS					31,044	$ 31,044	(1,019)	$ (1,019)

	Year Ended December 31,		Year Ended December 31,
	2001		2000
Class B Shares	Shares	Dollars	Shares	Dollars
Shares sold	2	$ 2	11	$ 11
Shares issued to shareholders in payment of distributions declared	5	5	--	--
Shares redeemed	--	--	--	--

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	7	$ 7	11	$ 11

	Period Ended December 31,
	2001[1]
Interfund Shares	Shares	Dollars
Shares sold	49,839	$ 49,839
Shares redeemed	(29,246)	(29,246)
NET CHANGE RESULTING FROM INTERFUND SHARE TRANSACTIONS	20,593	$ 20,593

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	234,914	$ 234,914	(35,824)	$ (35,824)

	Huntington Florida Tax-Free Money Fund				Huntington U.S. Treasury Money Market Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001		2000		2001		2000
Trust Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	52,273	$ 52,273	77,573	$ 77,573	1,961,917	$ 1,961,917	913,490	$ 913,490
Shares issued to shareholders in payment of distributions declared	--	--	--	--	16	16	24	24
Shares redeemed	(64,728)	(64,728)	(64,365)	(64,365)	(1,880,867)	(1,880,867)	(938,099)	(938,099)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	(12,455)	$ (12,455)	13,208	$ 13,208	81,066	$ 81,066	(24,585)	$ (24,585)

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001		2000		2001		2000
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	95,641	$ 95,641	117,299	$ 117,299	67,255	$ 67,255	109,765	$ 109,765
Shares issued to shareholders in payment of distributions declared	2	2	6	6	262	262	435	435
Shares redeemed	(125,634)	(125,634)	(85,691)	(85,691)	(67,674)	(67,674)	(113,276)	(113,276)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(29,991)	$ (29,991)	31,614	$ 31,614	(157)	$ (157)	(3,076)	$ (3,076)

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(42,446)	$ (42,446)	44,822	$ 44,822	80,909	$ 80,909	(27,661)	$ (27,661)

	Huntington Growth Fund				Huntington Income Equity Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001		2000		2001		2000
Trust Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,072	$ 48,164	640	$ 31,611	509	$ 18,074	539	$ 19,060
Shares issued to shareholders in payment of distributions declared	--	--	29	1,420	88	3,088	100	3,481
Shares redeemed	(1,107)	(48,233)	(845)	(42,017)	(597)	(21,276)	(642)	(22,652)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	(35)	$ (69)	(176)	$ (8,986)	0	$ (114)	(3)	$ (111)

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001		2000		2001		2000
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	29	$ 1,757	20	$ 1,015	15	$ 536	15	$ 526
Shares issued to shareholders in payment of distributions declared	--	--	5	226	2	81	2	82
Shares redeemed	(55)	(120)	(64)	(3,151)	(10)	(365)	(10)	(355)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(26)	$ 1,637	(39)	$ (1,910)	7	$ 252	7	$ 253

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001		2000		2001		2000
Class B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	41	$ 1,260	2	$ 87	27	$ 974	--	$ 1
Shares issued to shareholders in payment of distributions declared	--	--	--	1	1	19	--	--
Shares redeemed	(3)	(2,416)	--	--	(1)	(41)	--	--

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	38	$ (1,156)	2	$ 88	27	$ 952	--	$ 1

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(23)	$ 412	(213)	$ (10,808)	34	$ 1,090	4	$ 143

	Huntington Rotating Index Fund		Huntington Dividend Capture Fund
	Period Ended December 31,		Period Ended December 31,
	2001[2]		2001[3]
Trust Shares	Shares	Dollars	Shares	Dollars
Shares sold	564	$ 5,594	1,680	$ 16,902
Shares issued to shareholders in payment of distributions declared	--	--	62	617
Shares redeemed	(12)	(101)	(52)	(518)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	552	$ 5,493	1,690	$ 17,001

	Period Ended December 31,		Period Ended December 31,
	2001[2]		2001[3]
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	37	$ 338	111	$ 1,125
Shares issued to shareholders in payment of distributions declared	--	--	2	18
Shares redeemed	(4)	(37)	(2)	(23)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	33	$ 301	111	$ 1,120

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	585	$ 5,794	--	--

	Period Ended December 31,
	2001[3]
Class B Shares	Shares	Dollars
Shares sold	196	$ 2,000
Shares issued to shareholders in payment of distributions declared	5	48
Shares redeemed	(13)	(129)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	188	1,919

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	1,989	$ 20,040

	Huntington International Equity Fund		Huntington Mid Corp America Fund
	Period Ended December 31,		Period Ended December 31,
	2001[3]		2001[3]
Trust Shares	Shares	Dollars	Shares	Dollars
Shares sold	3,383	$ 31,112	5,178	$ 52,285
Shares issued to shareholders in payment of distributions declared	1	7	5	54
Shares redeemed	(248)	(1,944)	(85)	(841)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	3,136	$ 29,175	5,098	$ 51,498

	Period Ended December 31,		Period Ended December 31,
	2001[3]		2001[3]
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	63	$ 584	28	$ 281
Shares issued to shareholders in payment of distributions declared	--	--	--	--
Shares redeemed	(58)	(495)	(1)	(8)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	5	$ 89	27	$ 273

	Huntington International Equity Fund		Huntington Mid Corp America Fund
	Period Ended December 31,		Period Ended December 31,
	2001[3]		2001[3]
Class B Shares	Shares	Dollars	Shares	Dollars
Shares sold	14	$ 119	107	$ 1,075
Shares issued to shareholders in payment of distributions declared	--	--	--	1
Shares redeemed	(4)	(28)	(1)	(10)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	10	$ 91	106	$ 1,066

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	3,151	$ 29,355	5,231	$ 52,837

	Huntington New Economy Fund		Huntington Mortgage Securities Fund
	Period Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001[3]		2001		2000
Trust Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,066	$ 10,762	892	$ 7,343	254	$ 1,992
Shares issued to shareholders in payment of distributions declared	1	15	48	397	53	417
Shares redeemed	(35)	(334)	(546)	(4,493)	(475)	(3,749)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	1,032	$ 10,443	394	$ 3,247	(168)	$ (1,340)

	Period Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001[3]		2001		2000
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	13	$ 133	8	$ 68	15	$ 119
Shares issued to shareholders in payment of distributions declared	--	--	4	30	5	36
Shares redeemed	--	(4)	(9)	(72)	(54)	(426)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	13	$ 129	3	$ 26	(34)	$ (271)

	Period Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001[3]		2001		2000
Class B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	46	$ 463	--	$ --	--	$ --
Shares redeemed	--	(2)	--	--	--	--

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	46	$ 461	--	--	--	--

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	1,091	$ 11,033	397	$ 3,273	(202)	$ (1,611)

	Huntington Ohio Tax-Free Fund				Huntington Michigan Tax-Free Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001		2000		2001		2000
Trust Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	444	$ 9,503	229	$ 4,789	287	$ 3,098	85	$ 899
Shares issued to shareholders in payment of distributions declared	10	212	7	145	4	42	1	7
Shares redeemed	(706)	(15,128)	(514)	(10,710)	(256)	(2,761)	(549)	(5,763)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	(252)	$ (5,413)	(278)	$ (5,776)	35	$ 379	(463)	$ (4,857)

	Huntington Ohio Tax-Free Fund				Huntington Michigan Tax-Free Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001		2000		2001		2000
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	43	$ 928	1	$ 24	5	$ 48	10	$ 104
Shares issued to shareholders in payment of distributions declared	2	52	2	37	24	257	20	216
Shares redeemed	(6)	(137)	(14)	(286)	(114)	(1,236)	(153)	(1,603)

NET CHANGE RESULTING FROM CLASS A SHARES TRANSACTIONS	39	$ 843	(11)	$ (225)	(85)	$ (931)	(123)	$ (1,283)

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(213)	$ (4,570)	(289)	$ (6,001)	(50)	$ (552)	(586)	$ (6,140)

	Huntington Fixed Income Securities Fund				Huntington Intermediate Government Income Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001		2000		2001		2000
Trust Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,341	$ 24,238	1,073	$ 21,181	1,241	$ 11,505	823	$ 8,067
Shares issued to shareholders in payment of distributions declared	143	2,937	196	3,870	94	973	111	1,092
Shares redeemed	(2,075)	(42,634)	(1,105)	(21,800)	(2,022)	(20,993)	(3,762)	(36,941)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	(591)	$ (15,459)	164	$ 3,251	(687)	$ (8,515)	(2,828)	$ (27,782)

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001		2000		2001		2000
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5	$ 102	3	$ 58	13	$ 134	3	$ 27
Shares issued to shareholders in payment of distributions declared	2	46	3	60	7	68	8	82
Shares redeemed	(5)	(104)	(15)	(310)	(23)	(238)	(55)	(538)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2	$ 44	(9)	$ (192)	(3)	$ (36)	(44)	$ (429)

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001		2000		2001		2000
Class B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	24	$ 488	--	$ 1	--	$ --	--	$ --
Shares issued to shareholders in payment of distributions declared	--	8	--	--	--	--	--	--
Shares redeemed	(1)	(29)	--	--	--	--	--	--

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	23	$ 467	--	$ 1	--	--	--	--

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(566)	$ (14,948)	155	$ 3,060	(690)	$ (8,551)	(2,872)	$ (28,211)

	Huntington Short/Intermediate Fixed Income Securities Fund
	Year Ended December 31,		Year Ended December 31,
	2001		2000
Trust Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,166	$ 20,954	749	$ 14,399
Shares issued to shareholders in payment of distributions declared	106	2,094	141	2,708
Shares redeemed	(1,446)	(28,701)	(864)	(16,633)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	(174)	$ (5,653)	26	$ 474

(1) Interfund Shares commenced operations on September 4, 2001.

(2) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.

(3) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(4) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--Huntington Asset Advisors, Inc., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as listed below.

Fund	Annual Rate
Money Market	0.27%
Ohio Municipal Money Market	0.30%
Florida Tax-Free Money	0.30%
U.S Treasury Money Market	0.20%
Growth	0.60%
Income Equity	0.60%
Rotating Index	0.50%
Dividend Capture	0.75%
International Equity	1.00%
Mid Corp America	0.75%
New Economy	0.85%
Mortgage Securities	0.50%
Ohio Tax-Free	0.50%
Michigan Tax-Free	0.50%
Fixed Income Securities	0.50%
Intermediate Government Income	0.50%
Short/Intermediate Fixed Income Securities	0.50%

Sub-Advisory Fee--Federated Global Investment Management Corporation (FGIM) served as the Sub-Adviser for International Equity for the period prior to December 31, 2001. Under this agreement FGIM received from the Adviser an annual fee of 0.65% of the first $100 million of the Fund's average daily net assets, 0.50% of the next $50 million, and 0.35% of any amount over $150 million.

Administrative and Financial Administration Fees--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. Through November 30, 2001, the Adviser served as administrator to the Trust and SEI Investments Mutual Fund Services served as sub-administrator. The Huntington National Bank (the "Bank") currently serves as sub-administrator to the Trust, assisting with the provisions of administrative services necessary to operate the Funds. The Bank also serves as financial administrator providing portfolio accounting services to the Funds. The fees paid for administrative services and financial administration are based on the level of average aggregate net assets of the Trust for the period.

Distribution Services Fee--The Huntington Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc. ("Edgewood"), the principal distributor, from their respective net assets to finance certain activities intended to result in the sale of Class A Shares and Class B Shares. The Plan provides that each Fund may incur distribution and service expenses up to 0.25% and 1.00% of the average daily net assets of each Fund's Class A Shares and Class B Shares, annually, to compensate Edgewood (for distribution services) and Federated Shareholder Services Company (for shareholder services) ("FSSC"). Edgewood and FSSC may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. Edgewood can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses--State Street Bank and Trust Company ("State Street"), serves as transfer and dividend disbursing agent. The fees paid to State Street are based on the size, type, and number of accounts and transactions made by shareholders.

Custodian Fees--The Bank is the custodian for the Funds, except for International Equity where State Street serves in that capacity. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

(5) Rotating Index Fund Structure

Due to the net asset level of the rotating index fund ("Fund"), in accordance with its prospectus, the Fund sought to achieve its investment objectives through investments in other mutual funds with similar investment objectives ("Underlying Fund"). As a result investors in the Fund incurred expenses of both the Fund and the Underlying Fund, including transaction costs related to the purchases and sales of Underlying Fund shares.

(6) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities (and in-kind contributions), for the period ended December 31, 2001 were as follows:

Fund	Purchases	Sales
Growth	$50,179,405	$33,192,098
Income Equity	70,153,141	71,339,683
Rotating Index	5,335,753	0
Dividend Capture	43,031,913	23,474,883
International Equity	52,387,026	24,711,557
Mid Corp America	53,441,398	4,077,951
New Economy	11,871,698	3,075,733
Mortgage Securities	11,877,556	8,099,002
Ohio Tax-Free	18,489,772	27,663,079
Michigan Tax-Free	23,546,920	24,295,193
Fixed Income Securities	220,232,242	222,434,896
Intermediate Government Income	45,737,876	53,281,335
Short/Intermediate Fixed Income Securities	70,108,314	71,360,789

(7) Concentration of Credit Risk

Since Ohio Municipal Money Market, Florida Tax-Free Money, Ohio Tax-Free and Michigan Tax-Free invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2001 the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated below. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency is also indicated below.

Fund	% of Portfolio Guaranteed/Insured	% of Portfolio Backed by Largest Guarantor/Insurer
Ohio Municipal Money Market	43.8%	6.9%
Florida Tax-Free Money	38.1%	13.8%
Ohio Tax-Free	36.1%	16.5%
Michigan Tax-Free	77.0%	38.4%

(8) Federal Income Tax Information (unaudited)

The Funds hereby designate the following distributions as capital gain dividends for the year ended December 31, 2001:

Fund
Income Equity	$3,062,006
Michigan Tax-Free	491,766
Ohio Tax-Free	609,039

For corporate shareholders, the following percentages of ordinary income dividends paid during the fiscal year ended December 31, 2001 qualified for the dividends received deduction:

Fund
Income Equity	96.10%
Dividend Capture	53.96%
Mid Corp America	100%

For the fiscal year ended December 31, 2001, the following percentages represent the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax:

Fund
Florida Tax-Free Money	100%
Michigan Tax-Free	100%
Ohio Tax-Free	100%
Ohio Municipal Money Market	100%

Explanation of the Indices (& Notes) in the Management Discussion & Analysis

Please see page one for a definition of the S&P 500.

Growth Fund

+ The S&P 500 and the LLCGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes are an average of the total returns of the 30 largest mutual funds designated by Lipper Analytical Services, Inc., as falling into the respective categories indicated. The S&P 500 and the LLCGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes. These indexes are unmanaged.

* The Fund's performance assumes the reinvestment of all dividends and distributions.

** Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.00% ($10,000 investment minus $400 sales load = $9,600). Effective May 1, 2000 the maximum sales load became 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions on securities.

Income Equity Fund

+ The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes are an average of the total returns of the 30 largest mutual funds designated by Lipper Analytical Services, Inc., as falling into the respective categories indicated. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes. These indexes are unmanaged.

* The Fund's performance assumes the reinvestment of all dividends and distributions.

** Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.50% ($10,000 investment minus $550 sales load = $9,450). Effective May 1, 2000 the maximum sales load became 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions on securities.

Rotating Index Fund

+ The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Frank Russell's only relationship to the Fund is the licensing of the use of the Index. Frank Russell Company is the owner of the trademarks and copyrights relating to the Index. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to the accuracy, or completeness, or otherwise.

++ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

* The Fund's performance assumes the reinvestment of all dividends and distributions.

** Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 1.50% ($10,000 investment minus $150 sales load = $9,850). The Fund's performance assumes the reinvestment of all dividends and distributions.

Dividend Capture Fund

+ The Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed rate preferred stock issues. The Morgan Stanley REIT Index is a capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. It is calculated by Morgan Stanley & Co., Inc., and reflects reinvestment of all applicable dividends, capital gains and interest. It is rebalanced and reconstituted quarterly. These indexes are unmanaged.

++ The DCIB is a blend of index total returns that represent the Fund's allocation in the market sectors. The blend is comprised of 33.33% Morgan Stanley REIT Index, 33.33% Merrill Lynch Fixed Rate Preferred Index and 33.33% Standard & Poor's 500/Barra Value Index. Each index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indices are unmanaged. The DCIB has been adjusted to reflect reinvestment of dividends on securities in the indices.

+++ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

* The Fund's performance assumes the reinvestment of all dividends and distributions.

** Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions.

International Equity Fund

+ The EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars an in local currency. The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

* The Fund's performance assumes the reinvestment of all dividends and distributions.

** Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions.

Mid Corp America Fund

+ The S&P 400 is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The S&P 400 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The S&P 400 has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

* The Fund's performance assumes the reinvestment of all dividends and distributions.

** Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions.

New Economy Fund

+ The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The Russell 3000 Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

* The Fund's performance assumes the reinvestment of all dividends and distributions.

** Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions.

Mortgage Securities Fund

+ The ML3-5YUT is an unmanaged index tracking U.S. Treasury securities with maturities of 3 and 4.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The ML3-5YUT is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The ML3-5YUT has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

++ The LMI is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages. The LMI has been adjusted to reflect reinvestment of dividends on securities in the index. LMI is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

+++ The LUSMF is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes are an average of the total returns of the 30 largest mutual funds designated by Lipper Analytical Services, Inc., as falling into the respective categories indicated. The LUSMF have been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

* The Fund's performance assumes the reinvestment of all dividends and distributions.

** Represents a hypothetical investment of $10,000 in the Fund after deducting the sales load of 2.00% effective 2/1/93 ($10,000 investment minus $200 sales load=$9,800). Effective May 1, 2000, the maximum sales load became 4.75%. The Fund's performance assumes the reinvestment of all dividends and distributions.

Ohio Tax-Free Fund

+ The LB7MB is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 6-8 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. The LB7MB has been adjusted to reflect the reinvestment of dividends on securities in the index. The LB7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LIMA is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes are an average of the total returns of the 30 largest mutual funds designated by Lipper Analytical Services, Inc., as falling into the respective categories indicated. The LIMA has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

* The Fund's performance assumes the reinvestment of all dividends and distributions.

** Represents a hypothetical investment of $10,000 in the Fund after deducting the sales load of 2.00% effective 2/1/93 ($10,000 investment minus $200 sales load=$9,800). Effective May 1, 2000, the maximum sales load became 4.75%. The Fund's performance assumes the reinvestment of all dividends and distributions.

Michigan Tax-Free Fund

+ The LIMA is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes are an average of the total returns of the 30 largest mutual funds designated by Lipper Analytical Services, Inc., as falling into the respective categories indicated. The LIMA has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

++ The LB7MB is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 6-8 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. The LB7MB has been adjusted to reflect the reinvestment of dividends on securities in the index. The LB7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

* The Fund's performance assumes the reinvestment of all dividends and distributions.

** Represents a hypothetical investment of $10,000 in the Fund after deducting the sales load of 4.75% which was in effect as of 12/31/91 ($10,000 investment minus $475 sales load = $9,525). The Fund's performance assumes the reinvestment of all dividends and distributions.

Fixed Income Securities Fund

+ The LBUSGC is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date. The LBUSGC has been adjusted to reflect reinvestment of dividends on securities in the index. The LBUSGC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LIIGDF is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes are an average of the total returns of the 30 largest mutual funds designated by Lipper Analytical Services, Inc., as falling into the respective categories indicated. The LIIGDF has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

* The Fund's performance assumes the reinvestment of all dividends and distributions.

** Represents a hypothetical investment of $10,000 in the Fund after deducting the sales load of 2.00% effective 2/1/93 ($10,000 investment minus $200 sales load=$9,800). Effective May 1, 2000 the maximum sales load became 4.75%. The Fund's performance assumes the reinvestment of all dividends and distributions.

Intermediate Government Income Fund

+ The LBIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The LBIGC has been adjusted to reflect reinvestment of dividends on securities in the index. The LBIGC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

* The Fund's performance assumes the reinvestment of all dividends and distributions.

** Represents a hypothetical investment of $10,000 in the Fund after deducting the sales load of 4.75% in effect as of 12/31/91 ($10,000 investment minus $475 sales load = $9,525). The Fund's performance assumes the reinvestment of all dividends and distributions.

Short/Intermediate Fixed Income Securities Fund

+ The LBIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The ML1-5YGC is an unmanaged index trading short-term U.S. government securities and short-term domestic investment grade corporate bonds with maturities between 1 and 4.99 years. The LBIGC and ML1-5YGC have been adjusted to reflect reinvestment of dividends on securities in the index. The LBIGC and ML1-5YGC are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged.

++ The ML1-5YUT is an unmanaged index tracking U.S. treasury securities with maturities between 1 and 4.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The ML1-5YUT has been adjusted to reflect reinvestment of dividends on securities in the index. The ML1-5YUT is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index in unmanaged.

+++ The LSTIGD is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes are an average of the total returns of the 30 largest mutual funds designated by Lipper Analytical Services, Inc., as falling into the respective categories indicated. The LSTIGD has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

Independent Auditors' Report

To the Shareholders and Board of Trustees of the Huntington Funds

We have audited the accompanying statements of assets and liabilities of the Huntington Funds (comprised of the Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington Florida Tax-Free Money Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Rotating Index Fund, Huntington Dividend Capture Fund, Huntington International Equity Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Michigan Tax-Free Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, and Huntington Short/Intermediate Fixed Income Securities Fund), collectively, "the Funds", as of December 31, 2001, and the related statements of operations for the year or periods then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for ea ch of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds listed above as of December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
February 19, 2002

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Funds. All of the Huntington Funds Board members are Independent. The Huntington Fund Complex consists of 17 investment company portfolios. Each Board member oversees all portfolios in the Huntington Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

Independent Trustees Background

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s) for Past Five Years and Other Directorships Held

David S. Schoedinger Birth Date: November 27, 1942 229 East State Street Columbus, OH TRUSTEE Began serving: February/1987

Chairman of the Board, Schoedinger Funeral Service; President, Schoedinger Financial Services, Inc.; Past President, Board of Directors of National Selected Morticians (1992-1993) (national trade association for morticians).

Other Directorships Held: NONE

John M. Shary Birth Date: November 28, 1930 3097 Walden Ravines Columbus, OH TRUSTEE AND CHAIRMAN Began serving: February/1987

Retired; Formerly: Member, Business Advisory Corp. of the Board, Mind Leaders, Inc. (formerly DPEC-Data Processing Education) (1993-1996); Member, Business Advisory Board, HIE-Healthcare.com (formerly Hublink, Inc.) (1993-1997) (database integration software); Member, Business Advisory Board, Miratel Corporation (1993-1995) (research & development firm for CADCAM); Member, Board of Directors, Applied Information Technology Research Center (1987-1990); Member, Board of Directors, AIT (1987-1990); Chief Financial Officer of OCLC Online Computer Library Center, Inc. (1978-1993).

Other Directorships Held: NONE

Thomas J. Westerfield Birth Date: April 19, 1955 7724 Westwind Cincinnati, OH TRUSTEE Began serving: January/2001	Of Counsel, Cors & Bassett (law firm) since 1993. Other Directorships Held: NONE

William R. Wise Birth Date: October 20, 1931 613 Valley Forge Court Westerville, OH TRUSTEE Began serving: February/1987

Retired; Formerly, Corporate Director of Financial Services and Treasurer, Children's Hospital, Columbus, Ohio; Associate Executive Director and Treasurer, Children's Hospital, Columbus, Ohio (1985-1989).

Other Directorships Held: NONE

Officers

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) for Past Five Years

Daniel B. Benhase Birth Date: November 23, 1959 41 South High Street Colombus, OH PRESIDENT

Executive Vice President, Private Financial Group, Huntington Bancshares Incorporated (June 2000 to present). Executive Vice President of Firstar Corporation and Firstar Bank, N.A. (prior to June 2000).

Peter J. Germain Birth Date: September 3, 1959 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT	Senior Vice President and Director, Mutual Fund Services Division, Federated Services Company. Formerly Senior Corporate Counsel, Federated Investors, Inc.

James E. Ostrowski Birth Date: November 13, 1959 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT AND TREASURER	Vice President, Federated Services Company.

Richard J. Thomas Birth Date: June 17, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA TREASURER

Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; formerly: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Gail C. Jones Birth Date: October 26, 1953 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA SECRETARY	Vice President and Corporate Counsel, Federated Services Company.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.

27057 (2/02)

[Logo of Huntington Funds]

THE HUNTINGTON NATIONAL BANK, a subsidiary of Huntington Bancshares, Inc. is the Custodian, Sub-Administrator and Financial Administrator of The Huntington Funds. Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, serves as Investment Adviser to the Funds. Federated Services Co. and Edgewood Services, Inc., the Administrator and Distributor of The Huntington Funds, respectively, are not affiliated with The Huntington National Bank.

[Logo of Huntington Funds]

(800) 253-0412

1400022 (2/02)